Exhibit 10.20

EXECUTION VERSION

LINEAGE LOGISTICS, LLC

LINEAGE TREASURY EUROPE B.V.

LINEAGE LOGISTICS HOLDINGS, LLC

US$ 300,000,000

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

US$ 375,000,000

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028

€128,000,000

0.89% Guaranteed Senior Notes, Series C, due August 20, 2026

€251,000,000

1.26% Guaranteed Senior Notes, Series D, due August 20, 2031

£145,000,000

1.98% Guaranteed Senior Notes, Series E, due August 20, 2026

£130,000,000

2.13% Guaranteed Senior Notes, Series F, due August 20, 2028

NOTE PURCHASE AGREEMENT

Dated August 20, 2021

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SCHEDULE A	—	Defined Terms

SCHEDULE B	—	Obligor Affiliates

SCHEDULE 1-A	—	Form of US$ 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

SCHEDULE 1-B	—	Form of US$ 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028

SCHEDULE 1-C	—	Form of € 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026

SCHEDULE 1-D	—	Form of € 1.26% Guaranteed Senior Notes, Series D, due August 20, 2031

SCHEDULE 1-E	—	Form of £ 1.98% Guaranteed Senior Notes, Series E, due August 20, 2026

SCHEDULE 1-F	—	Form of £ 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028

SCHEDULE 2	—	Form of Joinder Agreement

SCHEDULE 4.4(a)	—	Form of Opinion of Special Counsel for the Obligors

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of Holdings and Ownership of Subsidiary Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 5.21	—	Qualified Assets

SCHEDULE 10.1	—	Transactions with Affiliates

SCHEDULE 10.10	—	Permitted Investments

SCHEDULE 25	—	Ground Leases

PURCHASER SWAP SCHEDULE	—	Purchaser Swap Information Re: Swapped Notes

PURCHASER SCHEDULE	—	Information Relating to Purchasers

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LINEAGE LOGISTICS, LLC

LINEAGE TREASURY EUROPE B.V.

LINEAGE LOGISTICS HOLDINGS, LLC

46500 Humboldt Drive

Novi, MI 48377

US$ 300,000,000 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

US$ 375,000,000 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028

€128,000,000 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026

€251,000,000 1.26% Guaranteed Senior Notes, Series D, due August 20, 2031

£145,000,000 1.98% Guaranteed Senior Notes, Series E, due August 20, 2026

£130,000,000 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028

August 20, 2021

TO EACH OF THE PURCHASERS LISTED IN

THE PURCHASER SCHEDULE HERETO:

Ladies and Gentlemen:

Lineage Logistics, LLC, a Delaware limited liability company (the “Company”), Lineage Treasury Europe B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands (the “EUR Issuer”, and together with the Company, jointly the “Issuers” and each an “Issuer”), Lineage Logistics Holdings, LLC, a Delaware limited liability company (“Holdings”), and each Person listed on Schedule B as an Obligor Affiliate agree with each of the Purchasers as follows:

SECTION 1. AUTHORIZATION OF NOTES.

(a)	The Company will authorize the issue and sale of $300,000,000 aggregate principal amount of its 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026 (the “Series A Notes”).

(b)	The Company will authorize the issue and sale of $375,000,000 aggregate principal amount of its 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028 (the “Series B Notes”).

(c)	The EUR Issuer will authorize the issue and sale of €128,000,0000 aggregate principal amount of its 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026 (the “Series C Notes”).

(d)	The EUR Issuer will authorize the issue and sale of €251,000,000 aggregate principal amount of its 1.26% Guaranteed Senior Notes, Series D, due August 20, 2031 (the “Series D Notes”).

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(e)	The EUR Issuer will authorize the issue and sale of £145,000,000 aggregate principal amount of its 1.98% Guaranteed Senior Notes, Series E, due August 20, 2026 (the “Series E Notes”).

(f)	The EUR Issuer will authorize the issue and sale of £130,000,000 aggregate principal amount of its 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028 (the “Series F Notes”).

The Series A Notes, together with the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes and the Series F Notes, are referred to this Agreement as the “Notes”. The Notes shall be substantially in the form set out in Schedules 1-A, 1-B, 1-C, 1-D, 1-E and 1-F respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.5 shall govern.

SECTION 2. SALE AND PURCHASE OF NOTES; JOINT AND SEVERAL OBLIGORS; INTERCREDITOR AGREEMENT.

Section 2.1. Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Issuers will issue and sell to each Purchaser and each Purchaser will purchase from each respective Issuer, at the Closing provided for in Section 3, Notes in the principal amount and series specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2. Joint and Several Obligors. The payment by each Issuer of all amounts due with respect to the Notes and the performance by each Issuer of its obligations under this Agreement are joint and several obligations of Holdings, the Issuers and the Obligor Affiliates pursuant to (as limited by) the provisions of Section 24 herein.

Section 2.3. Intercreditor Agreement. The Purchasers and the administrative agent, on behalf of the lenders, under the Principal Credit Facility will enter into the Intercreditor Agreement on the Closing Date (together with any future additional creditors that may from time to time in the future accede thereto) providing for the sharing of certain payments from guarantors and borrowers (other than the Company) among the parties following an Event of Default.

SECTION 3. CLOSING

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Greenberg Traurig, LLP, 77 West Wacker Drive, Suite 3100, Chicago, Illinois 60601, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on August 20, 2021 (the “Closing Date”). At the Closing, each Issuer will deliver to each Purchaser the Notes of the series to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000, €100,000 or £100,000, as applicable, as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the respective Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of:

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(i)	the Company to account number 510152361 at JP Morgan Chase Bank N.A. in connection with the Series A Notes and the Series B Notes,

(ii)	the EUR Issuer to account number NL16 BOFA 0030 1800 16 at Bank of America Europe DAC (SWIFT: BOFANLNX) in connection with the Series C Notes and the Series D Notes, and

(iii)	the EUR Issuer to account number NL91 BOFA 0030 1800 24 at Bank of America Europe DAC (SWIFT: BOFANLNX) in connection with the Series E Notes and the Series F Notes.

If at the Closing an Issuer shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Issuer to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties.

(a) Representations and Warranties of the Issuers. The representations and warranties of each Issuer in this Agreement shall be correct when made on the date of this Agreement and at the Closing.

(b) Representations and Warranties of Holdings. The representations and warranties of Holdings in this Agreement shall be correct when made on the date of this Agreement and at the Closing.

(c) Representations and Warranties of the Obligor Affiliates. The representations and warranties of the Obligor Affiliates in this Agreement shall be correct when made on the date of this Agreement and at the Closing.

Section 4.2. Performance; No Default. The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. None of the Obligors or any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificates of the Issuers. Each of the Issuers shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

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(b) Secretary’s Certificates of the Issuers. Each of the Issuers shall have delivered to such Purchaser a certificate of a Responsible Officer, or with respect to the EUR Issuer, a managing director or any other person who is authorized to represent the EUR Issuer, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) if customary in the jurisdiction of incorporation of the Obligor Affiliate, the incumbency of the authorized signatories of such Issuer executing this Agreement and the Notes and (iii) the Issuer’s organizational documents as then in effect.

(c) Officer’s Certificate of Holdings. Holdings shall have delivered to such Purchaser an Officer’s Certificate with respect to Holdings, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.

(d) Secretary’s Certificate of Holdings. Holdings shall have delivered to such Purchaser a certificate with respect to Holdings, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, (ii) the incumbency of the authorized signatories of Holdings executing this Agreement and (iii) Holdings’ organizational documents as then in effect.

(e) Officer’s Certificate of Obligor Affiliates. Each Obligor Affiliate shall have delivered to such Purchaser an Officer’s Certificate with respect to such Obligor Affiliate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(c), 4.2 and 4.9 have been fulfilled.

(f) Secretary’s Certificate of Obligor Affiliates. Each Obligor Affiliate shall have delivered to such Purchaser a certificate of its Secretary, Assistant Secretary, Director or a Responsible Officer, or with respect to a Danish Obligor Affiliate, a managing director or any other person who is authorized to represent the Danish Obligor Affiliate, or with respect to a New Zealand Obligor Affiliate, a director of that New Zealand Obligor Affiliate, in each case dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, (ii) if customary in the jurisdiction of incorporation of the Obligor Affiliate, the incumbency of the authorized signatories of the Obligor Affiliate executing this Agreement and (iii) such Obligor Affiliate’s organizational documents as then in effect.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Latham & Watkins LLP, counsel for the Issuers, Holdings and the Obligor Affiliates, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct its counsel to deliver such opinion to the Purchasers), (b) Johnson Winter & Slattery, counsel to the Australian Obligor Affiliates, covering matters set forth of Schedule 4.4(b), (c) McCarthy Tétrault LLP, counsel to the Canadian Obligor Affiliates, covering matters set forth on Schedule 4.4(c), (d) NautaDutilh, counsel to the Dutch Obligors covering matters set forth on Schedule 4.4(d); (e) from various counsel for the other Obligor Affiliates listed on Schedule 4.4(e) covering power and capacity of such Obligor Affiliate and such matters relating to this Agreement as such Purchaser may reasonably request, and (f) from Greenberg Traurig, LLP, the Purchasers’ special counsel in connection with such transactions, and covering such other matters incident to such transactions as such Purchaser may reasonably request.

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Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing each of the Issuers shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Closing the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

Section 4.9. Changes in Corporate Structure. Except as permitted by Section 10.2, none of the Issuers, Holdings or any Obligor Affiliate shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Intercreditor Agreement. The Intercreditor Agreement shall have been executed and delivered by each of the Purchasers and the administrative agent, on behalf of the lenders, under the Principal Credit Facility.

Section 4.12. Acceptance of Appointment to Receive Service of Process. Such Purchaser shall have received evidence of the acceptance by Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377 of the appointment and designation provided for by Section 23.7(e) for the period from the date of the Closing to 1 year after maturity of the Notes (and the payment in full of all fees in respect thereof).

Section 4.13. Investment Grade Financial Covenant Election Date. Such Purchaser shall have received evidence reasonably satisfactory to it that the “Investment Grade Financial Covenant Election Date” as defined under and in accordance with the Principal Credit Facility shall have occurred or shall occur on the Closing Date.

Section 4.14. Rating of Notes. DBRS shall have delivered to the Company a letter assigning a private credit rating to the Notes of not less than “BBB” (which letter shall comply with the terms and conditions set forth in Section 9.10), and the Company shall have delivered a copy of such ratings letter to such Purchaser.

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Section 4.15. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

As of the date of this Agreement and as of the date of the Closing, each Obligor jointly and severally represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. Each Group Member (a) is duly organized, incorporated, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, (b) has the corporate, limited liability or limited partnership, as applicable, power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified to do business in, and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of, each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except for where failure to do so could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.2. Authorization, Etc. Each Obligor has the corporate, limited liability or limited partnership, as applicable, power and authority, and the legal right, to enter into and perform this Agreement and the Notes to which it is a party. Each Obligor has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and the Notes to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the sale of the Notes hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes, except consents, authorizations, filings, notices and other acts that have been obtained or made and are in full force and effect. This Agreement and each Note has been duly executed and delivered on behalf of each Obligor party thereto. This Agreement constitutes, and the Notes upon execution will constitute, a legal, valid and binding obligation of each Obligor party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 5.3. Disclosure. The Company through its agents, BofA Securities, Inc and JP Morgan Securities LLC has delivered to each Purchaser a copy of a Private Placement Memorandum dated July 2021 (the “Memorandum”) and the Investor Presentation dated July 2021 (the “Investor Presentation”), relating to the transactions contemplated hereby. The Memorandum and the Investor Presentation, together, fairly describe, in all material respects, the general nature of the business and principal properties of the Obligors and their respective Subsidiaries. This Agreement, the Memorandum, the Investor Presentation and the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Issuers prior to August 11, 2021 in connection with the

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transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum, the Investor Presentation and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2020, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors or any of their respective Subsidiaries except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. As of the Closing Date, (a) Schedule 5.4 sets forth the name and jurisdiction of incorporation of each Subsidiary of a Group Member and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by any Group Member and (b) except as set forth on Schedule 5.4, there are no outstanding subscriptions, options, warrants, calls, acquisition rights or other similar agreements or similar commitments (other than (i) stock options granted to employees or directors and (ii) directors’ qualifying shares) of any nature relating to any Equity Interests of Holdings or any Wholly-Owned Subsidiary that is a Material Subsidiary.

(c) No Wholly-Owned Subsidiary that is a Material Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4, customary limitations imposed by corporate law or similar statutes and customary limitations imposed by the terms of agreements governing Non-Recourse Indebtedness) restricting the ability of such Wholly-Owned Subsidiary that is a Material Subsidiary to pay dividends out of profits or make any other similar distributions of profits to Holdings or any of its Subsidiaries that owns outstanding shares of capital stock or similar Equity Interests of such Wholly-Owned Subsidiary that is a Material Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of Holdings and its consolidated Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) (i) present fairly, in all material respects, the consolidated financial condition of the Holdings and its consolidated Subsidiaries as of the date of such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified in such financial statements and (ii) have been prepared in accordance with GAAP applied consistently throughout the period covered thereby except as otherwise expressly noted therein (subject, in the case of unaudited consolidated balance sheets, to year-end audit adjustments). The Obligors and their respective Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the applicable Obligor of this Agreement and the Notes to which such Obligor is a party, the sale of the Notes hereunder and the use of the proceeds thereof will not (i) violate any Requirement of Law, any indenture, agreement or other instrument binding on an Obligor or its assets, or any Governing Document of any Obligor, except where such violation could not reasonably be expected to have a Material Adverse Effect, and (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such indenture, agreement or other instrument.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligors of this Agreement or, with respect to the Issuers only, the Notes, including any thereof required in connection with the obtaining of the Applicable Currency to make payments under this Agreement or the Notes and the payment of such Applicable Currency to Persons

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resident in the United States of America. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the United States or the Netherlands, as applicable, of this Agreement or the Notes that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax that may be required in connection with admissibility into evidence.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) No action, suit, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Obligor, threatened in writing against any Group Member or against any of their respective property as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) None of the Group Members is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), in each case where such default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. (a) Each Group Member has filed or caused to be filed all federal, state and other material tax returns and reports that are required to have been filed and has paid all Taxes on any assessments made against it or any of its property, and all other material Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any Taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member), in each case, except where the failure to file or pay, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No Tax Lien has been filed with respect to any Qualified Asset that is not a Permitted Encumbrance, and as of the Closing Date, to the knowledge of any Obligor, no claim is being asserted with respect to any such Taxes, fees or other charges of any Group Member that could reasonably be expected to have a Material Adverse Effect.

(b) No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of the Netherlands or any political subdivision thereof will be incurred by Obligors or any holder of a Note as a result of the execution or delivery of this Agreement or the Notes and no deduction or withholding in respect of Taxes imposed by or for the account of any Governmental Authority of the Netherlands is required to be made from any payment by the Obligors under this Agreement or the Notes except for any such liability, withholding or deduction imposed, assessed, levied or collected by or for the account of any such Governmental Authority arising out of circumstances described in clauses (i) through (vii) of Section 13(b).

Section 5.10. Title to Property; Leases. Subject to Liens not prohibited by this Agreement, each Group Member has good and valid title to, or a valid leasehold interest in, all of its Real Property that is material to the operation of its business, and good title to, or a valid leasehold interest in or the right to use, all its other property that is material to the operation of its business, in each case other than (x) minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, or (y) where the failure to have such title, interest or other right to use would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. None of the Qualified Assets or the Equity Interests of any Qualified Asset Owner is subject to any Lien except Permitted Encumbrances and Permitted Equity Encumbrances.

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Section 5.11. Licenses, Permits, Etc. Each Group Member owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted, except to the extent that the failure to so own or license such Intellectual Property, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted against any Group Member and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property in each case that could reasonably be expected to have a Material Adverse Effect, nor does any Obligor know of any valid basis for any such claim in each case that could reasonably be expected to have a Material Adverse Effect. The use of Intellectual Property by each Group Member does not infringe on the rights of any Person except to the extent that such infringements, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.12. Compliance with Employee Benefit Plans.

(a) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Group Member and each of their respective ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Plans and the regulations and published interpretations thereunder; and (ii) no ERISA Event has occurred or is reasonably expected to occur.

(b) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (1) to the extent applicable, each Group Member is in compliance with Canadian Pension Legislation with respect to each (i) Canadian Pension Plan, and (ii) Canadian Defined Benefit Plan; (2) no Canadian Pension Event has occurred; and (3) no Lien has arisen, choate or inchoate, in respect of any Obligor or their property in connection with any Canadian Pension Plan administered or sponsored by a Group Member, other than a Permitted Encumbrance.

(c) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(d) All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Company and its Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect.

Section 5.13. Private Offering by the Issuers. None of the Obligors or anyone acting on their behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 55 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. None of the Obligors or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

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Section 5.14. Use of Proceeds; Margin Regulations. The Issuers will apply the proceeds of the sale of the Notes hereunder as set forth in the section entitled “Proposed Offering and Capitalization” of the Memorandum. No part of the proceeds from the sale of the Notes hereunder will be used, (i) for the purpose, whether immediate or ultimate, of “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) as now and from time to time hereafter in effect or (ii) for any purpose that violates the provisions of the Regulations of the Board. No Obligor nor any Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or extending credit for the purpose of “buying” or “carrying” “margin stock”. Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Material Indebtedness of the Group Members as of March 31, 2021 (other than Indebtedness in the nature of letters of credit, Capital Lease Obligations and intercompany Indebtedness). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Material Indebtedness of any Issuer or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Material Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) None of the Obligors or any Subsidiary thereof has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness, in each case except as not prohibited by this Agreement.

Section 5.16. Foreign Assets Control Regulations, Etc. The Obligors have implemented and maintain in effect policies and procedures designed to ensure compliance in all material respects by the Obligors, the other Group Members and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, and Holdings, the other Group Members and their respective officers and employees and, to the knowledge of the Obligors after reasonable due diligence, their respective directors and agents, are in compliance with Anti-Terrorism Laws, Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions in all material respects. None of the Obligors, any of their respective Subsidiaries or, to the knowledge or any Obligor or any such Subsidiary, any of their respective directors, officers or employees, (i) is a Sanctioned Person, (ii) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Sanctioned Person, (iii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purposes of evading or avoiding, or attempts to violate any Anti-Terrorism Laws. All borrowings, use of proceeds and other transactions contemplated by this Agreement will comply with applicable Sanctions in all material respects, and no borrowing, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws (including the Foreign Corrupt Practices Act of 1977) or Anti-Money Laundering Laws.

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Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall require Holdings or any of its Subsidiaries or any director, officer, employee, agent or Affiliate of Holdings or any of its Subsidiaries that are registered or incorporated under the laws of Canada or a province thereof to commit an act or omission that contravenes the Foreign Extraterritorial Measures (United States) Order, 1992.

Section 5.17. Status under Certain Statutes. No Group Member is an “investment company” required to be registered as such under the Investment Company Act of 1940, as amended.

Section 5.18. Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) the facilities and real properties owned, leased or operated by any Group Member (the “Properties”) do not contain any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute a violation of Environmental Law or would reasonably be expected to result in any Environmental Liability;

(b) no Group Member has received any written notice from any Person alleging, or knows of any basis for, any Environmental Liability with regard to any Group Member, the Properties or the business operated by any Group Member (the “Business”);

(c) Materials of Environmental Concern have not been transported or disposed of to, at or from the Properties by or on behalf of any Group Member in violation of Environmental Law or in a manner that would reasonably be expected to give rise to any Environmental Liability, nor have any Materials of Environmental Concern been generated, used, treated or stored at, on or under any of the Properties in violation of Environmental Law or in a manner that would reasonably be expected to give rise to any Environmental Liability;

(d) no claim, proceeding, suit, action or, to the knowledge of the Obligors, investigation is pending or, to the knowledge of the Obligors, threatened, under any Environmental Law to which any Group Member is or, to the knowledge of the Obligors, will be named as a party, nor are there any judicial decrees, consent decrees, consent orders, administrative orders or other governmental orders outstanding under any Environmental Law with respect to any Group Member, the Properties or the Business;

(e) there has been no Release of or exposure to nor, to the knowledge of any Obligor, threat of Release of Materials of Environmental Concern at, in, on, under or from the Properties or any other location that would reasonably be expected to give rise to any Environmental Liability;

(f) neither the Group Members nor their respective operations at the Properties have failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law; and

(g) no Group Member has retained or assumed (by contract or operation of law) any Environmental Liability of any other Person or with respect to any former or predecessor operations or properties.

Section 5.19. REIT Status. REIT Parent (i) qualifies as a REIT for U.S. Federal income tax purposes, (ii) will elect to be treated as a REIT beginning with its taxable year ended December 31, 2020 and (iii) is in compliance with all other requirements and conditions imposed under the Code to allow it to maintain its status as a REIT.

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Section 5.20. Solvency. As of the Closing, the Company and its Subsidiaries and Holdings and its Subsidiaries, in each case taken as a whole and on a consolidated basis, immediately after the consummation of the transactions contemplated under this Agreement and the Notes, are Solvent.

Section 5.21. Qualified Assets. Schedule 5.21 is a correct and complete list of all Qualified Assets. None of the Qualified Assets or the Equity Interests of any Qualified Asset Owner is subject to any Lien except Permitted Encumbrances and Permitted Equity Encumbrances.

Section 5.22. Ranking of Obligations. The Obligors’ payment obligations under this Agreement and the Notes will, upon issuance of the Notes, rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Obligors.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuers are not required to register the Notes.

(b) Each Purchaser severally represents that it is an “accredited investor” within the meaning of subparagraph (a) of Rule 501 of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). In addition, each Purchaser that is not an accredited investor under subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 of Regulation D under the Securities Act severally represents that it is an institutional account under FINRA Rule 4512(c). Each Purchaser further severally represents that such Purchaser has had the opportunity to ask questions of the Issuers and received answers concerning the terms and conditions of the sale of the Notes.

For purposes of FINRA Rule 4512(c), the term “institutional account” shall mean the account of:

(1) a bank, savings and loan association, insurance company or registered investment company;

(2) an investment adviser registered either with the SEC under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or

(3) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50,000,000.

(c) Each Purchaser located in the European Economic Area severally represents that it is a “professional client” within the meaning of Directive 2014/65/EU.

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Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in any Issuer that would cause the QPAM and such Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in any Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

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(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7. INFORMATION AS TO OBLIGORS

Section 7.1. Financial and Business Information. The Obligors shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within 45 days (and with respect to the fiscal quarter ending March 31, 2021, 60 days after the end of such fiscal quarter) after the end of each quarterly fiscal period in each fiscal year of Holdings (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of Holdings and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b) Annual Statements — within 120 days (or 90 days at all times after a Qualified IPO) after the end of each fiscal year of Holdings, duplicate copies of

(i) a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of Holdings and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based, other than a “going concern” explanatory note or qualification resulting from (i) the maturity of the loans under any Indebtedness

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of any Obligor or Subsidiary permitted hereunder occurring within one year from the time such opinion is delivered or (ii) anticipated (but not actual) covenant non-compliance hereunder or under Indebtedness of any Obligor or Subsidiary permitted hereunder) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(d) SEC and other Reports— promptly after (i) the same are available, and only to the extent not publicly available on EDGAR, copies of each annual report, proxy, financial statement or other periodic report sent to the stockholders of Holdings in respect of any public securities of Holdings, and copies of all annual, regular, periodic and special reports and registration statements which Holdings or any Issuer may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto and (ii) the furnishing thereof, copies of any notice of default received from or furnished to any holder of debt securities of any Obligor or Subsidiary thereof pursuant to the terms of any material indenture, loan or credit or similar agreement and not otherwise required to be furnished to the holders pursuant to this Section 7;

(d) Notice of Default or Event of Default — promptly, and in any event within 5 Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

(e) Employee Benefits Matters — the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability to a Group Member in an aggregate amount exceeding $50,000,000;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Obligors or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g) Resignation or Replacement of Auditors — within 10 days following the date on which Holdings’s auditors resign or Holdings changes auditors, as the case may be, notification thereof, together with such further information as the Required Holders may reasonably request; and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Obligors or any of their Subsidiaries (including actual copies of the Obligors’ Form 10-Q and Form 10-K, if applicable) or relating to the ability of the Obligors to perform their respective obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

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Section 7.2. Compliance Certificate. Each set of financial statements delivered to a Purchaser (prior to the Closing Date) or holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer (the “Compliance Certificate”):

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Obligors were in compliance with the requirements of Section 10.5 during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 23.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and the Subsidiaries thereof from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto; and

(c) Obligors — setting forth a list of all Obligor Affiliates and certifying that each Subsidiary that is required to be an Obligor Affiliate pursuant to Section 9.7 is an Obligor Affiliate, in each case, as of the date of such certificate of the Senior Financial Officer.

Section 7.3. Visitation. The Obligors shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, once each calendar year at the expense of such Purchaser or such holder and upon reasonable prior notice to the Company and at a time mutually agreed with the Company, to visit the principal executive office of the Obligors, to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries with the Obligors’ officers, and (with the consent of the Company, which consent will not be unreasonably withheld, but subject to the rights of tenants) to visit the other offices and properties of the Obligors and each Subsidiary, in each case, once each calendar year as may be reasonably requested in writing and at a time mutually agreed with the Company; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Obligors and subject to the rights of tenants, to visit and inspect any of the offices or properties of the Obligors or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom (other than materials (i) that constitute trade secrets or similar commercially sensitive information, (ii) in respect of which disclosure to the Administrative Agent (or its representatives or contractors) is prohibited by law, would violate the fiduciary duties owed by the disclosing party or would violate any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product), and to discuss their respective affairs, finances and accounts with their respective officers , all at such times and as often as may be requested.

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Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Compliance Certificates that are required to be delivered by the Obligors pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Obligors satisfy any of the following requirements with respect thereto:

(a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Compliance Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each Purchaser or holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company; or

(b) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Compliance Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c), if any, are timely posted by or on behalf of the Obligors on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in no case shall access to such financial statements, other information and Compliance Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 21 of this Agreement); provided further, that in the case of any of clause (b), the Company or Holdings shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 19, of such posting or filing in connection with each delivery

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. The Issuers may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5 % of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount (unless such prepayment is made within 30 days of the Maturity Date of the respective Series of Notes to be prepaid, in which case no Make-Whole Amount will be payable). The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation; provided that, notwithstanding anything herein to the contrary, any such notice

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delivered pursuant to this Section 8.2 may state that such notice is conditioned upon the effectiveness of or receipt of proceeds of other Indebtedness which will be utilized to prepay the Notes in connection with the Issuers exercising their prepayment rights under this Section 8.2, in which case such notice may be revoked by the Company (by notice to the holders of Notes on or prior to the date that is 5 Business Days in advance of the date fixed for such prepayment) if such condition is not expected to be satisfied. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Prepayment for Tax Reasons. (a) If at any time as a result of a Change in Tax Law (as defined below) any Issuer is or becomes obligated to make any Additional Payments (as defined below) in respect of any payment of interest on account of any of the Notes, the Company may give the holders of all affected Notes irrevocable written notice (each, a “Tax Prepayment Notice”) of the prepayment of such affected Notes on a specified prepayment date (which shall be a Business Day not less than 30 days nor more than 60 days after the date of such notice) and the circumstances giving rise to the obligation of the Issuer to make any Additional Payments and the amount thereof and stating that all of the affected Notes shall be prepaid on the date of such prepayment at 100% of the principal amount so prepaid together with interest accrued thereon to the date of such prepayment plus an amount equal to the Modified Make-Whole Amount for each such Note, except in the case of an affected Note if the holder of such Note shall, by written notice given to the Company no more than 20 days after receipt of the Tax Prepayment Notice, reject such prepayment of such Note (each, a “Rejection Notice”). Such Tax Prepayment Notice shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Modified Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. The form of Rejection Notice shall also accompany the Tax Prepayment Notice and shall state with respect to each Note covered thereby that execution and delivery thereof by the holder of such Note shall operate as a permanent waiver of such holder’s right to receive the Additional Payments arising as a result of the circumstances described in the Tax Prepayment Notice in respect of all future payments of interest on such Note (but not of such holder’s right to receive any Additional Payments that arise out of circumstances not described in the Tax Prepayment Notice or which exceed the amount of the Additional Payment described in the Tax Prepayment Notice), which waiver shall be binding upon all subsequent transferees of such Note. The Tax Prepayment Notice having been given as aforesaid to each holder of the affected Notes, the principal amount of such Notes together with interest accrued thereon to the date of such prepayment plus the Modified Make-Whole Amount shall become due and payable on such prepayment date, except in the case of Notes the holders of which shall timely give a Rejection Notice as aforesaid. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Note being so prepaid a certificate of a Senior Financial Officer specifying the calculation of such Modified Make-Whole Amount as of such prepayment date.

(b) No prepayment of the Notes pursuant to this Section 8.3 shall affect the obligation of any Issuer to pay Additional Payments in respect of any payment made on or prior to the date of such prepayment. For purposes of this Section 8.3, any holder of more than one affected Note may act separately with respect to each affected Note so held (with the effect that a holder of more than one affected Note may accept such offer with respect to one or more affected Notes so held and reject such offer with respect to one or more other affected Notes so held).

(c) No Issuer may offer to prepay or prepay Notes pursuant to this Section 8.3 (i) if a Default or Event of Default then exists, (ii) until the Issuer shall have taken commercially reasonable steps to mitigate the requirement to make the related Additional Payments or (iii) if the obligation to make such Additional Payments directly results or resulted from actions taken by the Issuer or any Subsidiary (other than actions required to be taken under applicable law), and any Tax Prepayment Notice given pursuant to this Section 8.3 shall certify to the foregoing and describe such mitigation steps, if any.

Lineage Logistics, LLC	Note Purchase Agreement

(d) For purposes of this Section 8.3: “Additional Payments” means additional amounts required to be paid to a holder of any Note pursuant to Section 13 by reason of a Change in Tax Law; and a “Change in Tax Law” means (individually or collectively with one or more prior changes) (i) an amendment to, or change in, any law, treaty, rule or regulation of the Netherlands after the date of the Closing, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation after the date of the Closing, which amendment or change is in force and continuing and meets the opinion and certification requirements described below or (ii) in the case of any other jurisdiction that becomes a Taxing Jurisdiction after the date of the Closing, an amendment to, or change in, any law, treaty, rule or regulation of such jurisdiction, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation, in any case after such jurisdiction shall have become a Taxing Jurisdiction, which amendment or change is in force and continuing and meets such opinion and certification requirements. No such amendment or change shall constitute a Change in Tax Law unless the same would in the opinion of the Company (which shall be evidenced by an Officer’s Certificate of the Company and supported by a written opinion of counsel having recognized expertise in the field of taxation in the relevant Taxing Jurisdiction, both of which shall be delivered to all holders of the Notes prior to or concurrently with the Tax Prepayment Notice in respect of such Change in Tax Law) affect the deduction or require the withholding of any Tax imposed by such Taxing Jurisdiction on any payment payable on the Notes.

Section 8.4. Prepayment in Connection with a Noteholder Sanctions Event. (a) Upon the Company’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event has occurred (which notice shall refer specifically to this Section 8.4(a) and describe in reasonable detail such Noteholder Sanctions Event), the Company shall promptly, and in any event within 10 Business Days, make an offer (the “Sanctions Prepayment Offer”) to prepay the entire unpaid principal amount of Notes held by such Affected Noteholder (the “Affected Notes”), together with interest thereon to the prepayment date selected by the Company with respect to each Affected Note but without payment of any Make-Whole Amount or Modified Make-Whole Amount with respect thereto, which prepayment shall be on a Business Day not less than 30 days and not more than 60 days after the date of the Sanctions Prepayment Offer (the “Sanctions Prepayment Date”). Such Sanctions Prepayment Offer shall provide that such Affected Noteholder notify the Company in writing by a stated date (the “Sanctions Prepayment Response Date”), which date is not later than 10 Business Days prior to the stated Sanctions Prepayment Date, of its acceptance or rejection of such prepayment offer. If such Affected Noteholder does not notify the Company as provided above, then the holder shall be deemed to have accepted such offer.

(b) Subject to the provisions of subparagraphs (c) and (d) of this Section 8.4, the Issuer shall prepay on the Sanctions Prepayment Date the entire unpaid principal amount of the Affected Notes held by such Affected Noteholder who has accepted (or has been deemed to have accepted) such prepayment offer (in accordance with subparagraph (a)), together with interest thereon to the Sanctions Prepayment Date with respect to each such Affected Note, but without payment of any Make-Whole Amount or Modified Make-Whole Amount with respect thereto.

(c) If a Noteholder Sanctions Event has occurred but such Issuer and/or its Controlled Entities have taken such action(s) in relation to their activities so as to remedy such Noteholder Sanctions Event (with the effect that a Noteholder Sanctions Event no longer exists, as reasonably determined by such Affected Noteholder) prior to the Sanctions Prepayment Date, then such Issuer shall no longer be obliged or permitted to prepay such Affected Notes in relation to such Noteholder Sanctions Event. If such Issuer and/or its Controlled Entities shall undertake any actions to remedy any such Noteholder Sanctions Event, the Company shall keep the holders reasonably and timely informed of such actions and the results thereof.

Lineage Logistics, LLC	Note Purchase Agreement

(d) If any Affected Noteholder that has given written notice to the Company of its acceptance of (or has been deemed to have accepted) the Company’s prepayment offer in accordance with subparagraph (a) also gives notice to the Company prior to the relevant Sanctions Prepayment Date that it has determined (in its sole discretion) that it requires clearance from any Governmental Authority in order to receive a prepayment pursuant to this Section 8.4, the principal amount of each Note held by such Affected Noteholder, together with interest accrued thereon to the date of prepayment, shall become due and payable on the later to occur of (but in no event later than the Maturity Date of the relevant Note) (i) such Sanctions Prepayment Date and (ii) the date that is 10 Business Days after such Affected Noteholder gives notice to the Company that it is entitled to receive a prepayment pursuant to this Section 8.4 (which may include payment to an escrow account designated by such Affected Noteholder to be held in escrow for the benefit of such Affected Noteholder until such Affected Noteholder obtains such clearance from such Governmental Authority), and in any event, any such delay in accordance with the foregoing clause (ii) shall not be deemed to give rise to any Default or Event of Default.

(e) Promptly, and in any event within 5 Business Days, after the Company’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event shall have occurred with respect to such Affected Noteholder, the Company shall forward a copy of such notice to each other holder of Notes.

(f) The Company shall promptly, and in any event within 10 Business Days, give written notice to the holders after any Issuer or any Controlled Entity having been notified that (i) its name appears or may in the future appear on a State Sanctions List or (ii) it is in violation of, or is subject to the imposition of sanctions under, any U.S. Economic Sanctions Laws, in each case which notice shall describe the facts and circumstances thereof and set forth the action, if any, that the Company or a Controlled Entity proposes to take with respect thereto.

(g) The foregoing provisions of this Section 8.4 shall be in addition to any rights or remedies available to any holder of Notes that may arise under this Agreement as a result of the occurrence of a Noteholder Sanctions Event; provided, that, if the Notes shall have been declared due and payable pursuant to Section 12.1 as a result of the events, conditions or actions of the Company or its Controlled Entities that gave rise to a Noteholder Sanctions Event, the remedies set forth in Section 12 shall control.

Section 8.5. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.6. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and in the case of any Swapped Notes, Swap Breakage Loss, if any. From and after such date, unless such Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and in the case of any Swapped Notes, Swap Breakage Loss, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Lineage Logistics, LLC	Note Purchase Agreement

Section 8.7. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or such Affiliate pro rata to the holders of all Notes at the time outstanding and upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate thereof pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.8. Make-Whole Amount and Modified Make-Whole Amount.

(a) Make-Whole Amount and Modified Make-Whole Amount with respect to Non-Swapped Notes. The terms “Make-Whole Amount” and “Modified Make-Whole Amount” mean, with respect to any Non-Swapped Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Non-Swapped Note over the amount of such Called Principal, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. All payments of Make-Whole Amount and Modified Make-Whole Amount in respect of any Non-Swapped Note shall be made in the Applicable Currency of the relevant Non-Swapped Note. For the purposes of determining the Make-Whole Amount and Modified Make-Whole Amount with respect to any Non-Swapped Note, the following terms have the following meanings:

“Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.3 means 1.0% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose means 0.50% (50 basis points).

“Called Principal” means the principal of such Non-Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Non-Swapped Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Non-Swapped Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Non-Swapped Note” means any Note other than a Swapped Note.

“Reinvestment Yield” means:

(i) US Dollar Notes. With respect to the Called Principal of any Non-Swapped Note denominated in US Dollars, the sum of (a) the Applicable Percentage plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

Lineage Logistics, LLC	Note Purchase Agreement

If there are no such U.S. Treasury securities reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.

If such yields are not Reported or the yields reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Non-Swapped Note denominated in US Dollars, the sum of (a) the Applicable Percentage plus (b) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.

(ii) Euro Notes. With respect to the Called Principal of a Non-Swapped Note denominated in Euros, the sum of (a) the Applicable Percentage plus (b) the yield to maturity implied by the “Ask Yields” shown on the display designated as “Page PXGE” (or such other display as may replace Page PXGE) on Bloomberg Financial Markets as of 10:00 a.m. (New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal for the then most recently issued actively traded German federal bonds (“Bundesobligationen”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such Bundesobligationen reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting Bundesobligationen quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” reported for the applicable most recently issued actively traded Bundesobligationen with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.

If such yields are not reported or the yields reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of such Non-Swapped Note denominated in Euros, the sum of (a) the Applicable Percentage plus (b) the average of the yields for such Bundesobligationen having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date as reported by three internationally recognized dealers of Bundesobligationen selected by the Company and reasonably acceptable to the holders of more than 50% in principal amount of the Non-Swapped Notes denominated in Euros (exclusive of Notes then owned by the Company and its Affiliates). If there are no such Bundesobligationen having a term equal to such Remaining Average Life, such

Lineage Logistics, LLC	Note Purchase Agreement

implied yield will be determined, if necessary, by interpolating linearly between (1) the applicable Bundesobligationen with the maturity closest to and greater than such Remaining Average Life and (y) the Bundesobligationen with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.

(iii) Sterling Notes. With respect to the Called Principal of any Non-Swapped Note denominated in Sterling, the sum of (a) the Applicable Percentage plus (b) the yield to maturity implied by (A) the “Ask yield(s)” reported as of 10:00 a.m. (London time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PXUK” (or such other display as may replace Page PXUK) on Bloomberg Financial Markets for the then most actively traded “on-the-run” UK Gilt securities (the “Reference Stock”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date or (B) if (i) Page PXUK on Bloomberg Financial Markets (or such other display as may replace Page PXUK) is not published on that day, or (ii) the calculation in Page PXUK ceases to be in keeping with the Formula for the Calculation of Redemption Yields indicated by the Joint Index and Classification Committee of the Faculty of Actuaries as reported in the Journal of the Institute of Actuaries Volume 105, Part I, 1978, page 18 (the “Formula”), the gross redemption yield calculated on the basis of the average of the yields for the Reference Stock having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date as reported by three authorized leading market makers in the gilt-edged market as at or about 11:00 a.m. London time on the second Business Day preceding the Settlement Date according to the Formula, selected by the Company and reasonably acceptable to the holders of more than 50% in principal amount of the Non-Swapped Notes denominated in Sterling (exclusive of Notes then owned by the Company and its Affiliates).

Such implied yield (as determined in the foregoing paragraph) will be determined, if necessary, by (a) converting UK Gilt quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable UK Gilt security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable UK Gilt security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Non-Swapped Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, Section 8.3 or Section 12.1.

Lineage Logistics, LLC	Note Purchase Agreement

“Settlement Date” means, with respect to the Called Principal of any Non-Swapped Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

(b) Make-Whole Amount and Modified Make-Whole Amount with respect to Swapped Notes. The terms “Make-Whole Amount” and “Modified Make-Whole Amount” mean, with respect to any Swapped Note, an amount equal to the excess, if any, of the Swapped Note Discounted Value of the Swapped Note Remaining Scheduled Swap Payments with respect to the Swapped Note Called Notional Amount related to such Swapped Note over such Swapped Note Called Notional Amount, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. All payments of Make-Whole Amount and Modified Make-Whole Amount (i) in respect of any Swapped Note for which the Applicable Currency is US Dollars, shall be made in US Dollars and (ii) in respect of any Swapped Notes for which the Applicable Currency is Canadian Dollars, shall be made in Canadian Dollars. For the purposes of determining the Make-Whole Amount and Modified Make-Whole Amount with respect to any Swapped Note, the following terms have the following meanings:

“New Swap Agreement” means any cross-currency swap agreement (which does not qualify as a Replacement Swap Agreement) pursuant to which the holder of a Swapped Note is to receive payment in US Dollars or Canadian Dollars, as applicable, and which is entered into in full or partial replacement of an Original Swap Agreement as a result of such Original Swap Agreement having terminated for any reason. The terms of a New Swap Agreement with respect to any Swapped Note do not have to be identical to those of the Original Swap Agreement with respect to such Swapped Note. Any holder of a Swapped Note that enters into or terminates a New Swap Agreement shall within a reasonable period of time thereafter deliver to the Company (i) an updated Purchaser Swap Schedule describing the confirmation or termination related thereto or (ii) a copy of the confirmation or termination related thereto.

“Original Swap Agreement” means, with respect to any Swapped Note, (x) a cross-currency swap agreement and annexes and schedules thereto (an “Initial Swap Agreement”) that is entered into on an arm’s length basis by the original Purchaser of such Swapped Note (or any affiliate thereof) in connection with the execution of this Agreement and the purchase of such Swapped Note and relates to the scheduled payments by the Company of interest and principal on such Swapped Note, under which the Purchaser of such Swapped Note is to receive payments from the counterparty thereunder in US Dollars or Canadian Dollars, as applicable, and which is more particularly described on the Purchaser Swap Schedule, (y) any Initial Swap Agreement that has been assumed (without any waiver, amendment, deletion or replacement of any material economic term or provision thereof) by a holder of a Swapped Note in connection with a transfer of such Swapped Note and (z) any Replacement Swap Agreement; and a “Replacement Swap Agreement” means, with respect to any Swapped Note, a cross-currency swap agreement and annexes and schedules thereto with payment terms and provisions (other than a reduction in notional amount, if applicable) identical to those of the Initial Swap Agreement with respect to such Swapped Note that is entered into on an arm’s length basis by the holder of such Swapped Note in full or partial replacement (by amendment, modification or otherwise) of such Initial Swap Agreement (or any subsequent Replacement Swap Agreement) in a notional amount not exceeding the outstanding principal amount of such Swapped Note following a non-scheduled partial prepayment or a partial repayment or purchase of such Swapped Note prior to its scheduled maturity or an acceleration and rescission thereof of such Swapped Note as provided in Section 12.3. Any holder of a Swapped Note that enters into, assumes or terminates an Initial Swap Agreement or Replacement Swap Agreement shall within a reasonable period of time thereafter deliver to the Company (i) an updated Purchaser Swap Schedule describing the confirmation, assumption or termination related thereto or (ii) a copy of the confirmation, assumption or termination related thereto.

Lineage Logistics, LLC	Note Purchase Agreement

“Swap Agreement” means, with respect to any Swapped Note, an Original Swap Agreement or a New Swap Agreement, as the case may be.

“Swapped Note” means any Note that, as of the date of the Closing, a Swap Agreement has been entered into in respect of such Note. A “Swapped Note” shall no longer be deemed a “Swapped Note” for so long as the related Swap Agreement ceases to be in force in respect thereof; provided that if there is any Note that is a Swapped Note outstanding as of the date on which either the Company has provided notice of prepayment or offer of prepayment or purchase of such Note pursuant to Section 8 or such Note has become or is declared to be immediately due and payable pursuant to Section 12.1, then such Note shall be deemed to be a Swapped Note until payment in full of the principal, interest and Make-Whole Amount (if any) and Swap Breakage Amount due with respect to such Note.

“Swapped Note Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.3 means 1.0% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose means 0.50% (50 basis points).

“Swapped Note Called Notional Amount” means, with respect to any Swapped Note Called Principal of any Swapped Note, the payment in US Dollars or Canadian Dollars, as applicable, due to the holder of such Swapped Note under the terms of the Swap Agreement to which such holder is a party, attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled payment date, provided that if such Swap Agreement is not an Original Swap Agreement, then the “Swapped Note Called Notional Amount” in respect of such Swapped Note shall not exceed the amount in US Dollars or Canadian Dollars, as applicable, which would have been due to the holder of such Swapped Note under the terms of the Original Swap Agreement to which such holder was a party (or if such holder was never party to an Original Swap Agreement, then the last Original Swap Agreement to which the most recent predecessor in interest to such holder as a holder of such Swapped Note was a party), attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled payment date.

“Swapped Note Called Principal” means, with respect to any Swapped Note, the principal of such Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Swapped Note Discounted Value” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires, the amount obtained by discounting all Swapped Note Remaining Scheduled Swap Payments corresponding to the Swapped Note Called Notional Amount of such Swapped Note from their respective scheduled due dates to the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Swapped Note is payable) equal to the Swapped Note Reinvestment Yield with respect to such Swapped Note Called Notional Amount.

“Swapped Note Reinvestment Yield” means,

(i) with respect to the Swapped Note Called Notional Amount of any Swapped Note for which the Applicable Currency is US Dollars, the sum of (a) the Swapped Note Applicable Percentage plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10.00 a.m. (New York City time) on the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, on the display designated as “Page PX1” (or such

Lineage Logistics, LLC	Note Purchase Agreement

other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date. If there are no such U.S. Treasury securities reported having a maturity equal to such Swapped Note Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Swapped Note Remaining Average Life and (2) closest to and less than such Swapped Note Remaining Average Life. The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.

If such yields are not reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Swapped Note Reinvestment Yield” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note, the sum of (a) the Swapped Note Applicable Percentage plus (b) the yield to maturity implied by the U.S. Treasury constant maturity yields reported for the latest day for which such yields have been so reported as of the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Swapped Note Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Swapped Note Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Swapped Note Remaining Average Life. The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.

(ii) with respect to the Swapped Note Called Notional Amount of any Swapped Note for which the Applicable Currency is Canadian Dollars, the sum of (a) the Swapped Note Applicable Percentage plus (b) the yield to maturity implied by (i) the “Ask yield(s)” reported as of 10:00 A.M. (Toronto time) on the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, on the display designated as “Page PXCA” on Bloomberg Financial Markets (or such other display as may replace Page PXCA on Bloomberg Financial Markets) for noncallable Government of Canada Bond in Canadian Dollars with interest compounded semi-annually in arrears and having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the yield (rounded to two places) to the maturity (based on the offered price) of a noncallable Government of Canada Bond in Canadian Dollars with interest compounded semi-annually in arrears and having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date, the whole as constituting the arithmetic average of such yields as determined by two Canadian investment dealers chosen by the Issuer and reasonably acceptable to the holders of the applicable Swapped Notes (at such holders’ expense) and, for the purposes of the foregoing, a Canadian investment dealer shall mean any Person which carries on and is licensed to carry-on the activities of intermediary in the trading of securities in the Province of Ontario. Such implied yield (as determined under the foregoing clause (i) or clause (ii) as applicable) will be determined, if necessary, by interpolating linearly between (1) the non-callable Government of

Lineage Logistics, LLC	Note Purchase Agreement

Canada Bond in Canadian Dollars with the maturity closest to and greater than the Swapped Note Remaining Average Life of the applicable Swapped Note and (2) the non-callable Government of Canada Bond in Canadian Dollars with the maturity closest to and less than the Swapped Note Remaining Average Life of the applicable Swapped Note. The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.

“Swapped Note Remaining Average Life” means, with respect to any Swapped Note Called Notional Amount, the number of years obtained by dividing (i) such Swapped Note Called Notional Amount into (ii) the sum of the products obtained by multiplying (a) the principal component of each Swapped Note Remaining Scheduled Swap Payment with respect to such Swapped Note Called Notional Amount by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount and the scheduled due date of such Swapped Note Remaining Scheduled Swap Payment.

“Swapped Note Remaining Scheduled Swap Payments” means, with respect to the Swapped Note Called Notional Amount relating to any Swapped Note, the payments due to the holder of such Swapped Note in US Dollars or Canadian Dollars, as applicable, under the terms of the Swap Agreement to which such holder is a party which correspond to all payments of the Swapped Note Called Principal of such Swapped Note corresponding to such Swapped Note Called Notional Amount and interest on such Swapped Note Called Principal (other than that portion of the payment due under such Swap Agreement corresponding to the interest accrued on the Swapped Note Called Principal to the Swapped Note Settlement Date) that would be due after the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount assuming that no payment of such Swapped Note Called Principal is made prior to its originally scheduled payment date, provided that (i) if such Swapped Note Settlement Date is not a date on which an interest payment is due to be made under the terms of such Swapped Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Swapped Note Settlement Date and required to be paid on such Swapped Note Settlement Date pursuant to Section 8.2 or Section 12.1 and (ii) if the Swap Agreement with respect to such Swapped Note is not an Original Swap Agreement, then the interest on such Swapped Note Called Notional Amount shall not exceed the amount in US Dollars or Canadian Dollars, as applicable, that would have been due with respect to such Swapped Note under the terms of the Original Swap Agreement.

“Swapped Note Settlement Date” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note Called Principal of any Swapped Note, the date on which such Swapped Note Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.9. Swap Breakage. (a) If any Swapped Note is prepaid or purchased pursuant to Section 8.2, 8.3, 8.4, 8.7 or 8.11 or has become or is declared to be immediately due and payable pursuant to Section 12.1 (each a “Swap Unwind Event”), then upon any such Swap Unwind Event (i) any resulting Swap Breakage Loss in connection therewith shall be reimbursed to the holder of such Swapped Note by such Issuer in US Dollars or Canadian Dollars, as applicable, no later than five Business Days after the date such holder has delivered the Swap Breakage Amount Notice with respect to such Swap Unwind Event and (ii) any resulting Swap Breakage Gain in connection therewith shall be forwarded to the Company by the holder of such Swapped Note in US Dollars or Canadian Dollars, as applicable, no later than five Business Days after the date such holder shall have received payment in full of the principal, interest and Make-Whole Amount or Modified Make-Whole Amount, as applicable (if any), due hereunder with respect to such Swap Unwind Event, in each case unless alternative arrangements are otherwise agreed between the

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Company and the holder of a Swapped Note. Each holder of a Swapped Note shall be responsible for calculating its own Swap Breakage Amount in US Dollars or Canadian Dollars, as applicable, in connection with any Swap Unwind Event, and such calculations shall (unless alternative arrangements are otherwise agreed between the Company and the holder of a Swapped Note) promptly, but no longer than two Business Days following such Swap Unwind Event, be reported to the Company in writing and in reasonable detail (the “Swap Breakage Amount Notice”) and shall be binding on the Company absent demonstrable error.

(b) As used in this Section 8.9 “Swap Breakage Amount” means, with respect to the Swap Agreement associated with any Swapped Note, the amount that is received (in which case the Swap Breakage Amount shall be referred to as the “Swap Breakage Gain”) or paid (in which case the Swap Breakage Amount shall be referred to as the “Swap Breakage Loss”) by the holder of such Swapped Note in connection with a termination or amendment of its Swap Agreement resulting from a Swap Unwind Event, where:

(i) such Swap Breakage Amount shall be calculated upon the inclusion of an accelerated exchange and payment of principal amounts and associated accrued and unpaid interest, whereby in connection with and incorporated into the termination or amendment of the Swap Agreement and determination of the Swap Breakage Amount, all remaining associated principal payments otherwise scheduled through the natural duration of the Swap Agreement and associated accrued and unpaid interest shall be accelerated and made (in their respective applicable currencies) at the time of the settlement of such termination or amendment (or, in the case of a Swap Unwind Event resulting from a Swapped Note becoming or being declared to be immediately due and payable pursuant to Section 12.1, as if such remaining associated principal payments and associated accrued and unpaid interest had been accelerated and made at the time of the settlement of such termination); and

(ii) the holder of such Swapped Note shall determine such Swap Breakage Amount in good faith and in a commercially reasonable manner in accordance with customary practices for calculating such amounts under the ISDA 1992 Multi-Currency Cross Border Master Agreement or ISDA 2002 Master Agreement, as applicable (the “ISDA Master Agreement”) pursuant to which such holder entered into such Swap Agreement and assuming for the purpose of such calculation that there are no transactions outstanding under such ISDA Master Agreement other than such Swap Agreement, provided, however, that if such holder (or its predecessor-in-interest with respect to such Swapped Note) was, but is not at the time, a party to an Original Swap Agreement but is a party to a New Swap Agreement, then the Swap Breakage Amount shall mean the lesser of (x) the Swap Breakage Amount that would have been received or paid by the holder of such Swapped Note under the terms of the Original Swap Agreement (if any) in respect of such Swapped Note to which such holder (or any affiliate thereof) was a party (or if such holder was never a party to an Original Swap Agreement, then the last Original Swap Agreement to which the most recent predecessor in interest to such holder as a holder of a Swapped Note was a party) and (y) the Swap Breakage Amount actually received or paid by the holder of such Swapped Note under the terms of the New Swap Agreement to which such holder (or any affiliate thereof) is a party.

Section 8.10. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount or Modified Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

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Section 8.11. Change in Control Prepayment Offer. (a) Promptly upon becoming aware that a Change in Control has occurred (and in any event not later than 10 Business Days thereafter), the Company shall give written notice (the “Change in Control Notice”) of such fact to each holder of the Notes. The Change in Control Notice shall (i) describe the facts and circumstances of such Change in Control in reasonable detail, (ii) refer to this Section 8.11 and the rights of the holders hereunder and (iii) contain an offer by the Company to prepay the entire unpaid principal amount of Notes held by each holder at 100% of the principal amount of such Notes at par (without any make-whole, premium, penalty, Make-Whole Amount or Modified Make-Whole Amount), together with interest accrued thereon to the prepayment date selected by the Company, which prepayment shall be on a date specified in the Change in Control Notice, which date shall be a Business Day not less than 45 nor more than 90 days after such Change in Control Notice is given should any agreement to the contrary not be reached among the Company and each of the holders of the Notes.

(b) A holder of Notes may accept the offer to prepay made pursuant to this Section 8.11 by causing a notice of such acceptance to be delivered to the Company not more than 30 days after the date of the written offer notice referred to in subsection (a) of this Section 8.11. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.11 shall be deemed to constitute a rejection of such offer by such holder.

(c) On the prepayment date specified in the Change in Control Notice, the entire unpaid principal amount of the Notes held by each holder of Notes which has accepted such prepayment offer, together with interest accrued thereon to the prepayment date (but without any make-whole, premium, penalty, Make-Whole Amount or Modified Make-Whole Amount), shall become due and payable.

SECTION 9. AFFIRMATIVE COVENANTS.

From the date of this Agreement until the Closing and thereafter, each Obligor jointly and severally covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Laws; Corporate Existence, Etc. The Obligors will, and will cause each of their Subsidiaries to (a)(i) preserve, renew and keep in full force and effect its organizational existence and good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 10.2 or Section 10.8 and except, in the case of clause (i) (solely with respect to good standing of Group Members other than the Obligors) and clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) comply with all Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; and (c) maintain in effect and enforce policies and procedures reasonably designed to ensure compliance in all material respects by the Company, the other Group Members and their respective directors, officers and employees with Anti-Terrorism Laws, Anti-Corruption Laws and applicable Sanctions.

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Section 9.2. Insurance. The Obligors will, and will cause each of their Subsidiaries to, maintain, with insurance companies that the Company believes (in the good faith judgment of the management of the Company) are financially sound and reputable or with a Captive Insurance Subsidiary, insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually (as determined in the good faith judgment of the management of the Company) insured against in the same general area by similarly situated companies either (x) engaged in the same or a similar business or (y) with comparable EBITDA.

Section 9.3. Maintenance of Properties. Except where failure to do so could not reasonably be expected to have a Material Adverse Effect, the Obligors will, and will cause each of their Subsidiaries to keep Qualified Assets in good working order and condition, ordinary wear and tear, casualty and condemnation excepted.

Section 9.4. Payment of Taxes. The Obligors will, and will cause each of their Subsidiaries to, file or cause to be filed all federal, state and other tax returns and reports that are required to be filed and pay all Taxes on any assessments made against it or any of its property, and all other Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than (a) the amount or validity of which are contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP are provided on the books of the relevant Group Member or (b) where the failure to file or pay, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect).

Section 9.5. [Reserved].

Section 9.6. Books and Records. The Obligors will, and will cause each of their Subsidiaries to, keep proper books of records and account in which full, true and correct entries in all material respects in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities (it being understood and agreed that any Foreign Subsidiary may maintain additional individual books and records in a manner that permits preparation of its financial statements in accordance with the generally accepted accounting principles that are applicable in its jurisdiction of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder).

Section 9.7. Additional Obligor Affiliates. (a) The Obligors will cause each of their Subsidiaries (other than (i) any Subsidiary that is already a US Obligor Affiliate or (ii) any Excluded Subsidiary) that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Debt Facility to concurrently therewith:

(i) enter into a Joinder Agreement acceding to this Agreement, to be bound by the provisions of this Agreement as a US Obligor Affiliate, whereupon such Person shall be bound by the provisions of this Agreement as if their respective terms were incorporated in full into the terms of this Agreement, and guaranty, on a joint and several basis with all other such Subsidiaries, (x) the prompt payment in full when due of all amounts payable by the Issuers pursuant to the Notes (whether for principal, interest, Make-Whole Amount, Modified Make-Whole Amount, Swap Breakage Loss or otherwise) and this Agreement, including all indemnities, fees and expenses payable by each Issuer thereunder and (y) the prompt, full and faithful performance, observance and discharge by the Issuers of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it; and

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(ii) deliver the following to each holder of a Note:

(A) an executed counterpart of such Joinder Agreement;

(B) a certificate signed by an authorized responsible officer of such Subsidiary, containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, and 5.7 of this Agreement (but with respect to such Subsidiary as an Obligor Affiliate);

(C) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Joinder Agreement and the performance by such Subsidiary of its obligations under this Agreement; and

(D) an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Joinder Agreement as the Required Holders may reasonably request.

(b) The Obligors will cause each of their Foreign Subsidiaries (other than any Subsidiary that is already an Obligor) that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Debt Facility to concurrently therewith:

(i) enter into a Joinder Agreement acceding to this Agreement, to be bound by the provisions of this Agreement as an Foreign Obligor Affiliate, whereupon such Person shall be bound by the provisions of this Agreement as if their respective terms were incorporated in full into the terms of this Agreement, and guaranty, on a joint and several basis with all other such Foreign Subsidiaries, (x) the prompt payment in full when due of all amounts payable by the EUR Issuer pursuant to the Foreign Currency Notes (whether for principal, interest, Make-Whole Amount, Modified Make-Whole Amount, Swap Breakage Loss or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the EUR Issuer thereunder and (y) the prompt, full and faithful performance, observance and discharge by the EUR Issuer of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it; and

(ii) deliver the following to each holder of a Note:

(A) an executed counterpart of such Joinder Agreement;

(B) a certificate signed by an authorized responsible officer of such Subsidiary, containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, and 5.7 of this Agreement (but with respect to such Subsidiary as an Obligor Affiliate);

(C) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Joinder Agreement and the performance by such Subsidiary of its obligations under this Agreement;

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(D) an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Joinder Agreement as the Required Holders may reasonably request; and

(E) evidence of the acceptance by Lineage Logistics, LLC of the appointment of designation provided for by Section 23.7(e), as such Foreign Subsidiary’s agent to receive, for it and on its behalf, service of process for the period from the date of the Joinder Agreement to August 20, 2032.

(c) The Obligors may, from time to time at their discretion and upon written notice to the holders of Notes, cause any of their Subsidiaries which are not otherwise required to accede to this Agreement pursuant to Section 9.7(a) or 9.7(b), as applicable, to become an Obligor Affiliate and deliver the documents required by Section 9.7(a) or 9.7(b), as applicable.

(d) At the election of the Company and by written notice to each holder of Notes, any Obligor Affiliate that has acceded to this Agreement under subparagraphs (a), (b) or (c) of this Section 9.7 may be discharged from all of its obligations and liabilities under this Agreement and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Obligor Affiliate is a guarantor or is otherwise liable for or in respect of any Material Debt Facility, then such Obligor Affiliate shall have been released and discharged (or will be released and discharged concurrently with the release of such Obligor Affiliate under this Section 9.7 of this Agreement) under such Material Debt Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under this Agreement, (iv) if in connection with such Obligor Affiliate being released and discharged under any Material Debt Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Debt Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith, and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv). The release provision of this Section 9.7(d) shall not apply to any Obligor that is an Issuer.

Section 9.8. REIT Status. The Obligors shall cause the REIT Parent to continue to be treated as a REIT.

Section 9.9. Priority of Obligations. The Obligors will ensure that their payment obligations under this Agreement and the Notes will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Obligors.

Although it will not be a Default or an Event of Default if the Obligors fail to comply with any provision of Section 9 on or after the date of this Agreement and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

Section 9.10. Rating. The Obligors will use reasonable efforts to ensure that at all times the Notes shall have at least one credit rating from a Designated Rating Agency. At any time that any credit rating is not a public rating, the Company will provide to each holder of a Note a copy of a letter evidencing such credit rating at least annually, which letter shall (i) identify each series of Notes by Private Placement Number issued by Standard & Poor’s CUSIP Bureau, (ii) address the likelihood of payment of both the principal and interest of such Notes (which requirement shall be deemed satisfied if the rating is silent on the likelihood of payment of both principal and interest and does not otherwise include any indication to the contrary), (iii) not include any prohibition against any holder of a Note sharing such evidence with the SVO or any other regulatory authority having jurisdiction over such holder and (iv) include any other information reasonably required by the SVO.

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SECTION 10. NEGATIVE COVENANTS.

From the date of this Agreement until the Closing and thereafter, each Obligor jointly and severally covenants (provided, that the second paragraph in Section 10.3 shall only apply to Holdings) that so long as any of the Notes are outstanding:

Section 10.1. Transactions with Affiliates. The Obligors will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than another Obligor or another Subsidiary), except:

(a) Restricted Payments permitted by Section 10.9;

(b) pursuant to the reasonable requirements of the business of such Obligor or such Subsidiary upon fair and reasonable terms not materially less favorable to such Obligor or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of such Obligor or such Subsidiary;

(c) entering into employment and severance arrangements between any Obligor (or any direct or indirect parent thereof), any Subsidiary and any of their respective officers and employees, as determined in good faith by the board of directors or senior management of the relevant Person;

(d) the payment of customary fees and reimbursement of reasonable out-of-pocket costs of, and customary indemnities provided to or on behalf of, directors, officers, management, consultants and employees of any Obligor (or any direct or indirect parent thereof) and their respective Subsidiaries in the ordinary course of business;

(e) the payment of fees, expenses, indemnities or other payments pursuant to, and transactions pursuant to any agreements in existence on the date of Closing and set forth on Schedule 10.1 or any amendment thereto to the extent such an amendment is not materially more disadvantageous to the holders than the original agreement in effect on the date of Closing;

(f) transactions between or among (i) Subsidiaries that are not Obligors, (ii) between or among Holdings and its Subsidiaries that are Obligors (on the one hand) and any Subsidiaries that are not Obligors (on the other hand) or (iii) Holdings and its Subsidiaries;

(g) the issuance or transfer of Equity Interests in Holdings (other than any Disqualified Equity Interests) to the Investor or any Affiliate thereof, or to any current, former or future director, manager, employee or consultant (or any Affiliate of the foregoing) of Holdings, any of its Subsidiaries or any direct or indirect parent thereof or any Affiliate of Holdings;

(h) transactions contemplated by customary shareholders’ agreements entered into with holders of the Equity Interests of Holdings;

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(i) the payment of reasonable out-of-pocket costs and expenses related to registration rights and indemnities provided to shareholders under any shareholders’ agreement referred to in clause (g) above;

(j) payments or loans (or cancellation of loans) or advances to employees, officers, directors, members of management or consultants (or the estate, heirs, family members, spouse, former spouse, domestic partner or former domestic partner or any of the foregoing) of Holdings, any direct or indirect parent companies or any of its Subsidiaries and employment agreements, consulting arrangements, severance arrangements, stock option plans and other similar arrangements with such employees, officers, directors, members of management or consultants (or the estate, heirs, family members, spouse, former spouse, domestic partner or former domestic partner of any of the foregoing);

(k) the entering into of any tax sharing agreement or arrangement to the extent payments under such agreement or arrangement would otherwise be permitted under this Agreement;

(l) transactions permitted under Section 10.2 and/or Section 10.10 solely for the purpose of (a) reorganizing to facilitate any initial public offering of securities of Holdings or any direct or indirect parent company (b) forming a holding company, or (c) reincorporating Holdings, the Company or any Subsidiary in a new jurisdiction;

(m) the formation and maintenance of any consolidated group or subgroup for tax, accounting or cash pooling or management purposes in the ordinary course of business including making payments to an Affiliate to pay any Taxes due by such group that are permitted by Section 10.9;

(n) transactions for cash management and other management services (including property and asset management services) for Holdings and its Subsidiaries on customary terms; and

(o) the issuance of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock option and stock ownership plans or similar employee benefit plans approved by the board of directors or manager of Holdings or any direct or indirect parent company of Holdings or a Subsidiary, as appropriate, in good faith.

Section 10.2. Merger, Consolidation, Etc. The Obligors will not, and will not permit any Subsidiary to, enter into any merger, demerger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or reorganize itself, in the case of a Domestic Subsidiary, in any non-U.S. jurisdiction, and in the case of a Foreign Subsidiary, under the laws of any other non-U.S. jurisdiction, or Dispose (whether in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of all or substantially all of the property or business of the Group Members (taken as a whole), except that:

(a) (i) any Domestic Subsidiary may merge, consolidate, amalgamate or liquidate with or into the Company in a transaction in which the Company is the surviving Person; (ii) any Domestic Subsidiary other than the Company may merge, consolidate, amalgamate or liquidate with or into a US Obligor Affiliate in a transaction in which the US Obligor Affiliate shall be the continuing or surviving entity or a successor by merger, consolidation or amalgamation that

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becomes a US Obligor Affiliate upon such merger, consolidation or amalgamation, shall be the continuing or surviving entity; and (iii) any Foreign Subsidiary may merge, consolidate, amalgamate, arrange, combine or liquidate with or into a Foreign Obligor or a Foreign Obligor Affiliate in a transaction in which the Foreign Obligor or Foreign Obligor Affiliate, as applicable, or a successor by merger, consolidation, amalgamation, arrangement or combination that becomes a Foreign Obligor or Foreign Obligor Affiliate, as applicable, upon such merger, consolidation, amalgamation, arrangement or combination shall be the continuing or surviving entity;

(b) any Person other than Holdings may merge, consolidate, amalgamate or liquidate with or into the Company in a transaction in which the Company is the surviving entity, if at the time thereof and immediately after giving effect thereto on a Pro Forma Basis (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom immediately before and after giving effect to such transaction and (ii) Holdings and its Subsidiaries are in compliance with the Financial Covenants;

(c) any Person other than an Issuer or Holdings may merge, consolidate, amalgamate or liquidate with or into any other Subsidiary in a transaction in which the continuing or surviving entity is a Subsidiary, if (x) at the time thereof and immediately after giving effect thereto on a Pro Forma Basis (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom immediately before and after giving effect to such transaction and (ii) Holdings and its Subsidiaries are in compliance with the Financial Covenants or (y) if both of the parties to such merger, consolidation, amalgamation or liquidation are Subsidiaries but only one party is an Obligor Affiliate, the Obligor Affiliate or a successor by such merger, consolidation, amalgamation or liquidation that becomes the Obligor Affiliate upon such merger, consolidation, amalgamation or liquidation shall be the continuing or surviving entity (and, in the case where the other party to such merger or amalgamation is a Qualified Asset Owner, either the continuing or surviving entity shall be a Qualified Asset Owner or successor by amalgamation that becomes the Qualified Asset Owner or all Qualified Assets owned or leased by such Qualified Asset Owner shall, contemporaneously with such merger, consolidation, amalgamation or liquidation cease to be included as Qualified Assets in any calculations hereunder); provided, (1) no Domestic Subsidiary will merge, consolidate, amalgamate or liquidate into a Foreign Subsidiary, (2) if both parties to such merger or amalgamation are Obligor Affiliates and one of the parties thereto is a Qualified Asset Owner, either the Qualified Asset Owner or a successor by amalgamation that becomes the Qualified Asset Owner shall be the continuing or surviving entity or all Qualified Assets owned or leased by such Qualified Asset Owner shall, contemporaneously with such merger, cease to be included as Qualified Assets in any calculations hereunder, and (3) for the avoidance of doubt, Subsidiaries of Holdings may merge, consolidate, amalgamate, or liquidate with or into another Subsidiary in a transaction that constitutes an Investment that is permitted by Section 10.10 (other than pursuant to clause (o) of the definition of Permitted Investment);

(d) (i) any Domestic Subsidiary may Dispose of its assets to the Company or to another Domestic Subsidiary; provided that, if one of the parties to such transaction is an Obligor Affiliate, either (A) the Obligor Affiliate shall be the transferee or (B) the transaction is permitted by Section 10.8; and (ii) any Foreign Subsidiary may Dispose of its assets to the Company or to another Foreign Subsidiary; provided that, (A) if one of the parties to such transaction is the EUR Issuer, the EUR Issuer shall be the transferee, or (B) if one of the parties to such transaction is an Obligor Affiliate, either (1) the Obligor Affiliate shall be the transferee or (2) the transaction is permitted by Section 10.8; and

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(e) any Subsidiary which is not an Obligor or Qualified Asset Owner may liquidate or dissolve itself if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Obligors or the Group Members.

Section 10.3. Line of Business. The Obligors will not, and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Holdings shall not engage in any material business activities or own any material assets other than (a) ownership of the Equity Interests of the Company and other Subsidiaries, ownership of Equity Interests held pursuant to Investments permitted by this Agreement and ownership of commercially reasonable insurance policies, including director and officer, employment practices and similar liability insurance, (b) activities and contractual rights and obligations incidental to maintenance of its corporate existence (including the payment of accounting and other professional fees and expenses), (c) activities related to the payment of tax liabilities of Holdings and its Subsidiaries in the ordinary course of business, (d) entering into confidentiality agreements, (e) entering into any transactions not prohibited under this Agreement, (f) the performance of its obligations under this Agreement and, to the extent not prohibited by this Agreement, agreements for other Indebtedness permitted by this Agreement, management agreements, transaction fee agreements, director indemnification agreements, unit appreciation rights agreements and acquisition agreements, (g) entering into, making and performing guaranties, option agreements, shareholder agreements and other incentive compensation agreements, in each case, to which Holdings is a party, (h) the transactions entered into under this Agreement on the Closing, and (i) other activities incidental to or in furtherance of any of the foregoing.

Section 10.4. Economic Sanctions, Etc. The Obligors will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or Controlled by a Blocked Person), own or Control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or holder or any Affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.5. Financial Covenants. The Obligors will not permit:

(a) Total Leverage Ratio. As at the end of any fiscal quarter, the ratio of Total Indebtedness to Total Asset Value (the “Total Leverage Ratio”) to exceed 60%; provided, that the Company may elect that such ratio be permitted to exceed 60% as of the last day of the four (4) consecutive fiscal quarters immediately following a Material Acquisition, but in no event shall the Total Leverage Ratio exceed 65% as of the last day of any fiscal quarter.

(b) Fixed Charge Coverage Ratio. As at the end of any fiscal quarter, the ratio of (a) (i) EBITDA minus (ii) Maintenance Capital Expenditures to (b) Fixed Charges, each from the period of four fiscal quarters then ended, to be less than 1.5 to 1.0.

(c) Unsecured Leverage Ratio. As at the end of any fiscal quarter, the ratio of Total Unsecured Indebtedness to Unencumbered Asset Value (the “Unencumbered Leverage Ratio”) to exceed 60%; provided, that the Company may elect that such ratio be permitted to exceed 60% as of the last day of the four (4) consecutive fiscal quarters immediately following a Material Acquisition, but in no event shall the Unencumbered Leverage Ratio exceed 65% as of the last day of any fiscal quarter.

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(d) Secured Leverage Ratio. As at the end of any fiscal quarter, the ratio of Total Secured Indebtedness to Total Asset Value (the “Secured Leverage Ratio”) to exceed 40%; provided, that the Company may elect that such ratio be permitted to exceed 40% as of the last day of the four (4) consecutive fiscal quarters immediately following a Material Acquisition, but in no event shall the Secured Leverage Ratio exceed 45% as of the last day of any fiscal quarter.

Section 10.6. Indebtedness. The Obligors will not, and will not permit any Subsidiary to, directly or indirectly create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness (including any Capital Lease Obligations, securitizations and similar Indebtedness), other than Permitted Indebtedness, unless at the time of such creation, issuance, incurrence, assumption or sufferance thereof (a) no Default or Event of Default shall have occurred and is continuing or would result therefrom and (b) after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, Holdings and its Subsidiaries are in compliance with the Financial Covenants.

Section 10.7. Liens. The Obligors will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or suffer to exist any Lien on:

(a) any Qualified Asset, other than Permitted Encumbrances;

(b) any Equity Interests of any Obligor or any Qualified Asset Owner, other than Permitted Equity Encumbrances; and

(c) any income or revenues from, or proceeds of, any of the foregoing;

or sign, file or authorize under the Uniform Commercial Code (of any jurisdiction) a financing statement that includes in its collateral description any portion of any Qualified Asset or the Equity Interests of any Obligor or any Qualified Asset Owner, or any income or revenue from, or proceeds of, any of the foregoing.

The Obligors will not, and will not permit any Subsidiary (other than an Excluded Subsidiary) to, secure any Indebtedness outstanding under or pursuant to any Material Debt Facility unless it shall concurrently secure the Notes (and any guaranty delivered in connection therewith) equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary as reasonably requested, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

Section 10.8. Disposition of Property. The Obligors will not, and will not permit any of their Subsidiaries to, directly or indirectly, dispose of any property or asset, including Equity Interests owned by it and including pursuant to any sale-leaseback transaction, other than a Permitted Disposition, unless immediately before and after giving effect to such Disposition (a) no Default or Event of Default shall have occurred and be continuing or would result from such Disposition, (b) on a Pro Forma Basis, Holdings and its Subsidiaries are in compliance with the Financial Covenants and (c) if any Obligor Affiliate consummates a Division, the Company shall cause each Division Successor to comply with any applicable obligations under Section 9.7.

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Section 10.9. Restricted Payments. The Obligors will not, and will not permit any of their Subsidiaries to, directly or indirectly, declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement, cancellation, termination or other acquisition of, any Equity Interests of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, whether in cash or property (collectively, “Restricted Payments”), directly or indirectly, except that:

(a) the Company and any Subsidiary may declare and pay dividends with respect to its Equity Interests payable solely in additional limited liability company interests or its common stock (or their respective equivalents in any jurisdiction),

(b) Holdings may declare and pay dividends with respect to its Equity Interests payable solely in additional limited liability company interests,

(c) Subsidiaries may declare and pay dividends or distributions ratably with respect to their Equity Interests,

(d) Holdings or any Subsidiary may make Restricted Payments (including for the purposes of effectuating repurchases of Equity Interests) pursuant to and in accordance with stock option plans or other benefit plans for management or employees of Holdings and its Subsidiaries,

(e) Holdings, the Company and their Subsidiaries may make Restricted Payments to their owners (A) so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, in an amount not to exceed the sum of (1) 95% of Normalized Adjusted FFO attributable to the period of four consecutive fiscal quarters then ended plus (2) any additional minimum amount reasonably necessary to enable any REIT Parent and REIT Subsidiary to make distributions to maintain the REIT Parent’s and such REIT Subsidiary’s status as a REIT and avoid the imposition of U.S federal income or excise taxes on the REIT Parent or such REIT Subsidiary and (B) if an Event of Default has occurred and is continuing or would occur after giving effect thereto, in an amount not to exceed the sum of (1) the minimum amount reasonably necessary to enable any REIT Parent and REIT Subsidiary to make distributions to maintain the REIT Parent’s and such REIT Subsidiary’s status as a REIT and avoid the imposition of U.S federal income or excise taxes on the REIT Parent or such REIT Subsidiary, plus (2) at any time prior to the consummation of a Qualified IPO: (x) $60,000,000 per fiscal year, plus (y) management fees payable by Holdings pursuant to the Management Agreement in an amount not to exceed $30,000,000 per fiscal year,

(f) Holdings may make Restricted Payments with any amounts received by it from the Company pursuant to clause (e) of this Section,

(g) Restricted Payments to Holdings in such amounts as are necessary or appropriate to pay (i) administrative expenses (including, but not limited to, reasonable directors’ fees, employee compensation and benefits, customary indemnity payments and payroll, social security or similar taxes) payable by Holdings (or any direct or indirect parent thereof), (ii) nominal expenses to maintain the corporate existence of Holdings (or any direct or indirect parent thereof), (iii) premiums and other charges necessary to maintain the insurance required under the terms of this Agreement and other commercially reasonable insurance acquired and maintained by Holdings (or any direct or indirect parent thereof), including director and officer, employment practices and other similar liability insurance and (iv) the payment of business related expenses which are incurred by Holdings (or any direct or indirect parent thereof) in the ordinary course of business, in each case, to the extent the incurrence of such expenses and other obligations, the taking of such actions, and the payment of such expenses and other obligations, as applicable are permitted by this Agreement,

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(h) Restricted Payments, the proceeds of which shall be used by Holdings to make (or to make a payment to any direct or indirect parent of Holdings to enable it to make) cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Holdings or any direct or indirect parent thereof,

(i) repurchases of Equity Interests in Holdings (or any direct or indirect parent company of Holdings), or any of its subsidiaries, deemed to occur upon “cashless” exercise of stock options or warrants,

(j) Restricted Payments the proceeds of which shall be used by Holdings or any direct or indirect parent thereof to pay fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering not prohibited by this Agreement (in the case of any such parent or indirect parent, only to the extent such parent or indirect parent does not hold material assets other than those relating to Holdings and its subsidiaries),

(k) (i) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) of Holdings or any direct or indirect parent of Holdings in exchange for, or out of the proceeds of, the substantially concurrent sale of, Equity Interests of Holdings or any direct or indirect parent of Holdings or contributions to the equity capital of Holdings (other than any Disqualified Equity Interests or any Equity Interests sold to a subsidiary of Holdings) (collectively, including any such contributions, “Refunding Capital Stock”) and (ii) the declaration and payment of dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale (other than to a subsidiary of Holdings) of Refunding Capital Stock,

(l) Restricted Payments to Holdings to finance any Investment permitted to be made pursuant to Section 10.10; provided, that such Restricted Payment shall be made substantially concurrently with the closing or consummation of such Investment,

(m) to the extent constituting Restricted Payments, transactions expressly permitted by Section 10.1, Section 10.7, and Section 10.10, and

(n) for any taxable period in which (A) Holdings, Obligors or any of their respective Subsidiaries is a member of a consolidated, combined, unitary or similar tax group (or comparable group under foreign law), or (B) any of Holdings, Obligors or any of their respective Subsidiaries is a pass-through entity for income tax purposes (including under foreign tax law), Holdings, Obligors or their respective applicable Subsidiaries may make Restricted Payments in amounts required for such of its direct or indirect owners as are members of such group, or as are required to include the income of such pass-through entity in income for Tax purposes, to pay any Taxes imposed directly on such owners, to the extent such Taxes are attributable to the income, assets or activities of such entity and only after taking into account all available credits and deductions; provided, that no such entity shall make any Restricted Payment under this provision in any amount greater than the share of such Taxes arising out of such entity’s net income calculated as if such entity filed tax returns on a standalone basis.

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In any event and notwithstanding anything to the contrary contained in this Agreement, to the extent any Subsidiary is permitted to make a Restricted Payment to Holdings for any of the foregoing purposes, such Subsidiary may, alternatively, make any such payment directly to the applicable obligee or payee of Holdings on its behalf, and such payment shall be treated, for all purposes of this Agreement as a permitted Restricted Payment.

Section 10.10. Investments. The Obligors will not, and will not permit any of their Subsidiaries to, directly or indirectly, make or allow any Investment, other than a Permitted Investment, unless immediately before and after giving effect to such Investment, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) on a Pro Forma Basis, Holdings and its Subsidiaries are in compliance with the Financial Covenants.

Section 10.11. Negative Pledge. The Obligors will not, and will not permit any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Contractual Obligation (other than this Agreement) that prohibits, restricts or imposes any condition upon the ability of (a) any Group Member to create, incur or permit to exist any Lien upon any of its property or assets (including the Equity Interests owned by such Group Member), (b) any Group Member to make Restricted Payments to the Company or any other Obligor or to make or repay loans or advances to the Company or any other Obligor or to guarantee the Guaranty Obligations or (c) Group Member to otherwise transfer (including by way of a pledge) property to the Company or an Obligor; provided that (i) the foregoing shall not apply to prohibitions, restrictions and conditions imposed by Requirements of Law or by Contractual Obligations in effect as of the Closing (and any extensions, renewals or modifications thereof) (and, for the avoidance of doubt, such restrictions do not apply to any Qualified Asset or to the Equity Interests of any Obligor or any Qualified Asset Owner unless it relates to a Permitted Encumbrance), (ii) the foregoing shall not apply to customary prohibitions, restrictions and conditions contained in agreements relating to the sale of a Subsidiary or its assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or assets that is to be sold and such sale is permitted hereunder, (iii) the foregoing shall not apply to prohibitions, restrictions or conditions imposed by any agreement relating to Secured Indebtedness permitted by this Agreement (including mortgage financings and CMBS Financings) if such prohibitions, restrictions or conditions apply only to the property or assets securing such Indebtedness (and, for the avoidance of doubt, such restrictions do not apply to any Qualified Asset or to the Equity Interests of any Obligor or any Qualified Asset Owner, except to the extent permitted by clause (x) below), (iv) the foregoing shall not apply to prohibitions, restrictions or conditions in joint venture agreements and other similar agreements applicable to Joint Ventures that are applicable solely to such Joint Venture and entered into in the ordinary course of business, (v) the foregoing shall not apply to prohibitions, restrictions or conditions that are customary prohibitions, restrictions or conditions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such prohibitions, restrictions or conditions solely relate to the assets subject thereto, (vi) clause (a) of the foregoing shall not apply to customary restrictions or conditions restricting assignment of any agreement entered into in the ordinary course of business, (vii) the foregoing shall not apply to provisions restricting the granting of a security interest in intellectual property contained in licenses or sublicenses by the Company and its Subsidiaries of such intellectual property, which licenses and sublicenses were entered into in the ordinary course of business (in which case such prohibition or restriction shall relate only to such intellectual property), (viii) the foregoing shall not apply to restrictions on cash or other deposits or minimum net worth requirements imposed by customers under contracts entered into in the ordinary course of business, (ix) the foregoing shall not apply to prohibitions, restrictions or conditions contained in any agreement that evidences Indebtedness permitted by this Agreement that are substantially similar to, or not materially more restrictive than, those prohibitions, restrictions or conditions contained in this Agreement, (x) the foregoing clause (a) shall not apply to prohibitions, restrictions or conditions contained in any mortgage financing, CMBS Financing or other financing on the pledge of Equity Interests in the direct or indirect parent of an Obligor (other than a Qualified Asset Owner), Group Member (other than a Qualified Asset Owner) or a Qualified Asset Owner, (xi) the foregoing shall not apply to assets subject to retention of title and (xii) the foregoing shall not apply to any prohibitions, restrictions or conditions imposed by any amendments, modifications, restatements,

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renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (x) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company, no more restrictive in any material respect with respect to such prohibitions, restrictions or conditions than those in place prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) any Issuer defaults in the payment of any principal, Make-Whole Amount, Modified Make-Whole Amount or Swap Breakage Loss, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) any Issuer defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable, or defaults in the payment of any other amounts hereunder for more than ten Business Days after the same becomes due and payable; or

(c) any Obligor defaults in the performance of or compliance with any term contained in Sections 7.1(a), (b) or (d), 7.2 (if such default shall continue unremedied for a period of 15 days), 9.1(a)(1) (solely with respect to any Obligor or any Qualified Asset Owner), 9.7, 9.8 or 10; or

(d) any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); provided, that, if such default is capable of being cured but cannot be cured within such 30 day period and so long as the applicable Obligor shall have commenced to cure such default within such 30 day period and shall be diligently pursuing such cure, the applicable Obligor shall have an additional 30 day period to cure such default; or

(e) any representation or warranty made in writing by or on behalf of any Obligor or by any of their officers in this Agreement or in any writing furnished in connection with the transactions contemplated hereby shall prove to have been inaccurate or misleading in any material respect on or as of the date made or deemed made (or, to the extent qualified by materiality, shall be inaccurate or misleading in any respect after giving effect to such qualification when made or deemed made); or

(f) (i) any Group Member is in default (as principal or as guarantor or other surety) in the payment when due, after the expiration of any applicable grace or cure periods (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding (excluding any Indebtedness hereunder, under any Note and any Non-Recourse Indebtedness) in an aggregate principal amount of (or, with respect to any Swap Contracts, a Swap Termination Value of) at least $100,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) any Group Member is in default in the performance of or

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compliance with any term of any agreement or condition evidencing any Indebtedness (excluding any Indebtedness hereunder, under any Note and any Non-Recourse Indebtedness) in an aggregate outstanding principal amount of (or, with respect to any Swap Contracts, a Swap Termination Value of) at least $100,000,000 (or its equivalent in the relevant currency of payment) and as a consequence of such default, with the giving of notice if required and after giving effect to any applicable grace periods thereunder, such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time, (x) any Group Member has become obligated to purchase or repay Indebtedness (excluding any Indebtedness hereunder, under any Note and any Non-Recourse Indebtedness) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $100,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require any Group Member so to purchase or repay Indebtedness in an aggregate outstanding principal amount of at least $100,000,000; provided that clauses (i) (other than in the case of clause (x) below), (ii) and (iii) shall not apply to (x) Secured Indebtedness that becomes due as a result of the Disposition or transfer of the property or assets securing such Indebtedness, if such Disposition or transfer is permitted hereunder and under the documents providing for such Indebtedness and (y) Indebtedness that is convertible into Equity Interests and has been converted to Equity Interests in accordance with its terms and such conversion is not prohibited hereunder; or

(g) any Obligor or any Material Subsidiary (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any applicable jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (iv) is adjudicated as insolvent or to be liquidated, or (v) takes corporate action for the purpose of any of the foregoing; or

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any applicable jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any of its Material Subsidiaries, or any such petition shall be filed against any Obligor or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

(i) any event occurs with respect to any Obligor or any Material Subsidiary which under any Debtor Relief Law is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or

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(j) one or more final judgments or orders for the payment of money aggregating (to the extent not covered by insurance or third-party indemnities as to which the relevant insurance company or third party has not denied coverage) in excess of $100,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Group Members and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay or (ii) one or more non-monetary final judgments or decrees shall be entered against any Group Member that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and there is a period of 45 consecutive days during which such judgment or decree is not vacated, discharged, stayed or bonded pending appeal and, in either case, enforcement proceedings are commenced by any creditor upon such judgment or decree; or

(k) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

(l) this Agreement shall cease to be in full force and effect, any Obligor or any Person acting on behalf of any Obligor shall contest in any manner the validity, binding nature or enforceability of this Agreement, or the obligations of any Obligor under this Agreement are not or cease to be legal, valid, binding and enforceable in accordance with the terms hereof.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration. (a) If an Event of Default with respect to any Obligor described in Section 11(g), (h) or (i) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate), (y) the Make-Whole Amount determined in respect of such principal amount and (z) with respect to any Swapped Notes, Swap Breakage Loss, if any, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount or Modified Make-Whole Amount, if any, by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

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Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) such Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, and Modified Make-Whole Amount, if any, on any Notes and Swap Breakage Loss, if any, on any Swapped Notes, that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and Swap Breakage Loss, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. TAX INDEMNIFICATION; FATCA INFORMATION.

(a) All payments whatsoever under this Agreement and the Notes will be made by the Obligors in lawful currency of the Applicable Currency free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction in which the Obligors (as applicable) are incorporated, organized, managed or controlled or otherwise resides for tax purposes or where a branch or office through which the Obligor (as applicable) are acting for purposes of this Agreement and the Notes is located or from or through which the Obligors (as applicable) are making any payment (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

(b) If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by such Obligor under this Agreement or the Notes, such Obligor will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of this Agreement or the Notes after such deduction, withholding or payment (including any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of this Agreement or the Notes before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

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(i) any Tax that (A) is imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes as a result of such holder being organized under the laws of, or having its principal office or applicable lending office located in, the Taxing Jurisdiction or (B) would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof or the exercise of remedies in respect thereof, including such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for any Obligor, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of this Agreement or the Notes are made to, the Taxing Jurisdiction imposing the relevant Tax;

(ii) any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by the Company) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b)(ii) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of the Company no later than 60 days after receipt by such holder of such written request (accompanied by copies of such Forms and related instructions, if any, all in the English language or with an English translation thereof);

(iii) any withholding Taxes imposed on an amount payable to or for the account of such holder with respect to the relevant Note pursuant to a law in effect on the date on which such holder acquires the relevant Note, except to the extent that, pursuant to this Section 13, amounts with respect to such Taxes were payable to such holder’s assignor immediately before such holder acquired the relevant Note;

(iv) any Taxes imposed under FATCA;

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(v) any Taxes imposed pursuant to the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021) in the form as at the date of this Agreement;

(vi) any Taxes assessed on a holder under the laws of the Netherlands, if and to the extent such Taxes become payable as a result of such holder having a substantial interest (aanmerkelijk belang) as defined in the Dutch Income Tax Act 2021 (Wet inkomstenbelasting 2001) in a Dutch Obligor; or

(vii) any combination of clauses (i) through (vi) above;

provided further that in no event shall any Obligor be obligated to pay such additional amounts to any holder (i) not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that such Obligor would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and the Company shall have given timely notice of such law or interpretation to such holder.

(c) By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b)(ii) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by the Company all such forms, certificates, documents and returns provided to such holder by the Company (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States or other applicable jurisdiction and such Taxing Jurisdiction and (y) provide the Company with such information with respect to such holder as the Company may reasonably request in order to complete any such Forms, provided that nothing in this Section 13 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to the Company or mailed to the appropriate taxing authority, whichever is applicable, within 60 days following a written request of the Company (which request shall be accompanied by copies of such Form and English translations of any such Form not in the English language) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

(d) On or before the date of the Closing the Company will furnish each Purchaser with copies of the appropriate Form (and English translation if required as aforesaid) currently required to be filed in the applicable Taxing Jurisdiction pursuant to Section 13(b)(ii), if any, and in connection with the transfer of any Note the Company will furnish the transferee of such Note with copies of any Form and English translation then required.

(e) If any payment is made by any Obligor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by such Obligor pursuant to this Section 13, then, if such holder at its sole discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to such Obligor such amount as such holder shall, in its sole

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discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in Section 13(b)(ii)) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.

(f) The Company will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by an Obligor of any Tax in respect of any amounts paid under this Agreement or the Notes, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Obligor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

(g) If an Obligor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which such Obligor would be required to pay any additional amount under this Section 13, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then such Obligor will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by such Obligor) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

(h) If an Obligor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from the Company (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by the Company, subject, however, to the same limitations with respect to Forms as are set forth above.

(i) The obligations of the Obligors under this Section 13 shall survive the payment or transfer of any Note and the provisions of this Section 13 shall also apply to successive transferees of the Notes.

(j) By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (i) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Obligors to comply with their obligations under FATCA and (ii) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Obligors to comply with their obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 13(j) shall require any holder to provide information that is confidential or proprietary to such holder unless the Obligors are required to obtain such information under FATCA and, in such event, the Obligors shall treat any such information it receives as confidential.

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SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 14.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. The entries in the register shall be conclusive, absent manifest error. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 14.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the applicable issuer of such Note shall execute and deliver, at the Obligors’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1-A, 1-B, 1-C, 1-D, 1-E or 1-F as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, €100,000 or £100,000, as applicable, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000, €100,000 or £100,000, as applicable. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 14.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

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within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a replacement Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 15. PAYMENTS ON NOTES.

Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest becoming due and payable on the Notes shall be made by the Issuers in lawful currency of the Applicable Currency in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 15.2. Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Issuers will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2.

SECTION 16. EXPENSES, ETC.

Section 16.1. Transaction Expenses ; Indemnity. (a) Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable and documented attorneys’ fees of one special counsel for the holders, taken as a whole, and, if reasonably required by the Required Holders, one local or other counsel in each applicable material jurisdiction for the holders, taken as a whole) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including fees of on financial advisor for all the Purchasers and the holders of the Notes, as a whole, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection

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with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,000 per series of Notes. If required by the NAIC, each Issuer shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).

(b) The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note, provided such holder shall have submitted a request for such deducted amount within 30 days of the receipt of the related payment under its Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

Section 16.2. Certain Taxes. The Obligors agree to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction of organization of any Obligor or any other jurisdiction where any Obligor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 16 to the extent the relevant Purchaser or holder of a Note (as the case may be) determines that such value added tax is otherwise irrecoverable by such Purchaser or holder of a Note or Affiliate thereof, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 16.3. Survival. The obligations of the Obligors under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding among each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

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SECTION 18. AMENDMENT AND WAIVER.

Section 18.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Obligors and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 22 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, Modified Make-Whole Amount or Swap Breakage Loss, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 18, 21 or 23.1, or any defined term as used in such Sections.

Section 18.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b) Payment. None of the Obligors will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 by a holder of a Note that has transferred or has agreed to transfer its Note to (i) any Issuer, (ii) Holdings, (iii) any Subsidiary or (iv) any other Affiliate of the Obligors or (v) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with any Obligor and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 18.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon each Obligor without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Purchaser or holder of such Note.

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Section 18.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in any Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES; ENGLISH LANGUAGE.

(a) Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by facsimile or electronic transmission if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to any Obligor, to the Company at its address set forth at the beginning hereof to the attention of Treasurer, or at such other address as such Issuer or Holdings shall have specified to the holder of each Note in writing, with a copy to a copy to Lineage Logistics, LLC Attn: Legal Department, 1 Park Plaza, Suite 550, Irvine, CA 92614.

Notices under this Section 19 will be deemed given only when actually received.

(b) Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Agreement shall be in English or accompanied by an English translation thereof.

(c) This Agreement and the Notes have been prepared and signed in English and the parties hereto agree that the English version hereof and thereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in the Netherlands or any other jurisdiction in respect hereof or thereof.

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SECTION 20. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Issuers, Holdings or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21. CONFIDENTIAL INFORMATION.

For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company, Holdings or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and (i) that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company, Holdings or such Subsidiary or (ii) that a reasonable person would expect to be treated as confidential under the circumstances of its disclosure, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, Holdings or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, and agrees to, to the extent not prohibited by applicable law from doing so, give the Company prompt written notice of any unauthorized use or disclosure of the Confidential Information, and assist the Company in remedying any such unauthorized use or disclosure, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes and such recipient is notified of its obligation to maintain confidentiality of such information), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (v) any Person from which it offers to purchase any Security of Holdings or the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes or this Agreement and, in the event Confidential Information is so required to be disclosed pursuant to any of the foregoing clauses (w), (x) or (y), the applicable Purchaser agrees to disclose such required Confidential Information to the minimum extent required and (other than at the request of a regulatory authority,

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governmental agency or pursuant to a broad based subpoena or similar discovery process, in each case, not directly related to any Obligor or the transactions contemplated hereby), such Purchaser shall provide the Company with prompt written notice (unless such notification shall be prohibited by applicable law or legal process) of such permitted disclosure. To the extent that any breach of terms of this Section 21 occurs, the Purchaser that has breached this Section 21 agrees to use commercially reasonable efforts to assist the Company in restricting or preventing such further breaches. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company or Holdings in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company or Holdings embodying this Section 21.

In the event that as a condition to receiving access to information relating to Holdings, the Company or their Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Company or Holdings, as applicable, this Section 21 shall supersede any such other confidentiality undertaking.

SECTION 22. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 23. MISCELLANEOUS.

Section 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, no Obligor may assign or otherwise transfer any of its rights or obligations hereunder or (in the case of the Issuers) under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Lineage Logistics, LLC	Note Purchase Agreement

Section 23.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company or Holdings to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 23.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 23.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 14, (b) subject to Section 23.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 23.5. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement. Delivery of an electronic signature to, or a signed copy of, this Agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act

Lineage Logistics, LLC	Note Purchase Agreement

Section 23.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 23.7. Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the Obligors irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each of the Obligors irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each of the Obligors agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 23.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) Each of the Obligors consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 23.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 19, to Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377, as its agent for the purpose of accepting service of any process in the United States, with a copy to a copy to Lineage Logistics, LLC Attn: Legal Department, 1 Park Plaza, Suite 550, Irvine, CA 92614. Each of the Obligors agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 23.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Obligors in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) Each Obligor hereby irrevocably appoints Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377 to receive for it, and on its behalf, service of process in the United States, from the Closing Date through August 20, 2032. Lineage Logistics, LLC hereby accepts its irrevocable appointment as agent for service of process for each Obligor in accordance with the terms of this Agreement.

(f) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Lineage Logistics, LLC	Note Purchase Agreement

Section 23.8. Obligation to Make Payments in Applicable Currency. (a) Any payment by an Obligor on account of an amount that is payable hereunder or under a Note in the Applicable Currency that is made to or for the account of any holder of such Note in any other currency, whether as a result of any judgment or order or the enforcement thereof or the liquidation of such Obligor, shall constitute a discharge of the obligation of such Obligor under this Agreement or the Notes, as the case may be, only to the extent of the amount of the Applicable Currency that such holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of the Applicable Currency that could be so purchased is less than the amount of the Applicable Currency originally due to such holder, the Obligors agree to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency.

(b) Any payment under any provision of this Agreement (other than as otherwise specified in Section 23.8(a)) shall be in U.S. Dollars and any such payment made in any other currency, whether as a result of any judgment or order or the enforcement thereof or the liquidation of either Obligor, shall constitute a discharge of the obligation of the relevant Obligor hereunder only to the extent of the amount of US Dollars that the relevant holder of Notes could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of US Dollars that could be so purchased is less than the amount of US Dollars originally due to such holder, the Obligors agree to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency.

(c) The indemnities contained in the foregoing clauses (a) an (b) shall, to the fullest extent permitted by law, constitute obligations separate and independent from the other obligations contained in this Agreement and the Notes, as the case may be, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.

Section 23.9. Exchange Rate. For the purpose of (a) determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding have approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, the principal amount of any outstanding Series C Notes, Series D Notes, Series E Notes or Series F Notes, as applicable, shall be deemed to be the equivalent amount in U.S. Dollars calculated by converting such principal amount of such Notes into U.S. Dollars at a rate of exchange of US$1.00 = €0.8524, or US$1.00 = £0.7218, as applicable, and (b) allocating any partial prepayment of Notes or offer of partial prepayment of Notes pursuant to Section 8.5, the principal amount of any outstanding Series C Notes, Series D Notes, Series E Notes or Series F Notes, as applicable, shall be deemed to be the equivalent amount in U.S. Dollars calculated by converting such principal amount at the rate of exchange prevailing on the Business Day immediately preceding the date of the relevant written notice of prepayment or purchase, as the case may be.

Lineage Logistics, LLC	Note Purchase Agreement

Section 23.10. Guernsey Terms. In this Agreement, where it relates to the any Obligor organized in the island of Guernsey, a reference to: (a) a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer includes the HM Sheriff of the Royal Court of Guernsey or any other person performing the same function of the foregoing; (b) any “analogous procedure or step” being taken under any Debtor Relief Law in Guernsey includes: (i) any step taken in connection with the commencement of proceedings towards the making of a declaration that the affairs of the such Guernsey Obligor are en désastre (or the making of such a declaration); (ii) any step is taken in connection with the commencement of proceedings towards the making of an application for a preliminary vesting order in saisie proceedings in Guernsey in respect of any realty of such Guernsey Obligor (or the making of such a preliminary vesting order); and (c) any insolvency, winding-up, administration or similar proceedings includes any procedure or proceedings referred to in Parts XXI and XXIII of The Companies (Guernsey) Law, 2008 as amended.

SECTION 24. JOINT AND SEVERAL OBLIGORS .

Section 24.1. US Joint and Several Liability. (a) Holdings, the Company and each US Obligor Affiliate hereby agrees it is jointly and severally, absolutely, unconditionally, and irrevocably liable (together with each of the respective Issuers) to each of the holders for:

(i) the full and prompt payment of the principal of, interest, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and Swap Breakage Loss, if any, on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and the prompt payment of all sums that are now or will hereafter become due and owing under the Notes or this Agreement;

(ii) the payment of all US Joint and Several Enforcement Costs (as defined in Section 24.4 below); and

(iii) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of the Issuers under this Agreement.

All amounts due, debts, liabilities, and payment obligations described in subparagraph (i) of this Section 24.1(a) are referred to herein as the “US Obligor Affiliate Indebtedness.” All obligations described in this Section 24.1(a) are referred to herein as the “US Obligor Affiliate Obligations.”

(b) In the event of any default by any Issuer in making payment of the US Obligor Affiliate Indebtedness, or in performance of the US Obligor Affiliate Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Holdings, the Company and each US Obligor Affiliate agrees, on demand by the holders, to pay all the US Obligor Affiliate Indebtedness and to perform all the US Obligor Affiliate Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes and this Agreement.

(c) Holdings, the Company and each US Obligor Affiliate does hereby waive (i) any and all notices and demands of every kind that may be required to be given by any law, (ii) any defense or right of set-off that it may have against the Issuers or that it or the Issuers may have against any holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in paragraph (b) above), notice of nonpayment (other than as provided for in paragraph (b) above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities that otherwise might be legally required to charge Holdings, the Company or such US Obligor Affiliate with liability, (iv) any defense based on the failure by the holders to inform it of any fact that the holders may now or hereafter know about the Issuers, the Notes, this Agreement, or the transactions contemplated by this Agreement, it being understood and agreed that the holders have no duty so to inform and that Holdings, the Company and each US Obligor Affiliate is fully responsible for being and remaining informed by the Issuers of all circumstances bearing on the

Lineage Logistics, LLC	Note Purchase Agreement

existence or creation, or the risk of nonpayment of the US Obligor Affiliate Indebtedness or the risk of nonperformance of the US Obligor Affiliate Obligations, and (v) any and all right to cause a marshalling of assets of the Issuers or any other action by any court or governmental body with respect thereto, or to cause the holders to proceed against any other security given another holder in connection with the US Obligor Affiliate Indebtedness or the US Obligor Affiliate Obligations. The holders shall have no obligation to disclose or discuss with Holdings such holder’s assessment of the financial condition of the Issuers. Holdings, the Company and each US Obligor Affiliate acknowledges that no representations of any kind whatsoever have been made by the holders to Holdings, except as expressly set forth in Section 6 herein.

(d) Holdings, the Company and each US Obligor Affiliate further agrees that its liability as joint and several obligors shall in no way be impaired by any renewals or extensions that may be made from time to time, with or without the knowledge or consent of Holdings, the Company or such US Obligor Affiliate of the time for payment of interest or principal under a Note, any Make-Whole Amount, Modified Make-Whole Amount or any Swap Breakage Loss or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by any holder, or by any holder’s failure or election not to pursue any other remedies it may have against the Issuers, or by any change or modification in a Note or this Agreement, or by the acceptance by any holder of any security or any increase, substitution or change therein, or by the release by any holder of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the US Obligor Affiliate Indebtedness, (unless such payment was expressly directed to be applied to the US Obligor Affiliate Indebtedness and such direction was made in accordance with this Agreement) even though a holder may lawfully have elected to apply such payments to any part or all of the US Obligor Affiliate Indebtedness, it being the intent hereof that Holdings, the Company and each US Obligor Affiliate shall remain liable as principal for payment of the US Obligor Affiliate Indebtedness and performance of the US Obligor Affiliate Obligations until all Indebtedness has been paid in full (other than unasserted contingent obligations) and the other terms, covenants and conditions of the this Agreement, the Notes, and this Section 24 have been performed. Holdings, the Company and each US Obligor Affiliate further understands and agrees that the holders may at any time enter into agreements with the Issuers to amend or modify a Note or this Agreement and may waive or release any provision or provisions of a Note or this Agreement and, with reference to such instruments, may make and enter into any such agreement or agreements as the holders and the Issuers, Holdings and Obligor Affiliates may deem proper and desirable, without in any manner impairing the guaranty in this Section 24 or any of the holders’ rights hereunder or any of Holdings’s, the Company’s or such US Obligor Affiliates obligations under this Section 24.

Section 24.2. Foreign Joint and Several Liability. (a)The EUR Issuer and each Foreign Obligor Affiliate hereby agrees it is jointly and severally, absolutely, unconditionally, and irrevocably liable (together with each of the respective Issuers) to each of the holders for:

(i) the full and prompt payment of the principal of, interest, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and Swap Breakage Loss, if any, on the Foreign Currency Notes when due, whether at stated maturity, upon acceleration or otherwise, and the prompt payment of all sums that are now or will hereafter become due and owing under the Foreign Currency Notes or this Agreement;

(ii) the payment of all Foreign Joint and Several Enforcement Costs (as defined in Section 24.4 below); and

(iii) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of the EUR Issuer under this Agreement.

Lineage Logistics, LLC	Note Purchase Agreement

All amounts due, debts, liabilities, and payment obligations described in subparagraph (i) of this Section 24.2(a) are referred to herein as the “Foreign Obligor Affiliate Indebtedness.” All obligations described in this Section 24.2(a) are referred to herein as the “Foreign Obligor Affiliate Obligations.”

(b) In the event of any default by the EUR Issuer in making payment of the Foreign Obligor Affiliate Indebtedness, or in performance of the Foreign Obligor Affiliate Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, the EUR Issuer and each Foreign Obligor Affiliate agrees, on demand by the holders, to pay all the Foreign Obligor Affiliate Indebtedness and to perform all the Foreign Obligor Affiliate Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Foreign Currency Notes and this Agreement.

(c) The EUR Issuer and each Foreign Obligor Affiliate does hereby waive (i) any and all notices and demands of every kind that may be required to be given by any law, (ii) any defense or right of set-off that it may have against the EUR Issuer or that it or the EUR Issuer may have against any holder of a Foreign Currency Note, (iii) presentment for payment, demand for payment (other than as provided for in paragraph (b) above), notice of nonpayment (other than as provided for in paragraph (b) above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities that otherwise might be legally required to charge the EUR Issuer or such Foreign Obligor Affiliate with liability, (iv) any defense based on the failure by the holders to inform it of any fact that the holders may now or hereafter know about the EUR Issuer, the Foreign Currency Notes, this Agreement, or the transactions contemplated by this Agreement, it being understood and agreed that the holders have no duty so to inform and that the EUR Issuer and Foreign Obligor Affiliates are fully responsible for being and remaining informed by the EUR Issuer of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Foreign Obligor Affiliate Indebtedness or the risk of nonperformance of the Foreign Obligor Affiliate Obligations, and (v) any and all right to cause a marshalling of assets of the EUR Issuer or any other action by any court or governmental body with respect thereto, or to cause the holders to proceed against any other security given another holder in connection with the Foreign Obligor Affiliate Indebtedness or the Foreign Obligor Affiliate Obligations. The holders shall have no obligation to disclose or discuss with the EUR Issuer or any Foreign Obligor Affiliate such holder’s assessment of the financial condition of the EUR Issuer. The EUR Issuer and each Foreign Obligor Affiliate acknowledges that no representations of any kind whatsoever have been made by the holders to the EUR Issuer or any Foreign obligor Affiliate, except as expressly set forth in Section 6 herein.

(d) The EUR Issuer and each Foreign Obligor Affiliate further agrees that its liability as joint and several obligors shall in no way be impaired by any renewals or extensions that may be made from time to time, with or without the knowledge or consent of the EUR Issuer or such Foreign Obligor Affiliate of the time for payment of interest or principal under a Foreign Currency Note, any Make-Whole Amount, Modified Make-Whole Amount or any Swap Breakage Loss or by any forbearance or delay in collecting interest or principal under a Foreign Currency Note, or by any waiver by any holder, or by any holder’s failure or election not to pursue any other remedies it may have against the EUR Issuer, or by any change or modification in a Foreign Currency Note or this Agreement, or by the acceptance by any holder of any security or any increase, substitution or change therein, or by the release by any holder of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Foreign Obligor Affiliate Indebtedness, (unless such payment was expressly directed to be applied to the Foreign Obligor Affiliate Indebtedness and such direction was made in accordance with this Agreement) even though a holder may lawfully have elected to apply such payments to any part or all of the Foreign Obligor Affiliate Indebtedness, it being the intent hereof that the EUR Issuer and each Foreign Obligor Affiliate shall remain liable as principal for payment of the Foreign Obligor Affiliate Indebtedness and performance of the Foreign Obligor Affiliate Obligations until all Indebtedness has been paid in full (other than unasserted contingent obligations) and the other terms,

Lineage Logistics, LLC	Note Purchase Agreement

covenants and conditions of the this Agreement, the Foreign Currency Notes, and this Section 24 have been performed. The EUR Issuer and each Foreign Obligor Affiliate further understands and agrees that the holders may at any time enter into agreements with the EUR Issuer to amend or modify a Foreign Currency Note, or this Agreement and may waive or release any provision or provisions of a Note or this Agreement and, with reference to such instruments, may make and enter into any such agreement or agreements as the holders, the Issuers, Holdings and the Obligor Affiliates may deem proper and desirable, without in any manner impairing the guaranty in this Section 24 or any of the holders’ rights hereunder or any of the EUR Issuer’s or any of the Foreign Obligor Affiliates’ obligations under this Section 24.

(e) Notwithstanding any provision of this Agreement and in particular this Section 24, the obligations expressed to be assumed in this Agreement and in particular this Section 24 (a) shall be deemed not to be assumed by a Danish Obligor Affiliate or by a direct or indirect Subsidiary of a Danish Obligor Affiliate (and any security or guarantee created in relation thereto shall be limited) if and to the extent required to comply with Danish statutory provisions on unlawful financial assistance including, but not limited to, sections 206 through 212 of the Danish Companies Act (in Danish: selskabsloven) as amended and supplemented from time to time and (b) shall, in relation to obligations not incurred as a result of borrowings under the Principal Credit Facility by the Danish Obligor Affiliate, further be limited to an amount equal to the greater of (A) the equity of the Danish Obligor Affiliate at the date of this Agreement or, as the case may be, the date of the Danish Obligor Affiliate’s accession to this Agreement and (B) the equity at the date when a claim for payment is made against the Danish Obligor Affiliate under this Agreement, in each case calculated in accordance with the Danish Obligor Affiliate’s generally accepted accounting principles at the relevant time (including, if applied by the Danish Obligor Affiliate, IFRS), however, adjusted upwards by adding back obligations (in the amounts outstanding at the time when a claim for payment is made) of the Danish Obligor Affiliate (and its direct or indirect Subsidiaries) in respect of any intercompany loan owing by the Danish Obligor Affiliate (or its direct or indirect Subsidiaries) to a Borrower (as defined in the Principal Credit Facility) and originally borrowed by that Borrower under the Principal Credit Facility and on-lent (directly or indirectly) by that Borrower to the Danish Obligor Affiliate (or its direct or indirect Subsidiaries) provided always that any payment made by the Danish Obligor Affiliate under this Agreement in respect of such liabilities shall reduce pro tanto the outstanding amount of the intercompany loan owing by the Danish Obligor Affiliate (or its direct or indirect Subsidiaries). The above limitations shall apply to any security by guarantee, indemnity, collateral or otherwise and to subordination of rights and claims, subordination or turnover of rights of recourse, application of proceeds and any other means of direct and indirect financial assistance.

(f) Notwithstanding any provision of this Agreement, the obligations expressed to be assumed in this Agreement by a Foreign Obligor Affiliate incorporated in Norway (each a “Norwegian Foreign Obligor Affiliate”) shall be limited if (and only if) required by the mandatory provisions of the Norwegian Limited Companies Act of 13 June 1997 No. 44 (Nw. aksjeloven) (the “Norwegian Companies Act”), including Sections 8-7 and 8-10 cf. Sections 1-3, regulating unlawful financial assistance and other restrictions on a Norwegian limited liability company’s ability to grant guarantees, loans or security interests. It is understood that the obligations and liabilities of each Norwegian Foreign Obligor Affiliate shall always be interpreted so as to make each Norwegian Foreign Obligor Affiliate liable to the fullest extent permitted by the above provisions of the Norwegian Companies Act.

The liability of each Norwegian Foreign Obligor Affiliate under this Agreement shall be limited to USD $2,500,000,000 plus any unpaid amount of interest, fees and expenses in respect of the Foreign Obligor Affiliate Obligations.

(g) each Foreign Issuer and each Foreign Obligor Affiliate irrevocably and unconditionally abandons and waives any right it may have at any time under the existing or future laws of Guernsey:

Lineage Logistics, LLC	Note Purchase Agreement

(h) whether by virtue of the droit de discussion or otherwise that recourse be had to the assets of any person before any claim is enforced against that Foreign Issuer or Foreign Obligor Affiliate (as the case may be) in respect of the obligations or liabilities assumed by it under this Agreement; and

(i) whether by virtue of the droit de division or otherwise to require that any liability under this Agreement be divided or apportioned with any other person or reduced in any manner whatsoever.

Section 24.3. Obligations Absolute and Unconditional.

(a) The obligations of Holdings, the Company and each US Obligor Affiliate under this Section 24 shall be a complete, present and continuing joint and several obligation of payment and performance and not just of collection. Holdings, the Company and each US Obligor Affiliate agrees that its obligations under this Section 24 shall be joint and several with any and any other Guarantees given in connection with this Agreement and the Notes from time to time. Holdings, the Company and each US Obligor Affiliate agrees that the US Obligor Affiliate Obligations in this Section 24 may be enforced by the holders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note or this Agreement or by or resorting to any other guaranties, and Holdings, the Company and each US Obligor Affiliate hereby waives the right to require the any holder to join Holdings, the Company or any US Obligor Affiliate in any action brought under this Agreement or the Notes or to commence any action against or obtain any judgment against the Issuers or to pursue any other remedy or enforce any other right. Holdings, the Company and each US Obligor Affiliate further agrees that nothing contained herein or otherwise shall prevent any holder from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note or this Agreement, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Holdings’s, the Company’s or such US Obligor Affiliate’s obligations under this Section 24, it being the purpose and intent of Holdings, the Company and each US Obligor Affiliate that the obligations of Holdings, the Company and each US Obligor Affiliate under this Section 24 shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Holdings’s, the Company’s or US Obligor Affiliates’ obligations under this Section 24 nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Issuers under a Note or this Agreement or by reason of any Issuer’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against any Issuer. This joint and several obligation shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note or this Agreement is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such holder had not been made, regardless of whether such holder contested the order requiring the return of such payment. The obligations of Holdings pursuant to the preceding sentence shall survive any termination, cancellation, or release of these US Obligor Affiliate Obligations.

(b) The obligations of the EUR Issuer and each Foreign Obligor Affiliate under this Section 24 shall be a complete, present and continuing joint and several obligation of payment and performance and not just of collection. The EUR Issuer and each Foreign Obligor Affiliate agrees that its obligations under this Section 24 shall be joint and several with any and any other Guarantees given in connection with this Agreement with respect to the Foreign Obligor Affiliate Obligations and the Foreign Currency Notes from time to time. The EUR Issuer and each Foreign Obligor Affiliate agrees that the Foreign Obligor Affiliate Obligations in this Section 24 may be enforced by the holders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note or this Agreement or by or resorting to any other guaranties, and the EUR Issuer and each Foreign Obligor Affiliate hereby waives the right to require the any holder to join the EUR Issuer or any Foreign Obligor Affiliate in any action brought under this Agreement or the Foreign Currency Notes or to commence any action against or obtain any judgment against the EUR Issuer or to pursue any other remedy or enforce any other right. The EUR Issuer and each Foreign Obligor Affiliate further agrees that nothing contained herein or otherwise shall prevent any holder from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Foreign Currency Note or this Agreement (with respect to the Foreign Obligor Affiliate Obligations), and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of the EUR Issuer’s or such Foreign Obligor

Lineage Logistics, LLC	Note Purchase Agreement

Affiliate’s obligations under this Section 24, it being the purpose and intent of the EUR Issuer and each Foreign Obligor Affiliate that the obligations of the EUR Issuer and each Foreign Obligor Affiliate under this Section 24 shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of the EUR Issuer’s or Foreign Obligor Affiliates’ obligations under this Section 24 nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the EUR Issuer under a Foreign Currency Note or this Agreement (with respect to the Foreign Obligor Affiliate Obligations) or by reason of the EUR Issuer’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against the EUR Issuer. This joint and several obligation shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Foreign Currency Note or this Agreement (with respect to the Foreign Obligor Affiliate Obligations) is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such holder had not been made, regardless of whether such holder contested the order requiring the return of such payment. The obligations of the EUR Issuer and each Foreign Obligor Affiliate pursuant to the preceding sentence shall survive any termination, cancellation, or release of these Foreign Obligor Affiliate Obligations.

Section 24.4. Enforcement Costs. (a) If: (i) this Agreement (including this guaranty) or a Note are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent any holder in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Agreement (including these US Obligor Affiliate Obligations) or a Note; (iii) an attorney is retained to provide advice or other representation with respect to this Agreement or the Notes in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent any holder in any other legal proceedings whatsoever in connection with this Agreement (including these US Obligor Affiliate Obligations) or a Note, or any property securing the US Obligor Affiliate Indebtedness, then Holdings, the Company and such US Obligor Affiliates shall pay to such holder upon demand all reasonable and documented out-of-pocket attorney’s fees, costs and expenses actually incurred, including, without limitation, court costs, filing fees and all other costs and expenses actually incurred in connection therewith (the “US Joint and Several Enforcement Costs”), in addition to, but without duplication of, all other amounts due hereunder.

(b) If: (i) this Agreement (including this guaranty) or a Note are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent any holder in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Agreement (with respect to Foreign Obligor Affiliate Obligations) or a Foreign Currency Note; (iii) an attorney is retained to provide advice or other representation with respect to this Agreement (with respect to the Foreign Obligor Affiliate Obligations) or the Foreign Currency Notes in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent any holder in any other legal proceedings whatsoever in connection with this Agreement (with respect to Foreign Obligor Affiliate Obligations) or a Foreign Currency Note, or any property securing the Foreign Obligor Affiliate Indebtedness, then the EUR Issuer and such Obligor Affiliate shall pay to such holder upon demand all reasonable and documented out-of-pocket attorney’s fees, costs and expenses actually incurred, including, without limitation, court costs, filing fees and all other costs and expenses actually incurred in connection therewith (the “Foreign Joint and Several Enforcement Costs”), in addition to, but without duplication of, all other amounts due hereunder.

Lineage Logistics, LLC	Note Purchase Agreement

Section 24.5. Subrogation. Holdings, each Issuer and each Obligor Affiliate hereby subordinates to the Obligor Affiliate Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Holdings or such Issuer or such Obligor Affiliate may have against any Issuer arising from a payment made by Holdings, such Issuer or such Obligor Affiliate under its Obligor Affiliate Obligations hereunder and agrees that, until the entire Obligor Affiliate Indebtedness is paid in full (other than unasserted contingent obligations), not to assert or take advantage of any subrogation rights of Holdings, such Issuer, such Obligor Affiliate or the holders or any right of Holdings, such Issuer, such Obligor Affiliate or the holders proceed against (i) any Issuer for reimbursement, or (ii) any other joint and several obligor, any guarantor or any collateral security or guaranty or right of offset held by the holders for the payment of the Obligor Affiliate Indebtedness and performance of the Obligor Affiliate Obligations, nor shall Holdings, such Issuer or such Obligor Affiliate seek or be entitled to seek any contribution or reimbursement from any Issuer or any other joint and several obligor or any other guarantor in respect of payments made by Holdings, such Issuer or such Obligor Affiliate hereunder. It is expressly understood that the agreements of Holdings, the Issuers and the Obligor Affiliates set forth above constitute additional and cumulative benefits given to the holders for their security and as an inducement for their purchase of the Notes of the Issuers.

Section 24.6. Preference. Any Indebtedness of the Issuers to Holdings, an Issuer or an Obligor Affiliate now or hereafter existing is hereby subordinated to the Obligor Affiliate Indebtedness. None of Holdings, the Issuers or any Obligor Affiliate will seek, accept, or retain for its own account, any payment from any Issuer on account of such subordinated Indebtedness at any time when a Default or Event of Default exists under this Agreement or the Notes, and any such payments to Holdings or an Issuer or an Obligor Affiliate made while any Default or Event of Default then exists under the this Agreement or the Notes on account of such subordinated Indebtedness shall be collected and received by Holdings or an Issuer or an Obligor Affiliate in trust for the holders and shall be paid over to the holders on account of the Obligor Affiliate Indebtedness without impairing or releasing the obligations of Holdings, the Issuer or the Obligor Affiliate hereunder.

Section 24.7. Marshalling and Accounts. (a) None of the holders of the Notes shall be under any obligation (i) to marshal any assets in favor of Holdings or the Issuers or the Obligor Affiliates or in payment of any or all of the liabilities of any Issuer under or in respect of the Notes and this Agreement or the obligation of Holdings, the Issuers or the Obligor Affiliates under this Section 24 or (ii) to pursue any other remedy that Holdings, the Issuers or the Obligor Affiliates may or may not be able to pursue itself and that may lessen Holdings’s, the Issuers’ or the Obligor Affiliates’ burden or any right to which Holdings, each Issuer and each Obligor Affiliate hereby expressly waives.

(b) Until all amounts which may be or become payable by any Issuer under or in connection with the Notes have been irrevocably paid in full (other than unasserted contingent obligations), while an Event of Default is continuing, any moneys received from Holdings, an Issuer or an Obligor Affiliate under this Agreement may be held in an interest-bearing bank account.

Lineage Logistics, LLC	Note Purchase Agreement

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Issuers, Holdings and the Obligor Affiliates, whereupon this Agreement shall become a binding agreement among you, the Issuers, Holdings and the Obligor Affiliates.

Very truly yours,

HOLDINGS:

LINEAGE LOGISTICS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

ISSUERS/OBLIGORS:

LINEAGE LOGISTICS, LLC
LINEAGE LOGISTICS PFS, LLC
LINEAGE LOGISTICS SCS, LLC
LINEAGE LOGISTICS SERVICES, LLC
LINEAGE MANUFACTURING, LLC
LINEAGE TRANSPORTATION, LLC
LINEAGE REDISTRIBUTION, LLC
LINEAGE FOODSERVICE SOLUTIONS, LLC,
NEW ORLEANS COLD STORAGE AND WAREHOUSE COMPANY LLC
NOCS SOUTH ATLANTIC COLD STORAGE & WAREHOUSE, LLC NOCS WEST GULF, LLC,
LINEAGE AUS RE HOLDINGS, LLC each a Delaware limited liability company

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

Lineage Logistics, LLC	Note Purchase Agreement

LINEAGE CUSTOMS BROKERAGE, LLC a Washington limited liability company

By: Lineage Transportation Holdings, LLC, a Delaware limited liability company, its sole member

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

LINEAGE LOGISTICS AFS, LLC, a Delaware limited liability company

By: Preferred Freezer Holdings, Inc., a Delaware corporation, its sole member

By:/	s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

LINEAGE LOGISTICS HCS, LLC a Delaware limited liability company

By: Henningsen Cold Storage Co., LLC, a Delaware limited liability company, its sole member

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

PREFERRED FREEZER LOGISTICS, LLC, a New Jersey limited liability company

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

Lineage Logistics, LLC	Note Purchase Agreement

Executed by each of: Emergent Cold Bidco Pty Ltd Emergent Cold Midco 3 Pty Ltd. Emergent Cold Pty Ltd Lineage AUS TRS Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Jeffrey Ernest Hogarth	/s/ Michael Joseph McClendon
Director signature	Director/Secretary signature

JEFFREY ERNEST HOGARTH	MICHAEL JOSEPH MCCLENDON
Director full name (BLOCK LETTERS)	Director/Secretary full name (BLOCK LETTERS)

Lineage Logistics, LLC	Note Purchase Agreement

LINEAGE LOGISTICS NEW ZEALAND (NZ Company Number: 1232) By:

/s/ Jeffrey Ernest Hogarth	/s/ Michael Joseph McClendon
Signature of Director	Signature of Director

JEFFREY ERNEST HOGARTH Name of Director	MICHAEL JOSEPH MCCLENDON Name of Director

LINEAGE NZ TRS LIMITED (NZ Company Number: 7967497) By:

/s/ Jeffrey Ernest Hogarth	/s/ Michael Joseph McClendon
Signature of Director	Signature of Director

JEFFREY ERNEST HOGARTH Name of Director	MICHAEL JOSEPH MCCLENDON Name of Director

Lineage Logistics, LLC	Note Purchase Agreement

For and on behalf of

Lineage Danish Bidco ApS

/s/ Jason E. Burnett
Name: Jason E. Burnett Title: Special Attorney

Lineage Logistics, LLC	Note Purchase Agreement

Lineage Norway Holdings I AS

By:	/s/ Jason E. Burnett
Name: Jason E. Burnett
Title: Attorney in fact / board member

Lineage Logistics, LLC	Note Purchase Agreement

LINEAGE DUTCH BIDCO B.V.

/s/ Jason E. Burnett
By:	Jason E. Burnett
Title:	Authorised signatory

LINEAGE DUTCH COÖPERATIEF U.A.

/s/ Jason E. Burnett
By:	Jason E. Burnett
Title:	Authorised signatory

LINEAGE TREASURY EUROPE B.V.

/s/ Jason E. Burnett
By:	Jason E. Burnett
Title:	Authorised signatory

Lineage Logistics, LLC	Note Purchase Agreement

For and on behalf of Lineage UK T&F Holdings Limited

/s/ Jason E. Burnett
Name: Jason E. Burnett
Title: Director

Lineage Logistics, LLC	Note Purchase Agreement

SIGNED for and on behalf of	)
LINEAGE UK HOLDINGS LIMITED	) )
a company incorporated in Guernsey, acting by Jason E. Burnett who, in accordance with the laws of that territory, is acting under the authority of the company	) ) ) ) )	/s/ Jason E. Burnett Director

Lineage Logistics, LLC	Note Purchase Agreement

LINEAGE LOGISTICS ORS LTD.

/s/ Jason E. Burnett
Name:Jason E. Barnett
Title:EVP, General Counsel and Secretary

LINEAGE LOGISTICS ORS TRS LP,
by its general partner: LINEAGE LOGISTICS ORS TRS GP, LTD.

/s/ Jason E. Burnett
Name:Jason E. Barnett
Title: EVP, General Counsel and Secretary

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

By:	/s/ Philip Lee
Name:	Philip Lee
Title:	Senior Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

PENSION INSURANCE CORPORATION PLC
By:	Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

By:	/s/ Alex Alston
Name:	Alex Alston
Title:	Senior Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

By:	/s/ Orhan Sarayli
Name: Orhan Sarayli
Title: Managing Director

C.M. LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

By:	/s/ Orhan Sarayli
Name: Orhan Sarayli
Title: Managing Director

BRIGHTHOUSE LIFE INSURANCE COMPANY
By: Brighthouse Services, LLC, as adviser
By: Barings LLC as Investment Adviser

By:	/s/ Orhan Sarayli
Name: Orhan Sarayli
Title: Managing Director

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:	/s/ Lawrence Halliday
Name: Lawrence Halliday
Title: Managing Director

ALLIANZ GLOBAL RISKS US INSURANCE COMPANY
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:	/s/ Lawrence Halliday
Name: Lawrence Halliday
Title: Managing Director

ALLIANZ ALD FONDS
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:	/s/ Lawrence Halliday
Name: Lawrence Halliday
Title: Managing Director

ALLIANZ VKRENTEN DIREKT FONDS
By:	Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:	/s/ Lawrence Halliday
Name: Lawrence Halliday
Title: Managing Director

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Andrew Leisman
Name:	Andrew Leisman, CFA
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
BY:	NYL Investors LLC, its Investment Manager

By:	/s/ Andrew Leisman
Name:	Andrew Leisman, CFA
Title:	Corporate Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

CATASTROPHE REINSURANCE COMPANY
GARRISON PROPERTY & CASUALTY INSURANCE COMPANY
UNITED SERVICES AUTOMOBILE ASSOCIATION
USAA CASUALTY INSURANCE COMPANY
USAA GENERAL INDEMNITY COMPANY
USAA LIFE INSURANCE COMPANY
THE DOCTORS COMPANY, AN INTERINSURANCE EXCHANGE
HOSPITALS INSURANCE COMPANY, INC.
USAA LIFE INSURANCE COMPANY OF NEW YORK

By:	BlackRock Financial Management, Inc., as investment manager

By:	/s/ Marshall Merriman
Name:	Marshall Merriman
Title:	Managing Director

HUMANA INSURANCE COMPANY
HUMANA MEDICAL PLAN, INC.

By:	BlackRock Financial Management, Inc. Its Investment Manager

By:	/s/ Marshall Merriman
Name:	Marshall Merriman
Title:	Managing Director

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

ATHENE ANNUITY AND LIFE COMPANY
By: Apollo Insurance Solutions Group LLC, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

SECURITY LIFE OF DENVER INSURANCE COMPANY
CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
COMPSOURCE MUTUAL INSURANCE COMPANY
STANDARD GUARANTY INSURANCE COMPANY
AMERICAN SECURITY INSURANCE COMPANY
CONSUMER PROGRAM ADMINISTRATORS, INC.
UNITED SERVICE PROTECTION CORPORATION
VIRGINIA SURETY COMPANY, INC.
AMERICAN BANKERS INSURANCE COMPANY OF FLORIDA
FEDERAL WARRANTY SERVICE CORPORATION
BRIGHTHOUSE LIFE INSURANCE COMPANY
SFM MUTUAL INSURANCE COMPANY
SHELTER MUTUAL INSURANCE COMPANY
SHELTER LIFE INSURANCE COMPANY
SHELTER REINSURANCE COMPANY
By: Voya Investment Management Co. LLC, as Agent

By:	/s/ Justin Stach
Name: Justin Stach
Title: Senior Vice President

NN LIFE INSURANCE COMPANY LTD.
By: Voya Investment Management LLC, as Attorney in fact

By:	/s/ Justin Stach
Name: Justin Stach
Title: Senior Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

TRANSAMERICA LIFE (BERMUDA) LTD
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

VERSO CORPORATION
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

AEGON USA INVESTMENT MANAGEMENT COLLECTIVE INVESTMENT TRUST
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Karl Goodman
Name:	Karl Goodman
Title:	Counsel

By:	/s/ Charles Schneider
Name:	Charles Schneider
Title:	Counsel

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

NAVIGATORS INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
By:	Hartford Investment Management Company, their investment manager

By:	/s/ Dawn M. Crunden
Name:	Dawn M. Crunden
Title:	Senior Vice President

THE HARTFORD RETIREMENT PLAN TRUST FOR U.S. EMPLOYEES
By:	Hartford Investment Management Company, their investment manager

By:	/s/ Dawn M. Crunden
Name:	Dawn M. Crunden
Title:	Senior Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Martin Rosacker
Name:	Martin Rosacker
Title:	Managing Director

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholtz
Name:	Barry Scheinholtz
Title:	Managing Director

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.

By:	/s/ Maxime Durivage
Name:	Maxime Durivage
Title:	Director, Private Placements

By:	/s/ Martin Gauthier
Name:	Martin Gauthier
Title:	Vice-President, General Funds and Fixed Income

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

FARM CREDIT MID-AMERICA PCA

By:	/s/ John DeCoursey
Name:	John DeCoursey
Title:	Vice President, Food & Agribusiness Fixed Income

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Curt A Brown
Name:	Curt A Brown
Title:	Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

ENSIGN PEAK ADVISORS, INC.

By:	/s/ Matthew D. Dall
Name:	Matthew D. Dall
Title:	Head of Credit Research

CLIFTON PARK CAPITAL MANAGEMENT, LLC

By:	/s/ Matthew D. Dall
Name:	Matthew D. Dall
Title:	Head of Credit Research

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

CUMIS INSURANCE SOCIETY, INC.
By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ Stan J. Aartsen
Name:	Stan J. Aartsen
Title:	Managing Director, Investments

CMFG LIFE INSURANCE COMPANY
By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ Stan J. Aartsen
Name:	Stan J. Aartsen
Title:	Managing Director, Investments

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

UNITEDHEALTHCARE INSURANCE COMPANY
GBU FINANCIAL LIFE
GUARANTEE TRUST LIFE INSURANCE COMPANY
PROASSURANCE CASUALTY COMPANY
UNITY FINANCIAL LIFE INSURANCE COMPANY
BETTERLIFE
CATHOLIC UNITED FINANCIAL
TRINITY UNIVERSAL INSURANCE COMPANY
SECURIAN LIFE INSURANCE COMPANY
MINNESOTA LIFE INSURANCE COMPANY

By:	Securian Asset Management, Inc.

By:	/s/ Robin J. Lenarz
Name:	Robin J. Lenarz
Title:	Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE CONTINENTAL INSURANCE COMPANY

By:	/s/ Amy C. Adams
Name:	Amy C. Adams
Title:	Senior Vice President and Treasurer

CONTINENTAL CASUALTY COMPANY

By:	/s/ Amy C. Adams
Name:	Amy C. Adams
Title:	Senior Vice President and Treasurer

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

NASSAU LIFE INSURANCE COMPANY
By:	Nassau Asset Management LLC
Its:	Investment Manager

By:	/s/ David E. Czerniecki
Name:	David E. Czerniecki
Title:	Chief Investment Officer

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

STATE OF WISCONSIN INVESTMENT BOARD

By:	/s/ Christopher P. Prestigiacomo
Name:	Christopher P. Prestigiacomo
Title:	Portfolio Manager

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

By:	/s/ Shawn Bengtson
Name:	Shawn Bengtson
Title:	Vice President & Chief Investment Officer

By:	/s/ Dean R. Holdsworth
Name:	Dean R. Holdsworth
Title:	Director – Mortgage and Real Estate Investment

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

AMERITAS LIFE INSURANCE CORP.
By:	Ameritas Investment Partners Inc., as Agent

By:	/s/ Tina Udell
Name:	Tina Udell
Title:	Vice President & Managing Director

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Head of Private Placements

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Head of Private Placements

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Brenda Kalb
Name:	Brenda Kalb
Title:	Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Brenda Kalb
Name:	Brenda Kalb
Title:	Vice President

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

STANDARD INSURANCE COMPANY

By:	/s/ Chris Beaulieu
Name:	Chris Beaulieu
Title:	VP, Individual Annuities & Investments

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
Name:	Victor Weber
Title:	Senior Director – Investments

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

COUNTRY LIFE INSURANCE COMPANY

By:	/s/ John Jacobs
Name:	John Jacobs
Title:	Director – Fixed Income

COUNTRY MUTUAL INSURANCE COMPANY

By:	/s/ John Jacobs
Name:	John Jacobs
Title:	Director – Fixed Income

Lineage Logistics, LLC	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Director, Securities Management

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 25% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Anti-Terrorism Laws” means any Requirement of Law related to terrorism financing, economic sanctions or money laundering, including: 18 U.S.C. §§ 1956 and 1957; The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820b and 1951-1959), as amended by the Patriot Act, and their implementing regulations; the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended), the International Emergency Economic Powers Act (50 U.S.C. § 1701 et seq., as amended), Executive Order 13224 (effective September 24, 2001), and their implementing regulations and including Canadian Anti-Money Laundering & Anti-Terrorism Legislation.

“Applicable EBITDA” means with respect to any Real Property that is (x) owned or ground leased by Holdings or any Subsidiary or (y) a Leased Asset, as of any date of determination, an amount equal to the portion of EBITDA attributable to such Real Property for the most recently ended period of four (4) consecutive fiscal quarters.

“Australian Obligor” means an Obligor that is incorporated under the laws of the Commonwealth of Australia.

“Australian PPSA” means the Personal Property Securities Act 2009 (Cth) of the Commonwealth of Australia.

“Applicable Currencies” means: (a) with respect to the Notes, US Dollars, Sterling and Euros, as applicable to the relevant Notes and (b) with respect to any Swapped Notes, US Dollars or Canadian Dollars, as applicable, in the case of any Make-Whole Amount, Modified Make-Whole Amount and Swap Breakage Amount in respect of such Swapped Notes.

SCHEDULE A

(to Note Purchase Agreement)

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 USC §§ 101 et seq., as amended, or any similar federal or state law for the relief of debtors.

“Business Day” means:

(a)

for the purposes of Section 8.8(a) only, in respect of any determination of the Reinvestment Yield with respect to (i) any Non-Swapped Notes denominated in US Dollars, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, (ii) any Non-Swapped Notes denominated in Sterling, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or London, England are required or authorized to be closed and (iii) any Non-Swapped Notes denominated in Euro, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed or any day which is not a TARGET Day;

(b)

for the purposes of Section 8.8(b) only, in respect of any determination of the Reinvestment Yield with respect to (i) any Swapped Notes relating to a Swap Agreement with respect to an exchange of US Dollars for Euros or Sterling, as applicable, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed and (ii) any Swapped Notes relating to a Swap Agreement with respect to an exchange of Canadian Dollars for Euros or Sterling, as applicable, any day other than a Saturday, a Sunday or a day on which commercial banks in Toronto, Canada are required or authorized to be closed;

(c)

for purposes of any date for payment of Notes denominated in US Dollars, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed;

(d)

for purposes of any date for payment of Notes denominated in Euro, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed or any day which is not a TARGET Day;

(e)

for purposes of any date for payment of Notes denominated in Sterling, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or London, England are required or authorized to be closed; and

(f)

for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Amsterdam, the Kingdom of the Netherlands are required or authorized to be closed.

“Canadian Obligor” means an Obligor that is incorporated under the laws of the under the laws of the Province of Ontario, Canada.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Canadian Anti-Money Laundering & Anti-Terrorism Legislation” means, collectively, Parts II.1 and XII.2 of the Criminal Code, R.S.C. 1985, c. C-46, the Proceeds of Crime Act and the United Nations Act, R.S.C. 1985, c. U-2 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al Qaida and Taliban Regulations promulgated under the United Nations Act.

“Canadian Blocked Person” means any Person that is a “designated person”, “politically exposed foreign person” or “terrorist group” as described in any Canadian Economic Sanctions and Export Control Laws.

“Canadian Defined Benefit Plan” means a Canadian Pension Plan that contains a “defined benefit provision” as such term is defined in Section 147.1(1) of the Income Tax Act (Canada).

“Canadian Economic Sanctions and Export Control Laws” means any Canadian laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures, including the Special Economic Measures Act (Canada), the United Nations Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), Part II.1 of the Criminal Code (Canada) and the Export and Import Permits Act (Canada), and any related regulations.

“Canadian Pension Event” means (a) the filing by a Group Member of a notice of intent to terminate in whole or in part a Canadian Defined Benefit Plan or the treatment of a Canadian Pension Plan amendment filed by a Group Member as a termination or partial termination; or (b) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Canadian Defined Benefit Plan that is sponsored or administered by a Group Member; or (c) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any Canadian Defined Benefit Plan that is sponsored or administered by a Group Member.

“Canadian Pension Legislation” means applicable pension standards laws of any jurisdiction in Canada, such as the Pension Benefits Act (Ontario) and any similar provincial or federal legislation.

“Canadian Pension Plan” means a pension plan that is subject to Canadian Pension Legislation and that is either (a) maintained or sponsored by a Group Member for employees in Canada or (b) maintained pursuant to a collective bargaining agreement, or other arrangement under which more than one employer makes contributions and to which a Group Member is making, or accruing an obligation to make, contributions in respect of employees in Canada.

“Capitalization Rate” means (a) 6.5% for Real Property that is owned or subject to a ground lease and (b) 8.5% for Real Property that is a Leased Asset.

“Captive Insurance Subsidiary” means any Subsidiary of Holdings that is subject to regulation as an insurance company (or any Subsidiary thereof).

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the government of the United States, Canada or England and Wales or issued by any agency thereof and backed by the full faith and credit of the United States, Canada or England and Wales, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits and bankers’ acceptances having maturities of 180 days or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof, the laws of Canada or any province or territory thereof, or the laws of England and Wales having combined capital and surplus and undivided profits of not less than $500,000,000; (c) commercial paper of an issuer maturing within 270 days from the date of acquisition and having, at such date of acquisition, the highest credit rating obtainable from S&P or Moody’s; and (d) fully collateralized repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities described in clause (a) above; (e) money market funds that (x) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (y) are rated AAA by S&P and Aaa by Moody’s and (z) have portfolio assets of at least $5,000,000,000; or (f) solely with respect to any Captive Insurance Subsidiary, any investment that a Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law.

“Cash Management Banks” means (a) a lender or the administrative agent or an Affiliate of a lender or the administrative agent under a Material Credit Facility at the time such services are entered into or (b) any financial institution or commercial bank permitted under the terms of the Material Credit Facility.

“Cash Management Services” means any of the following provided to an Obligor or any Subsidiary of an Obligor by a Cash Management Bank; provided Cash Management Services provided by a Cash Management Bank pursuant to clause (b) of the definition thereof, shall not exceed in the aggregate $25,000,000 at any time outstanding: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts, cash pooling services and interstate depository network services), (e) bank guarantees and (f) other cash management services.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code and the Treasury Regulations promulgated thereunder.

“Change in Control” means the occurrence of any of the following events:

(a) at any time prior to the consummation of a Qualified IPO, the Investor shall, directly or indirectly, at any time collectively fail to own beneficially, directly or indirectly, voting Equity Interests representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings (determined on a fully diluted basis but without giving effect to contingent voting rights that have not yet vested); or

(b) at any time after the consummation of a Qualified IPO, any “person” or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person and its subsidiaries and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Investor, acquires beneficial ownership of voting Equity Interests of any direct or indirect parent of the Company representing (A) more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of such direct or indirect parent entity

(determined on a fully diluted basis but without giving effect to contingent voting rights that have not yet vested) and (B) more than the percentage of the aggregate ordinary voting power that is at the time beneficially owned, directly or indirectly, by the Investor, taken together (determined on a fully diluted basis but without giving effect to contingent voting rights that have not yet vested); or

(c) Holdings ceases to own, beneficially and of record, one hundred percent (100%) of the issued and outstanding Equity Interests of (x) the Company and (y) each other Issuer except, in the case of clause (y), pursuant to a transaction or designation permitted under this Agreement.

“Change in Control Notice” is defined in Section 8.11(a).

“Closing” is defined in Section 3.

“CMBS Financing” means any loans or notes incurred by or issued to Holdings or certain of its Subsidiaries as borrowers under commercial mortgage-backed securities financing transactions from time to time.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement.

“Compliance Certificate” is defined in Section 7.2.

“Confidential Information” is defined in Section 21.

“Contractual Obligation” means as to any Person, any provision of any security issued by such Person or of any legally binding contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sales contract, mortgage, license, franchise agreement, binding commitment or other arrangement, whether written or oral, to which such Person is a party or by which it or any of its property is bound (in each case other than other than this Agreement).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the term “Controlled” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Obligors and any of their or the Obligors’ respective Controlled Affiliates and (b) if the Obligors have a parent company, such parent company.

“Danish Obligor Affiliate” means an Obligor Affiliate incorporated in Denmark.

“DBRS” means DBRS Limited, and any successor to its rating agency business.

“Debtor Relief Law” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada) and all other liquidation, conservatorship, bankruptcy, concurso mercantil, assignment for the benefit of creditors, moratorium, rearrangement, receivership, administration, insolvency, reorganization, or similar debtor relief laws of the United States of America, Canada or other applicable jurisdictions from time to time in effect.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest per annum that is the greater of (a) 2.0% above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2.0% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Designated Rating Agency” means DBRS, Fitch, S&P, Moody’s and Kroll.

“Development Property” means as of any date of determination, Real Property acquired or otherwise held for development or redevelopment on which the improvements related to the development or redevelopment have not been completed on such date; provided that such Real Property shall cease to be a Development Property, and shall thereafter be considered a “Stabilized Property”, upon the first to occur of (a) the date that is six full fiscal quarters following substantial completion (including issuance of a temporary or permanent certificate of occupancy for the improvements under construction permitting the use and occupancy for their regular intended uses) of such Real Property, and (b) the first day of the first fiscal quarter following the date on which such Development Property has achieved an Occupancy Rate of at least 85%. For avoidance of doubt, any Real Property that is not (and has never been) a Development Property shall be considered a “Stabilized Property” from the first day of the first fiscal quarter following the date on which such Real Property has achieved an Occupancy Rate of at least 85%, and vacant land adjacent to and forming part of a Stabilized Property may become a Development Property if, as of any date of determination, the same is being developed with a new, improved or expanded facility. Similarly, a Stabilized Property may become a Development Property if, as of the date of determination, the same is being replaced, restored, remodeled or rebuilt where the purpose and effect of such work is to provide a functionally new, improved or expanded facility.

“Disclosure Documents” is defined in Section 5.3.

“Disposition” means with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer, or other disposition thereof (in one transaction or in a series of transactions and whether effected pursuant to a division or otherwise). The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the date that is 91 days following the applicable Maturity Date at the time of the issuance of such Equity Interest; provided, however, that (i) only the portion of such Equity Interest which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be a Disqualified Equity Interest, (ii) if such Equity Interests are issued to any current or former employees or other service providers or to any plan for the benefit of employees, directors, officers, members of management or consultants (including any equity or incentive compensation or benefit plan) of Holdings or its subsidiaries or by any such compensation or plan to such current or former employees, other service providers, directors, officers, members of management or consultants, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by such Person in order to satisfy applicable statutory or regulatory obligations or as a result of such current or former employee’s, other service provider’s, director’s, officer’s, management member’s or consultant’s termination, death or disability, (iii) any class of Equity Interests of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Equity Interests shall not be deemed to be Disqualified Equity Interests, and (iv) Equity Interests will not constitute Disqualified Equity Interests solely because of provisions giving holders thereof the right to require repurchase or redemption upon an initial public offering, “asset sale” or “change of control” occurring prior to such date; or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to the date that is 91 days following the applicable Maturity Date at the time of the issuance of such Equity Interest.

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States, any State thereof, the District of Columbia, or any other jurisdiction within the United States.

“Dutch Obligor” means an Obligor that is organized under the laws of the Netherlands.

“EBITDA” means, with respect to Holdings and its consolidated Subsidiaries, for any period of four (4) consecutive fiscal quarters, earnings before interest, tax, depreciation, depletion and amortization calculated in accordance with GAAP, at all times excluding, without duplication, (i) impairment and other non-cash charges or gains including, for the avoidance of doubt, equity in earnings (but excluding any non-cash charge in respect of an item that was included in EBITDA in a prior period or any charges that result in a write-down or write-off of inventory and excluding amortization expense attributable to a prepaid cash item that was paid in a prior period), (ii) stock-based compensation expense, (iii) gains or losses from sales of previously depreciated assets, (iv) gains or losses from foreign exchange, (v) gains or losses from derivative instruments, (vi) gains or losses from the early extinguishment of indebtedness, (vii) severance and other non-recurring restructuring charges, (viii) transaction costs of acquisitions, dispositions, capital markets offerings, debt and equity financings and amendments thereto (in each case, whether or not consummated) not permitted to be capitalized pursuant to GAAP, (ix) other unusual, exceptional or extraordinary and non-recurring gains, losses, expenses or charges (whether or not classified as such under GAAP), (x) amounts accruing and/or payable pursuant to the terms of the Management Agreement during such period and (xi) the amount of any minority interest expense attributable to minority interests of third parties in the positive income of any non-Wholly-Owned Subsidiary; provided, however, that notwithstanding anything to the contrary herein, for the purposes of determining the contribution to EBITDA of, or portion of EBITDA attributable to, any Real Property, any operating asset or any business managed or operated by Holdings or any Subsidiary thereof, (1) EBITDA shall equal rents and other revenues in respect of such asset, less, without duplication, (A) operating expenses in respect of such asset (exclusive of corporate-level general and administrative and other overhead expenses, impairment on intangibles and long-lived assets and depreciation, depletion and amortization expenses) and (B) cash rent expenses of operating, finance and ground leases in respect of such asset, and shall at all times exclude unusual, extraordinary or exceptional and non-recurring gains, losses, expenses or charges (whether or not classified as such under GAAP) and (2) solely for purposes of calculating Total Asset Value and Unencumbered Asset Value, in no event shall EBITDA of any such Real Property, operating asset or business determined pursuant to clause (1) be less than zero. All of the foregoing shall be adjusted to include the pro rata share of Holdings and its Subsidiaries on a consolidated basis of the net income or loss of all Joint Ventures for such period, determined and adjusted in the same manner as provided above in this definition with respect to the net income or loss of Holdings and its Subsidiaries on a consolidated basis.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Eligibility Criteria” Ground Leased Asset Eligibility Criteria, Leased Asset Eligibility Criteria or Owned Asset Eligibility Criteria, as applicable.

“Eligible Value” means as of any date of determination, with respect to each Real Property that is (x) owned or ground leased by Holdings or any Subsidiary or (y) a Leased Asset (i) the Applicable EBITDA with respect to such Real Property divided by (ii) the applicable Capitalization Rate.

“Eligible Ground Leased Assets” means any Real Property that satisfies the following criteria (collectively, the “Ground Leased Asset Eligibility Criteria”):

(a) One hundred percent (100%) of such Real Property is ground leased directly or indirectly by one or more Qualified Asset Owners.

(b) Such Real Property is a Stabilized Property, a Development Property or undeveloped land.

(c) Such Real Property (other than any Real Property that constitutes a Development Property or undeveloped land) is improved with one or more completed warehouse/distribution buildings that are used as dry and/or cold storage facilities and such improvements are owned or held pursuant to such ground lease by a Qualified Asset Owner with respect to such Real Property.

(d) None of such leasehold interest or such improvements is directly or indirectly subject to any Lien or any Negative Pledge (other than (i) Liens and Negative Pledges created under this Agreement, and (ii) Permitted Encumbrances) and none of the Equity Interests of any Qualified Asset Owner with respect to such Real Property (or, in each case, any income therefrom or proceeds thereof) is directly or indirectly subject to any Lien or any Negative Pledge (other than Permitted Equity Encumbrances or as permitted in the definition of “Negative Pledge”).

(e) No event of default (i.e., after any applicable notice and cure period) has occurred and is continuing under the ground lease regarding such Real Property.

(f) The lessor under the ground lease regarding such Real Property shall not have the unilateral right to terminate such ground lease prior to the expiration of the stated term of such ground lease absent the occurrence of any casualty, condemnation or default thereunder by any Qualified Asset Owner with respect to such Real Property.

(g) The lessee under the ground lease has the right to sublease, mortgage and encumber (subject to customary terms and limitations) its interest in such Real Property without the consent of the lessor (provided that a provision that if a consent of such ground lessor is required, such consent is subject to either an express reasonableness standard or an objective financial standard for the transferee shall be deemed acceptable); provided, this clause (g) shall not apply to the Real Property listed on Schedule 25 and (ii) such other Real Property as agreed by the administrative agent under the Principal Credit Facility in its reasonable discretion from time to time.

(h) The ground lease regarding such Real Property has a remaining term (inclusive of any unexercised extension options as to which there is no condition precedent to the exercise thereof other than compliance of lessee with the terms of the applicable ground lease and the giving of a notice of exercise by the lessee) of 25 years or more from the Closing.

(i) (i) Such Real Property (other than any Real Property that constitutes a Development Property or undeveloped land) is free of any material structural defects, and (ii) such Real Property is free of any material Environmental Liabilities and is in material compliance with all Environmental Laws.

For the avoidance of doubt, at any time that a Real Property does not satisfy each of the Ground Leased Asset Eligibility Criteria, such Real Property shall not constitute an Eligible Ground Leased Asset.

“Eligible Leased Assets” means any Real Property that satisfies the following criteria (collectively, the “Leased Asset Eligibility Criteria”):

(a) Such Real Property is a Leased Asset and the lessee is one or more Qualified Asset Owners.

(b) Such leasehold interest is not directly or indirectly subject to any Lien or any Negative Pledge (other than (i) Liens and Negative Pledges created under this Agreement and (ii) Permitted Encumbrances) and none of the Equity Interests of any Qualified Asset Owner with respect to such Real Property (or, in each case, any income therefrom or proceeds thereof) is directly or indirectly subject to any Lien or any Negative Pledge (other than Permitted Equity Encumbrances or as permitted in the definition of “Negative Pledge”).

(c) No event of default (i.e., after any applicable notice and cure period) has occurred and is continuing under the operating lease regarding such Real Property.

(d) The lessor under the operating lease regarding such Real Property shall not have the unilateral right to terminate such operating lease prior to the expiration of the stated term of such operating lease absent the occurrence of any casualty, condemnation or default thereunder by any Qualified Asset Owner with respect to such Real Property.

For the avoidance of doubt, at any time that a Real Property does not satisfy each of the Leased Asset Eligibility Criteria, such Real Property shall not constitute an Eligible Leased Asset.

“Eligible Owned Asset” means any Real Property that satisfies the following criteria (collectively, the “Owned Asset Eligibility Criteria”):

(a) (i) One hundred percent (100%) of such Real Property is owned in fee simple by one or more Qualified Asset Owners or (ii) such Real Property satisfies the Ground Leased Asset Eligibility Criteria (other than limb (h) of that definition, whereby for the purposes of this definition the requirement shall be that there shall be not less than ninety-nine (99) years from the Closing Date).

(b) Such Real Property is a Stabilized Property, a Development Property or undeveloped land.

(c) (i) Such Real Property (other than any Real Property that constitutes a Development Property or undeveloped land) is free of any material structural defects, and (ii) such Real Property is free of any material Environmental Liabilities and is in material compliance with all Environmental Laws.

(d) Such Real Property (other than any Real Property that constitutes a Development Property or undeveloped land) is improved with one or more completed warehouse/distribution buildings that are used as dry and/or cold storage facilities.

(e) Such Real Property (and any income therefrom or proceeds thereof) is not directly or indirectly subject to any Lien or any Negative Pledge (other than (i) Liens and Negative Pledges created under the this Agreement and (ii) Permitted Encumbrances) and none of the Equity Interests of any Qualified Asset Owner with respect to such Real Property (or, in each case, any income therefrom or proceeds thereof) is directly or indirectly subject to any Lien or any Negative Pledge (other than Permitted Equity Encumbrances or as permitted in the definition of “Negative Pledge”).

For the avoidance of doubt, at any time that a Real Property does not satisfy each of the Owned Asset Eligibility Criteria, such Real Property shall not constitute an Eligible Owned Asset.

“Environmental Laws” means any and all foreign, federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, judgments, notices or binding agreements issued by or entered into with any Governmental Authority, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning pollution, air emissions, the management, use or release of Materials of Environmental Concern or protection of human health (to the extent such relates to Materials of Environmental Concern) or the environment, as now or may at any time hereafter be in effect.

“Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages, monitoring and remediation costs and reasonable fees and expenses of attorneys and consultants), whether contingent or otherwise, including those arising out of or relating to: (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, recycling, disposal (or arrangement for such activities) of any Materials of Environmental Concern, (c) exposure to any Materials of Environmental Concern, (d) the presence or release of any Materials of Environmental Concern or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Obligors, is treated as a single employer under Section 414(b) or (c) of the Code and, for purposes of provisions relating to Section 412 of the Code, any member of an affiliated service group within the meaning of Section 414(m) or 414(o) of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the failure of any Obligor or any ERISA Affiliate to satisfy the “minimum funding standard” with respect to a Plan within the meaning of Section 412 of the Code or Section 302 or 303 of ERISA, as applicable, or the failure of any Obligor or any ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA with respect to a Plan or the failure of any Obligor or any ERISA Affiliate to make any required contribution to a Multiemployer Plan, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by any Obligor or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of any Obligor or any ERISA Affiliate from any Multiemployer Plan, (d) the occurrence of a non-exempt “prohibited transaction” with respect to which any Obligor or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) which could result in the incurrence by any Obligor or any of the Subsidiaries of any material liability, (e) the receipt by any Obligor or any ERISA Affiliate of notice from any Multiemployer Plan (1) imposing any withdrawal liability on any Obligor or any ERISA Affiliate, (2) notifying any Obligor or any ERISA Affiliate that such Multiemployer Plan is, or is expected to be, in “insolvency” pursuant to Section 4245 of ERISA, if applicable or (3) notifying any Obligor or any ERISA Affiliate that such Multiemployer Plan is, or is expected to be, in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA, if applicable), or (f) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA, if applicable).

“EUR Issuer” is defined in the first paragraph of this Agreement.

“Euro” or “€” means the single currency unit of the member States of the European Community that adopt or have adopted the Euro as their lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

“Event of Default” is defined in Section 11.

“Excluded Subsidiary” means a Subsidiary that is (a) a CFC or FSHCO, (b) a Subsidiary of a CFC or FSHCO, (c) any other Foreign Subsidiary or (d) a Domestic Subsidiary of a Foreign Subsidiary, and in each case does not provide a Guarantee of Indebtedness obligations of a United States Person.

“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.

“Financial Covenants” means the financial covenants set forth in Section 10.5.

“Fitch Ratings” means Fitch Inc., and any successor to any of the foregoing.

“Fixed Charges” means for any period, an amount equal to the sum of (i) Interest Expense, plus (ii) regularly scheduled installments (whether or not paid) of principal payable with respect to Total Indebtedness (excluding scheduled balloon principal payments due on maturity of any such Indebtedness and including Holdings’s pro rata share thereof for Joint Ventures), plus (iii) the amount of dividends or distributions actually paid or required to be paid by any of Holdings and its Subsidiaries in cash to any third party during such period in respect of its preferred capital stock but excluding redemption payments or repurchases or charges in connection with the mandatory final redemption or repurchase in whole of any preferred capital stock plus (iv) all income tax payments with respect to the taxable REIT Subsidiaries of Holdings and the Company.

“Foreign Currency Note” means any Note issued in Euros or Sterling.

“Foreign Joint and Several Enforcement Costs” is defined in Section 24.4.

“Foreign Obligor Affiliate” means any Obligor Affiliate that is not a US Obligor Affiliate.

“Foreign Obligor Affiliate Indebtedness” is defined in Section 24.2.

“Foreign Obligor Affiliate Obligations” is defined in Section 24.2.

“Foreign Subsidiary” means any Subsidiary of Holdings other than a Domestic Subsidiary.

“FSHCO” means (a) any Subsidiary all or substantially all of the assets of which consists of Equity Interests (or Equity Interests and Indebtedness) of one or more CFCs or other FSHCOs, and (b) any Subsidiary treated as a disregarded entity for U.S. federal income tax purposes that holds Equity Interests (or Equity Interests and Indebtedness) of one or more CFCs or other FSHCOs.

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 10.5, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 5.5. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Company and the Required Holders agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Company’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Company and the Required Holders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

“Governing Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), including in the case of corporations (sociedades anónimas) incorporated under the laws of Mexico, the articles of incorporation and bylaws (acta constituiva and estatutos sociales), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or memorandum and articles of association (including in the case of a limited liability company organized under the laws of Mexico, the acta constitutiva and estatutos sociales), and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Governmental Authority” means any nation or government, any state, provincial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank, supranational organization or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Ground Leased Eligibility Criteria” has the meaning specified in the definition of “Eligible Ground Leased Assets”.

“Group Members” means the collective reference to Holdings and its Subsidiaries.

“Guarantee Obligation” means as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing or entered into in connection with any acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

“Guaranty”, “Guaranteed”, or to “Guarantee” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 18.2 and 19 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Immaterial Subsidiary” means any Subsidiary of Holdings that on a consolidated basis with its respective Subsidiaries and treated as if all such Subsidiaries and their respective Subsidiaries were combined and consolidated as a single Subsidiary, holds assets that constitute less than 7.5% of Total Asset Value.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (A) accounts payable incurred in the ordinary course of business, (B) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP (excluding disclosure on the notes and footnotes thereto) and if not paid after becoming due and payable, (C) obligations in respect of employment and consulting services, and (D) deferred obligations under any management services agreement, deferred rent obligations, taxes and compensation and any pension-related or post-employment liabilities), (e) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (valued in the case of this clause (e) at the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) if such Indebtedness is non-recourse, the fair market value of the property encumbered thereby as determined by such Person in good faith), (f) all guarantees by such Person of Indebtedness of others (except for guarantees of exceptions to non-recourse liabilities), (g) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, and (h) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances . The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnitee” is defined in Section 16.1(c).

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of August 20, 2021, entered into between the Purchasers and the administrative agent, on behalf of the lenders, under the Principal Credit Facility and any Additional Creditors (as defined therein) that from time to time accede thereto.

“Interest Expense” means for any period, an amount equal to the sum of the following with respect to Total Indebtedness: (i) total interest expense, accrued in accordance with GAAP plus (ii) all capitalized interest determined in accordance with GAAP (including in the case of (i) and (ii), Holdings’s pro rata share thereof for Joint Ventures), and excluding non-cash amortization or write-off of deferred financing costs or debt discount (including Holdings’s pro rata share thereof for Joint Ventures).

“Investment” means (a) any purchase or other acquisition for value by any Obligor or any of its Subsidiaries of, or of a beneficial interest in, any of the Equity Interests of any other Person; (b) any purchase or other acquisition for value by any Obligor or any of its Subsidiaries from any Person of all or a substantial portion of the business, property or fixed assets of such Person or any division or line of business or other business unit of such Person; and (c) any loan, advance or capital contributions by any Obligor or any of its Subsidiaries to, or Guarantee Obligations with respect to any obligations of, any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. For purposes of covenant compliance, the amount of any Investment shall be the outstanding amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investor” means (a) BG LLH, LLC, a Delaware limited liability company, Lineage Growth Properties, Inc., a Maryland corporation, BG LLH Intermediate, LLC, a Delaware limited liability company, LLH MGMT Profits, LLC, a Delaware limited liability company, and BG Maverick, LLC, a Delaware limited liability company, or (b) any other Person that is managed and controlled by any of Bay Grove Management Company, LLC, a Delaware limited liability company, Bay Grove Capital Group, LLC, a Delaware limited liability company, any other Affiliate of Bay Grove Management Company, LLC or Bay Grove Capital Group, LLC, BG LLH, LLC, BG LLH Intermediate, LLC, Lineage Growth Properties, Inc., LLH MGMT Profits, LLC and/or BG Maverick, LLC.

“Issuer” is defined in the first paragraph of this Agreement.

“Joinder Agreement” means a joinder agreement in the form attached as Schedule 2.

“Joint Ventures” means any unconsolidated joint ventures of Holdings and its consolidated Subsidiaries.

“Kroll” means Kroll Bond Rating Agency, LLC, and any successor to its rating agency business.

“Lamb Weston Mortgage” means the second ranking deed of mortgage dated 25 August 2017 between Lineage Bergen op Zoom B.V. as mortgagor and the Lamb Weston entities as mortgagees in respect of a mortgage over the parcels of land, locally known as Blankenweg 2 and 4 in Bergen op Zoom, cadastrally known as municipality of Bergen op Zoom, section I, number 712, 713 and 775 or any replacement of that right of mortgage.

“Leased Asset” means any Real Property that operates as a dry and/or cold storage facility or is Development Property or undeveloped land and that is leased by Holdings or a Subsidiary thereof pursuant to a lease (other than a ground lease) with a remaining term (including any unexercised extension options at the option of the tenant) of not less than 10 years from the Closing and otherwise on market terms (as determined by the Company in good faith).

“Leased Asset Eligibility Criteria” has the meaning specified in the definition of “Eligible Leased Assets”.

“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Lien” means any mortgage, pledge, hypothecation, assignment, assignment by way of security, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing); provided, that, in no event shall an operating lease be deemed to be a Lien and in no event shall a Lien include a “security interest” as defined in section 12(3) of the Australian PPSA or section 17(1)(b) of the New Zealand Personal Property Securities Act that in each case does not in substance secure the payment or performance of an obligation.

“Maintenance Capital Expenditures” means for any period, all capital expenditures actually made in cash by Holdings and its consolidated Subsidiaries (and the pro rata share of capital expenditures made by Joint Ventures) during such period for the maintenance of capital assets of such Person, excluding capital expenditures for modernization and in any event excluding any capital expenditures for expansions.

“Make-Whole Amount” is defined in Section 8.8.

“Management Agreement” means that certain Seventh Amended and Restated Operating Services Agreement dated as of August 3, 2020, by and between Holdings and Bay Grove Management Company, LLC.

“Material” means material in relation to the business, assets, property or financial condition of the Company and its Subsidiaries taken as a whole.

“Material Acquisition” means any individual Permitted Acquisition or a series of Permitted Acquisitions (whether by direct purchase, merger or otherwise and whether in one or more related transactions) within a four fiscal quarter period by Holdings or any of its Subsidiaries in which the purchase price of the assets acquired (on a cumulative basis since the Closing or the beginning of such four fiscal quarter period, as applicable) exceeds an amount equal to 10% of Total Asset Value as of the last day of the most recently ended fiscal quarter for which financial statements are available.

“Material Adverse Effect” any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, property or financial condition of Holdings, the Company and their subsidiaries taken as a whole, or (b) the validity or enforceability of this Agreement or the Notes.

“Material Debt Facility” means, as to the Obligors and their Subsidiaries,

(a) the Principal Credit Facility; and

(b) any note purchase agreement or similar document, instrument or agreement executed in connection with a private placement debt financing, regardless of the principal amount outstanding thereunder from time to time, in each case including any renewals, refinancings and replacements thereof.

“Material Indebtedness” means, as to any Group Member, indebtedness for borrowed money in excess of $10 million.

“Material Subsidiary” means any Subsidiary of Holdings other than an Immaterial Subsidiary.

“Materials of Environmental Concern” means any substances, materials or wastes defined in or regulated under any Environmental Law, including any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, asbestos, anhydrous ammonia, ozone-depleting substances, polychlorinated biphenyls and urea-formaldehyde insulation.

“Maturity Date” is defined in the first paragraph of each Note.

“Memorandum” is defined in Section 5.3.

“Modified Make-Whole Amount” is defined in Section 8.8.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 3(37) or Section 4001(a)(3) of ERISA and in respect of which the Borrowers or any ERISA Affiliate is an “employer” as defined in Section 3(5) of ERISA, which for the avoidance of doubt shall not include any Canadian Pension Plan.

“NAIC” means the National Association of Insurance Commissioners.

“Negative Pledge” means with respect to a given asset, any provision of a document, instrument or agreement (other than this Agreement) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that any provision of a document, instrument or an agreement that either (a) conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios or financial tests (including any financial ratio such as a maximum ratio of unsecured debt to unencumbered assets) that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) requires the grant of a Lien to secure Unsecured Indebtedness if a Lien is granted to secure other Unsecured Indebtedness of such Person, shall not constitute a “Negative Pledge”; provided, however, no restriction under a CMBS Financing, mortgage financing or other financing on the pledge of Equity Interest in the direct or indirect parent of a Qualified Asset Owner, Group Member (other than a Qualified Asset Owner) or Obligor (other than a Qualified Asset Owner) shall be considered a “Negative Pledge”.

“Newly Acquired Property” means as of any date, a Real Property (other than a Development Property or undeveloped land), that has been owned or ground leased or leased by Holdings or a Subsidiary for less than four full fiscal quarters as of such date.

“Newly Stabilized Property” means as of any date, a Real Property owned or ground leased or leased by Holdings or a Subsidiary that has been a Stabilized Property for less than four full fiscal quarters as of such date.

“Non-recourse Indebtedness” means (a) with respect to a Person, Indebtedness in respect of which recourse for payment (except for exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants and other exceptions to nonrecourse liability customarily excluded by institutional lenders from exculpation provisions or included in separate indemnification agreements) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness and (b) with respect to any Subsidiary that is a special purpose entity, Indebtedness of such Subsidiary so long as there is no recourse to Holdings or any of its other Subsidiaries other than recourse in respect of guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants and other exceptions to nonrecourse liability customarily excluded by institutional lenders from exculpation provisions or included in separate indemnification agreements, and for the avoidance of doubt, any Indebtedness incurred by any Subsidiary under or in connection with any CMBS Financing shall constitute Non-Recourse Indebtedness.

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America or Canada by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America or Canada, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA, the Code, or Canadian Pension Legislation.

“Normalized Adjusted FFO” means for any fiscal period, “funds from operations” of the Group Members as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time; provided that Normalized Adjusted FFO shall (a) be based on net income after payment of distributions to holders of preferred partnership units in Holdings and distributions necessary to pay holders of preferred stock of Holdings and (b) exclude gains or losses from sales of previously depreciated non-real estate assets, non-real estate depreciation, depletion and amortization, amortization of deferred financing costs, amortization of debt discount, amortization of above or below market leases, adjustments for straight line rents, non-cash or extraordinary gains or losses from foreign exchange, non-cash or extraordinary gains or losses from derivative instruments and other extraordinary or non-recurring charges.

“Noteholder Sanctions Event” means, with respect to any holder of a Note (an “Affected Noteholder”), such holder or any of its affiliates being in violation of or subject to sanctions (a) under any U.S. Economic Sanctions Laws as a result of the Company or any Controlled Entity becoming a Blocked Person or, directly or indirectly, having any investment in or engaging in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Blocked Person or (b) under any similar laws, regulations or orders adopted by any State within the United States as a result of the name of the Company or any Controlled Entity appearing on a State Sanctions List.

“Notes” is defined in Section 1.

“Obligor Affiliate Indebtedness” means the US Obligor Affiliate Indebtedness and the Foreign Obligor Affiliate Indebtedness.

“Obligor Affiliate Obligations” means the US Obligor Affiliate Obligations and the Foreign Obligor Affiliate Obligations.

“Obligor Affiliates” means the Obligor Affiliates described on Schedule B and each other Person that from time to time accedes to this Agreement pursuant to a Joinder Agreement as provided in Section 9.7.

“Obligors” means the Issuers, Holdings and the Obligor Affiliates.

“Occupancy Rate” means at any time, with respect to any Real Property, the ratio, expressed as a percentage, of (a) the rentable operating square footage of such Real Property actually leased by tenants paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no default or event of default has occurred and is continuing to (b) the aggregate rentable operating square footage of such Real Property.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Officer’s Certificate” means a certificate of (i) a Senior Financial Officer or any other officer of an Obligor, as the context requires, whose responsibilities extend to the subject matter of such certificate.

“Owned Asset Eligibility Criteria” has the meaning specified in the definition of “Eligible Owned Asset”

“Holdings” is defined in the first paragraph of this Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Acquisition” means any acquisition, whether by purchase, merger, amalgamation, consolidation or otherwise, of (x) all or substantially all of the assets of any Person, or a business line or unit or a division of any Person, or any parcel of Real Property and any improvements thereto or (y) the Equity Interests of any Person such that such Person becomes a Subsidiary; provided that:

(a) no Event of Default shall have occurred and be continuing or would result therefrom;

(b) before and after giving effect thereto, Holdings and its Subsidiaries are in compliance on a Pro Forma Basis with the Financial Covenants; and

after giving effect thereto, Holdings and its Subsidiaries are in compliance on a Pro Forma Basis with Section 10.3.

“Permitted Dispositions” means:

(a) Dispositions of (i) worn-out, obsolete or surplus property, in each case in the ordinary course of business or (ii) property that is reasonably determined by the applicable Obligor or Subsidiary to be no longer economically practicable to maintain or no longer useful in any material respect in the conduct of the business of the Obligors and their Subsidiaries, taken as a whole;

(b) licenses and sublicenses granted by an Obligor or any Subsidiary and leases and subleases (by an Obligor or any Subsidiary as lessor or sub-lessor) to third parties in each case not interfering in any material respect with the business of the Obligors or the Subsidiaries, taken as a whole;

(c) Disposition or abandonment of any intellectual property that is reasonably determined by the applicable Obligor or Subsidiary to be no longer economically practicable to maintain or worth the cost of maintaining or no longer useful in any material respect in the conduct of the business of the Obligors and their Subsidiaries, taken as a whole;

(d) sales of inventory in the ordinary course of business;

(e) Dispositions of cash or Cash Equivalents;

(f) transfers of property between and among Holdings and its Subsidiaries;

(g) Disposition of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property;

(h) Liens (and any dispositions required to be made in accordance with such Liens) permitted by Section 10.7, Restricted Payments permitted by Section 10.9, Investments permitted by Section 10.10 and transactions permitted by Section 10.2;

(i) (i) the discount or write-off of accounts receivable for the purpose of collection to any collection agency, in each case in the ordinary course of business and (ii) Dispositions of receivables in connection with the settlement of delinquent accounts receivable in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers;

(j) transfers of property (i) subject to casualty events upon receipt of the net cash proceeds of such casualty event, (ii) by reason of the exercise of termination rights under any lease, sublease, license, sublicense, concession or other agreement or (iii) pursuant to buy/sell or other similar arrangements under any joint venture or similar agreement or arrangement;

(k) the unwinding of any Swap Contract pursuant to its terms;

(l) Dispositions required to be made to comply with the order of any Governmental Authority or applicable law;

(m) any surrender or waiver of contract rights or the settlement, release, recovery on or surrender of contract, tort or other claims of any kind;

(n) Dispositions of property acquired, constructed, renovated or improved after the Closing in connection with the financing of such acquisition, construction, renovation or improvement; provided, that, (i) any such financing which is permitted under Section 10.6 and (ii) such Disposition occurs within 180 days after the applicable acquisition, construction, renovation or improvement; and

(o) with respect to assets that are not Qualified Assets, Dispositions of such assets permitted by the documentation governing any CMBS Financing or other financing that relates to such assets.

“Permitted Encumbrances” means:

(a) Liens outstanding on (or made pursuant to binding commitments existing on) the Closing as set forth on Schedule 5.15(b) and any refinancings, renewals or extensions thereof that would not cause a violation of the Financial Covenants on a Pro Forma Basis;

(b) Liens imposed by law and other non-consensual Liens, in each case for Taxes or other related governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the applicable Group Member in conformity with GAAP;

(c) landlord’s, carriers’, warehousemen’s, landlords’ mortgagee’s, mechanics’, materialmen’s, repairmen’s, construction contractors’, vendor’s and other similar Liens and agricultural and similar Liens (including those arising pursuant to Canadian Pension Legislation), in each case, imposed by law or otherwise non-consensual, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or that are being contested in good faith by appropriate proceedings;

(d) judgments and Liens in respect of judgements, orders or decrees for the payment of money or other court proceedings that do not constitute an Event of Default under Section 11(j);

(e) (i) easements, servitudes, restrictions, licenses, rights-of-way, use restrictions, rights of first refusal, site plan agreements, development agreements, cross easement or reciprocal agreements and other non-monetary encumbrances on Real Property that do not materially detract from the value of the affected property or interfere in any material respect with the ordinary conduct of business of the Company or any Subsidiary (taken as a whole) or the operation of such Real Property for its intended purpose, (ii) title defects or irregularities with respect to Real Property which are of a minor nature and which in the aggregate do not materially detract from the value of the affected property or interfere in any material respect with the ordinary conduct of business of the Company or any Subsidiary (taken as a whole) or the operation of such Real Property for its intended purpose, or (iii) other exceptions to title approved by the Required Holders;

(f) any zoning or similar law, restriction or right reserved to, or vested in, any Governmental Authority to control or regulate the use of any Real Property that does not materially detract from the value of the affected property or interfere in any material respect with the ordinary conduct of business of the Group Members (taken as a whole);

(g) Liens affecting title on Real Property that have been fully paid off and satisfied and which remain of record through no fault of the Person that owns such Real Property and that, in any event do not have a material and adverse effect with respect to the use or operations of the affected Real Property or with respect to the ownership of the affected Real Property, and do not interfere with the ordinary conduct of business of the applicable Group Member;

(h) rights of lessors under Eligible Ground Leased Assets;

(i) Liens in favor of customs and revenue authorities arising as a matter of law which secure payment of custom duties in connection with the importation of goods in the ordinary course of business;

(j) with respect to leasehold interests, any mortgages, obligations, Liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord, ground lessor or owner of the leased property, with or without the consent of the lessee; provided, that (i) this clause (j) shall not apply if the leasehold interest is protected by law or (ii) with respect to mortgages by the ground lessor or owner of a ground leased property, such mortgages are either subordinate to such ground leasehold interest or pursuant to which the lender thereunder has provided a customary non-disturbance agreement with respect to such ground leasehold interests;

(k) intercompany leases;

(l) any Lien arising under Article 24 or 26 of the general terms and conditions (Algemene Bank Voorwaarden) of any member of the Dutch Bankers’ Association (Nederlandse Vereniging van Banken) or any similar term applied by a financial institution in the Netherlands pursuant to its general terms and conditions;

(m) any netting or set-off as a result of a fiscal unity (fiscale eenheid) for Dutch tax purposes;

(n) any netting or set-off arrangement entered into by any Obligor in the ordinary course of its banking arrangements for the purpose of netting debt and credit balances;

(o) the Lamb Weston Mortgage; and

(p) intercompany mortgages securing Indebtedness among Group Members, provided that with respect to any such Group Member who is the mortgagee in respect of any such intercompany mortgage, (i) such Group Member is an Obligor, and (ii) such Group Member shall subordinate such mortgage to the obligations under the Notes.

“Permitted Equity Encumbrances” means:

(a) Liens and Negative Pledges pursuant to this Agreement;

(b) Liens imposed by law and other non-consensual Liens for Taxes or other related governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the applicable Group Member in conformity with GAAP; and

(c) Liens arising from judgments or decrees for the payment of money in circumstances that do not constitute an Event of Default under Section 11(j).

“Permitted Indebtedness” means:

(a) (x) Indebtedness incurred or created hereunder and under the Notes, (y) Indebtedness constituting Cash Management Services and (z) Indebtedness under the Principal Credit Facility as of the date of this Agreement;

(b) Indebtedness outstanding on (or made pursuant to binding commitments existing on) the Closing Date as set forth on Schedule 5.5 and any refinancings, renewals or extensions thereof that would not cause a violation of the Financial Covenants on a Pro Forma Basis;

(c) intercompany Indebtedness among Holdings and its Subsidiaries;

(d) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(e) Indebtedness representing deferred compensation, severance and health and retirement benefits or the equivalent thereof to employees, directors, management and consultants of Holdings or the Subsidiaries incurred in the ordinary course of business;

(f) Indebtedness consisting of obligations with respect to indemnification, the adjustment of the purchase price (including customary earnouts) or similar adjustments incurred in connection with a Permitted Acquisition or any other Investment or Disposition expressly permitted hereunder;

(g) (i) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business and (ii) Indebtedness in respect of credit card processing agreements, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with cash management and deposit accounts and in the ordinary course of business;

(h) Indebtedness incurred by Holdings or any Subsidiary constituting reimbursement obligations with respect to letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments, in each case, issued or created in the ordinary course of business, including in respect of workers’ compensation claims, health, disability or other employee benefits (including with respect to immediate family members of employees, directors or members of management) or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims or obligations referred to in paragraph (m) below, letters of credit in the nature of a security deposit (or similar deposit or security) given to a lessor under an operating lease of Real Property under which such Person is lessee, and letters of credit in connection with the maintenance of, or pursuant to the requirements of, environmental or other permits or licenses from Governmental Authorities, and any refund, replacement, refinancing or defeasance of any of the foregoing;

(i) obligations in respect of surety, stay, customs and appeal bonds, performance bonds and performance and completion guarantees and similar obligations provided by Holdings or any of the Subsidiaries, in each case, issued or created in the ordinary course of business and consistent with past practice;

(j) Indebtedness arising under Swap Contracts not incurred for purposes of speculation;

(k) Guarantees of Indebtedness of Holdings or any Subsidiary, which Indebtedness is otherwise permitted hereunder; provided that (x) if such Indebtedness is subordinated to the obligations under this Agreement and the Notes, such Guarantee shall be subordinated to the same extent and (y) no such Guarantee by an Obligor shall be permitted under this paragraph (k) of Indebtedness of a Subsidiary that is not an Obligor, other than Guarantees constituting an Investment permitted under Section 10.10;

(l) Indebtedness owing to current or former officers, directors, managers, consultants or employees of Holdings or immediate family members to finance the purchase or redemption of Equity Interests of Holdings (or any direct or indirect parent of Holdings);

(m) Indebtedness of Holdings or any Subsidiary owing to any joint venture (regardless of the form of legal entity) that is not a subsidiary arising in the ordinary course of business of Holdings and its subsidiaries in connection with the cash management operations (including with respect to intercompany self-insurance arrangements);

(n) Indebtedness of Holdings or any Subsidiary arising pursuant to arrangements contemplated in Section 10.1(k), (m) or (n);

(o) Indebtedness arising under guarantees entered into pursuant to Section 2:403 of the Dutch Civil Code in respect of a Dutch Loan Party and any residual liability with respect to such guarantees arising under Section 2:404 of the Dutch Civil Code;

(p) any joint and several liability as a result of a fiscal unity (fiscale eenheid) for Dutch tax purposes; and

(q) Indebtedness that is a refinancing, replacement, restatement or modification of any existing Indebtedness provided that such refinancing, replacement, restatement or modification does not result in an increase to the then outstanding principal amount of the Indebtedness being refinanced, except to the extent of accrued interest, fees, premium (if any) and expenses.

“Permitted Investments” means:

(a) Investments existing on, or made pursuant to binding commitments existing on, the Closing and set forth on Schedule 10.10 or an Investment consisting of any extension, modification, renewal, replacement or reinvestment of any such Investment that would not cause a violation of the Financial Covenants on a Pro Forma Basis;

(b) Investments in cash and Cash Equivalents;

(c) Investments by any Obligor or any Subsidiary in another Obligor or Subsidiary;

(d) Investments acquired in connection with the settlement of delinquent accounts receivable in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers;

(e) loans or advances to officers, directors, members of management, and employees of Holdings or any of its Subsidiaries (or any direct or indirect parent of Holdings) (i) in an aggregate amount not to exceed $2,500,000 at any time outstanding, for business-related travel, entertainment, relocation and analogous ordinary business purposes and (ii) for any other purposes not described in the foregoing clause (i) (in each of clauses (i) and (ii) determined without regard to any write-downs or write-offs of such loans or advances); provided, that the aggregate amount outstanding at any time under clause (ii) above shall not exceed $9,000,000;

(f) accounts receivable owing to Holdings or the Subsidiaries, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

(g) Investments in the form of Swap Contracts which establish, or were intended to establish, an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by Holdings, the Company or any Subsidiary;

(h) Investments consisting of promissory notes or other non-cash consideration received in connection with a permitted Disposition;

(i) Investments consisting of non-cash loans made by Holdings to management, executives, officers, directors, consultants, professional advisors and/or employees of a Subsidiary which are used by such Persons to simultaneously purchase Equity Interests of Holdings;

(j) Investments consisting of or to finance purchases and acquisitions of inventory, supplies, materials, services or equipment or purchases of contract rights or licenses or leases of intellectual property in the ordinary course of business;

(k) Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit or (ii) customary trade arrangements with customers;

(l) loans and advances to Holdings or any direct or indirect parent thereof in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments permitted to be made to Holdings or any direct or indirect parent thereof in accordance with Section 10.9;

(m) (i) advances of payroll payments to employees in the ordinary course of business and (ii) prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits and advance payments (including retainers) for goods or services paid or provided, in each case in the ordinary course of business;

(n) Investments held by a Person that becomes a Subsidiary (or is merged, amalgamated or consolidated with or into a Subsidiary) after the Closing to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation; and

(o) to the extent constituting Investments, Restricted Payments permitted by Section 10.9, Indebtedness permitted by Section 10.10 and transactions permitted by Section 10.2.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Group Member or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an employer” as defined in Section 3(5) of ERISA, which for the avoidance of doubt shall not include any Canadian Pension Plan.

“Principal Credit Facility” means the Revolving Credit and Term Loan Agreement dated as of December 22, 2020, as amended by that First Amendment to Revolving Credit and Term Loan Agreement, dated as of March 10, 2021, among the Company, Holdings, the borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and Coöperatieve Rabobank U.A., New York Branch, as sustainability agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.

“Pro Forma Basis” means with respect to the calculation of the Financial Covenants as of any date (and the definitions used therein), that such calculation shall give pro forma effect to all Permitted Acquisitions and other Investments, all issuances, incurrences, assumptions, redemptions, retirements, repayments or extinguishments of Indebtedness (with any such Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) and all sales, transfers or other Dispositions of any material assets outside the ordinary course of business that have occurred during (or, if such calculation is being made for the purpose of determining whether any proposed acquisition will constitute a Permitted Acquisition, since the beginning of) the then-applicable testing as if they occurred on the first day of such testing period (excluding cost savings, synergies, operating expense reductions and other operating improvements). If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Contract applicable to such Indebtedness if such Swap Contract has a remaining term in excess of 12 months).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“Purchaser Swap Schedule” means the Purchaser Swap Schedule to this Agreement listing the swap pricing confirmation information in respect of its Swapped Notes.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Asset” means any Eligible Owned Asset, Eligible Ground Leased Asset or Eligible Leased Asset; provided, that the Company may from time to time, upon a Qualified Asset ceasing to satisfy the applicable Eligibility Criteria in a transaction permitted by this Agreement designate a Qualified Asset as a non-Qualified Asset and, from such date of determination, such Qualified Asset shall cease to be a Qualified Asset.

“Qualified Asset Owners” as to any Qualified Asset, means each owner or lessor thereof that is either (a) a Wholly-Owned Subsidiary of Holdings or (b) a non-Wholly-Owned Subsidiary of Holdings that is at least 51% owned, directly or indirectly, by Holdings so long as Holdings exclusively controls the sale, encumbrance and financing of such Qualified Asset.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Qualified IPO” means an underwritten public offering (other than a public offering pursuant to a registration statement on Form S-4 or Form S-8) of the Equity Interests of Holdings or any direct or indirect parent thereof which generates net cash proceeds that are contributed as cash common equity to the Company of at least $250,000,000.

“Real Property” means, at any time of determination, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by Holdings or any of its Subsidiaries or Joint Ventures (or equivalent interest in any applicable jurisdiction), together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures incidental to the ownership or lease thereof.

“Recourse Indebtedness” means with respect to a Person, Indebtedness of such Person other than Non-recourse Indebtedness of such Person.

“Refrigerated Railcar Business” means the refrigerated and insulated railcar business segment of Holdings and its Subsidiaries.

“Refunding Capital Stock” is defined in Section 10.9.

“REIT” means a “real estate investment trust”, as defined in Section 856 of the Code.

“REIT Parent” means any direct or indirect parent of Holdings that intends to qualify as a REIT for U.S. federal income tax purposes, including Lineage Growth Properties, Inc.

“REIT Subsidiary” mean any Subsidiary of Holdings that intends to qualify as a REIT for U.S. federal income tax purposes.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Related Party” means with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment.

“Required Holders” means at any time (i) prior to the Closing, the Purchasers and (ii) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by Holdings, the Company or any of its Affiliates).

“Requirement of Law” means as to any Person, the organizational or Governing Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means any Senior Financial Officer or any authorized signatory of the Company, Holdings or such Person, as applicable, in each case, with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” is defined in Section 10.9.

“Retired Capital Stock” is defined in Section 10.9.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.

“Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, any Person (a) that is the subject of Sanctions or listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the European Union, the United Nations, Her Majesty’s Treasury or any Governmental Authority with jurisdiction over any Obligor, (b) operating, organized or resident in a Sanctioned Country, (c) that is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Requirement of Law, (d) that is a Canadian Blocked Person, or (e) owned or controlled by any such Person or Persons

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC or the U.S. Department of State, the European Union, the United Nations, Her Majesty’s Treasury, the federal government of Canada and sanctions under other similar Requirements of Law of other jurisdictions in which a Person conducts its business.

“SEC” means the Securities and Exchange Commission of the United States of America.

“Secured Indebtedness” with respect to any Person means, Indebtedness of such Person that is secured by a Lien. Indebtedness of Holdings or a Subsidiary secured solely by a pledge of Equity Interests in one or more Subsidiaries shall not be treated as Secured Indebtedness but shall be treated as Unsecured Indebtedness.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or Holdings.

“series” of Notes means each of the Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes and Series F Notes, as applicable.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“Series D Notes” is defined in Section 1.

“Series E Notes” is defined in Section 1.

“Series F Notes” is defined in Section 1.

“Solvent” with respect to any Person, as of any date of determination, means (a) the amount of the “present fair saleable value” (determined on a going concern basis) of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value (determined on a going concern basis) of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured in the ordinary course, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business as contemplated on the date hereof and (d) such Person will be able to pay its debts as they mature or fall due in the ordinary course.

“Source” is defined in Section 6.2.

“Specified Jurisdictions” means the United States, Canada, Mexico, Australia, New Zealand, England and Wales, Scotland, Guernsey, Netherlands, Belgium, Luxembourg, Norway, Denmark, Poland, Sweden, Spain, Greece, Italy, Germany, France, Ireland, Portugal, Austria and Finland; and such other jurisdictions as may be agreed after the Closing by the Company and the Required Holders.

“Stabilized Property” has the meaning specified in the definition of “Development Property”.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Sterling” or “£” means the lawful currency of the United Kingdom.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of Holdings.

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC.

“Swap Breakage Amount” is defined in Section 8.9.

“Swap Breakage Amount Notice” is defined in Section 8.9.

“Swap Breakage Gain” is defined in Section 8.9.

“Swap Breakage Loss” is defined in Section 8.9.

“Swap Contract” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Obligors or any of their Subsidiaries shall be a “Swap Contract”.

“Swap Termination Value” means in respect of any one or more Swap Contracts, after taking into account the effect of any netting agreements relating to such Swap Contracts (to the extent, and only to the extent, such netting agreements are legally enforceable in a bankruptcy or insolvency proceeding against the applicable counterparty obligor thereunder), (i) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (ii) for any date prior to the date referenced in preceding clause (i), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Swap Unwind Event” is defined in Section 8.9.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“TARGET Day” means any day on which TARGET2 is open for the settlement of payments in Euro.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on 19 November 2007.

“Total Asset Value” means on any date, without duplication, the sum of:

(a) with respect to Real Property (other than Newly Acquired Properties, Development Properties, Newly Stabilized Properties and undeveloped land) that is (x) owned or ground leased or (y) a Leased Asset as of such date by Holdings or any Subsidiary, the sum of the Eligible Values at such time of each such Real Property;

(b) with respect to the transportation and other ancillary businesses (including the Refrigerated Railcar Business) as of such date of Holdings or any Subsidiary, the sum of the portion of EBITDA attributable to each such business segment for the most recently ended period of four (4) consecutive fiscal quarters multiplied by 9.0; provided, that with respect to any such business segment of Holdings or such Subsidiary that has been owned for less than four full quarters as of such date, the purchase price paid for such business segment;

(c) with respect to any Newly Acquired Property (other than a Development Property, a Newly Stabilized Property or undeveloped land), EBITDA for the period of four (4) consecutive fiscal quarters then ended for such Real Property, divided by the applicable Capitalization Rate (but in no event less than zero);

(d) with respect to any (i) Development Property (until such Development Property becomes a Stabilized Property), (ii) Newly Stabilized Property that has been a Newly Stabilized Property for less than one full fiscal quarter as of such date and (iii) undeveloped land, the lesser of (x) cost (including the cost of the land and all hard and soft costs) or (y) book value in accordance with GAAP;

(e) with respect to any Newly Stabilized Property that has been a Newly Stabilized Property for at least one full fiscal quarter but less than two full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent full fiscal quarter ended on or prior to such date in respect of which financial statements for such quarter or fiscal year have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 4, divided by the applicable Capitalization Rate (but in no event less than zero);

(f) with respect to any Newly Stabilized Property that has been a Newly Stabilized Property for at least two full fiscal quarters but less than three full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent period of two full fiscal quarters ended on or prior to such date (taken as one accounting period) in respect of which financial statements for such each quarter or fiscal year in such period have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 2, divided by the applicable Capitalization Rate (but in no event less than zero);

(g) with respect to any Newly Stabilized Property that has been a Newly Stabilized Property for at least three full fiscal quarters but less than four full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent period of three full fiscal quarters ended on or prior to such date (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 4/3, divided by the applicable Capitalization Rate (but in no event less than zero);

(h) unrestricted cash and Cash Equivalents and unrestricted marketable securities of Holdings and its Subsidiaries in excess of $25,000,000;

(i) the sum of (x) the book value of other assets consisting of inventory, accounts receivable not more than 90 days past due or otherwise in payment default, and other tangible assets of Holdings and its Subsidiaries minus (y) the book value of accounts payable of Holdings and its Subsidiaries; and

(j) solely with respect to the calculation of Total Leverage Ratio herein, the amount of cash contributions that the direct or indirect owners of the Equity Interests of Holdings have irrevocably committed to contribute to Holdings when requested by Holdings pursuant to subscription agreements or similar agreements, which commitments were received on or prior to the date of delivery of the applicable Compliance Certificate pursuant to Section 7.2(a), or on or prior to the date of the applicable pro forma financial covenant calculation, as applicable, but have not yet funded;

provided that not more than 15% of the Total Asset Value at any time may be attributable to undeveloped land and Development Properties, with any excess over such limit being excluded from the Total Asset Value.

Holdings’s pro rata share of assets held by Joint Ventures will be included in the calculation of Total Asset Value consistent with the above-described treatment for assets owned by Wholly-Owned Subsidiaries.

“Total Indebtedness” means the sum of all Indebtedness of Holdings and its consolidated Subsidiaries and the pro rata share of all Indebtedness of Joint Ventures.

“Total Leverage Ratio” is defined in Section 10.5(a).

“Total Secured Indebtedness” means the portion of Total Indebtedness that is Secured Indebtedness.

“Total Unsecured Indebtedness” means the portion of Total Indebtedness that is Unsecured Indebtedness.

“Unencumbered Asset Value” means as of the last day of any fiscal quarter, without duplication, the sum of:

(a) (i) Unencumbered NOI for Qualified Assets that are not Newly Acquired Properties, Development Properties or Newly Stabilized Properties for the period of four (4) consecutive fiscal quarters then ended, divided by (ii) the applicable Capitalization Rate;

(b) with respect to any Qualified Asset that is a Newly Acquired Property (other than a Development Property or a Newly Stabilized Property), the EBITDA for the period of four (4) consecutive fiscal quarters then ended for such Qualified Asset, divided by the applicable Capitalization Rate (but in no event less than zero);

(c) with respect to Qualified Asset that is a (i) Development Property (until such Development Property becomes a Stabilized Property), a (ii) Newly Stabilized Property that has been a Newly Stabilized Property for less than one full fiscal quarter as of such date or (iii) undeveloped land, the lesser of (x) cost or (y) book value in accordance with GAAP;

(d) with respect to any Qualified Asset that has been a Newly Stabilized Property for at least one full fiscal quarter but less than two full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent full fiscal quarter ended on or prior to such date in respect of which financial statements for such quarter or fiscal year have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 4, divided by the applicable Capitalization Rate (but in no event less than zero);

(e) with respect to any Qualified Asset that has been a Newly Stabilized Property for at least two full fiscal quarters but less than three full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent period of two full fiscal quarters ended on or prior to such date (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 2, divided by the applicable Capitalization Rate (but in no event less than zero);

(f) with respect to any Qualified Asset that has been a Newly Stabilized Property for at least three full fiscal quarters but less than four full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent period of three full fiscal quarters ended on or prior to such date (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 4/3, divided by the applicable Capitalization Rate (but in no event less than zero);

(g) unrestricted cash and cash equivalents and marketable securities of Holdings and its Subsidiaries in excess of $25,000,000; and

(h) with respect to the Refrigerated Railcar Business as of such date, the sum of the portion of the EBITDA attributable to the Refrigerated Railcar Business for the most recently ended period of four (4) consecutive fiscal quarters multiplied by 9.0; provided that with respect to any Refrigerated Railcar Business that has been owned for less than four full quarters as of such date, the purchase price paid for such Refrigerated Railcar Business; and provided further that not more than 15% of the Unencumbered Asset Value at any time may be attributable to the Refrigerated Railcar Business, with any excess over such limit being excluded from the Unencumbered Asset Value;

provided that:

(i) not more than 20% of the Unencumbered Asset Value at any time may be attributable to Qualified Assets located in jurisdictions outside the Specified Jurisdictions, Qualified Assets that are owned or leased by a non-Wholly Owned Subsidiary of Holdings, and undeveloped land and Development Properties, with any excess over such limit being excluded from the Unencumbered Asset Value;

(ii) not more than 25% of the Unencumbered Asset Value at any time may be attributable to Eligible Leased Assets, with any excess over such limit being excluded from the Unencumbered Asset Value; and

(iii) not more than 10% of the Unencumbered Asset Value at any time may be attributable to Qualified Assets that are owned or leased by a Subsidiary which (together with any other Subsidiary that is the direct or indirect holder of Equity Interests in such Subsidiary, referred to as the “Parent Subsidiary”) has outstanding Indebtedness at such time (unless such Subsidiary or Parent Subsidiary, as applicable, is an US Obligor Affiliate or the lender of such Indebtedness is a party to the Intercreditor Agreement), with any excess over such limit being excluded from the Unencumbered Asset Value.

“Unencumbered Leverage Ratio” is defined in Section 10.5(c).

“Unencumbered NOI” means as of the last day of any fiscal quarter, the aggregate portion of EBITDA for the period of four (4) consecutive fiscal quarters then ended that is attributable to Qualified Assets.

“United States Person” has the meaning set forth for the term “United States person” in Section 7701(a)(30) of the Code.

“Unsecured Indebtedness” with respect to any Person means, Indebtedness of such Person that is not Secured Indebtedness.

“US Dollars” or “$” means the lawful currency of the United States of America.

“US Joint and Several Enforcement Costs” is defined in Section 24.4.

“US Obligor Affiliate” means (i) an Obligor Affiliate organized under the laws of the United States, any State thereof, the District of Columbia, or any other jurisdiction within the United States and (ii) any other Obligor Affiliate required to accede to this Agreement pursuant to Section 9.7(a).

“US Obligor Affiliate Indebtedness” is defined in Section 24.1.

“US Obligor Affiliate Obligations” is defined in Section 24.1.

“Wholly-Owned Subsidiary” means as to any Person, any other Person all of the Equity Interests of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly-Owned Subsidiaries.

OBLIGOR AFFILIATES

US Obligor Affiliates (Delaware)

Company	Jurisdiction
Lineage AUS RE Holdings, LLC	Delaware
Lineage Foodservice Solutions, LLC	Delaware
Lineage Logistics AFS, LLC	Delaware
Lineage Logistics HCS, LLC	Delaware
Lineage Logistics PFS, LLC	Delaware
Lineage Logistics SCS, LLC	Delaware
Lineage Logistics Services, LLC	Delaware
Lineage Logistics, LLC	Delaware
Lineage Manufacturing, LLC	Delaware
Lineage Redistribution, LLC	Delaware
Lineage Transportation, LLC	Delaware
New Orleans Cold Storage and Warehouse Company, LLC	Delaware
NOCS South Atlantic Cold Storage & Warehouse, LLC	Delaware
NOCS West Gulf, LLC	Delaware

Other US Obligor Affiliates

Company	Jurisdiction
Lineage Customs Brokerage, LLC	Washington
Preferred Freezer Logistics, LLC	New Jersey

Foreign Obligor Affiliates

Company	Jurisdiction
Emergent Cold Bidco Pty Ltd	Australia
Emergent Cold Midco 3 Pty Ltd.	Australia
Emergent Cold Pty Ltd	Australia
Lineage AUS TRS Pty Ltd	Australia
Lineage Danish Bidco ApS	Denmark
Lineage UK Holdings Limited	Guernsey
Lineage Dutch Bidco B.V.	Netherlands
Lineage Dutch Coöperatief U.A.	Netherlands
Lineage Logistics New Zealand (f/k/a Emergent Cold)	New Zealand
Lineage NZ TRS Limited	New Zealand
Lineage Norway Holdings I AS	Norway
Lineage UK T&F Holdings Limited	England & Wales
Lineage Logistics ORS Ltd.	Ontario, Canada
Lineage Logistics ORS TRS LP	Ontario, Canada

SCHEDULE B

(to Note Purchase Agreement)

[FORM OF SERIES A NOTE]

LINEAGE LOGISTICS, LLC

2.22% GUARANTEED SENIOR NOTE SERIES A DUE AUGUST 20, 2026

No. RA-[_____]	[Date]
$[_______]	PPN 53567@ AA0

FOR VALUE RECEIVED, the undersigned, LINEAGE LOGISTICS, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] US Dollars (or so much thereof as shall not have been prepaid) on August 20, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.22% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.22% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. from time to time in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, the EUR Issuer, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Payment of the principal of, Make-Whole Amount, if any, and interest on this Note shall be jointly and severally, unconditionally guaranteed by Holdings and each US Obligor Affiliate in accordance with the terms of the Note Purchase Agreement.

SCHEDULE 1-A

(to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE LOGISTICS, LLC

By
[Title]

1-A-2

[FORM OF SERIES B NOTE]

LINEAGE LOGISTICS, LLC

2.52% GUARANTEED SENIOR NOTE SERIES B DUE AUGUST 20, 2028

No. RB-[_____]	[Date]
$[_______]	PPN 53567@ AB8

FOR VALUE RECEIVED, the undersigned, LINEAGE LOGISTICS, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] US Dollars (or so much thereof as shall not have been prepaid) on August 20, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.52% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.52% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. from time to time in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, the EUR Issuer, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Payment of the principal of, Make-Whole Amount, if any, and interest on this Note shall be jointly and severally, unconditionally guaranteed by Holdings and each US Obligor Affiliate in accordance with the terms of the Note Purchase Agreement.

SCHEDULE 1-B

(to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE LOGISTICS, LLC

By
[Title]

1-B-2

[FORM OF SERIES C NOTE]

LINEAGE TREASURY EUROPE B.V.

0.89% GUARANTEED SENIOR NOTE SERIES C DUE AUGUST 20, 2026

No. RC-[_____]	[Date]
€[_______]	PPN N5269@ AA6

FOR VALUE RECEIVED, the undersigned, LINEAGE TREASURY EUROPE B.V. (herein called the “Company”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Euros (or so much thereof as shall not have been prepaid) on August 20, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 0.89% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount and, at any time that this Note is a Swapped Note, Swap Breakage Loss, at a rate per annum from time to time equal to the greater of (i) 2.89% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the European Union; provided that, at any time this Note is a Swapped Note, certain amounts payable with respect to this Note (including, without limitation, any Make-Whole Amount or Swap Breakage Loss) shall be payable in the lawful money of the United States of America.1 All of the foregoing shall be made at the principal office of Bank of America, N.A. from time to time in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Lineage Logistics, LLC, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

[1]	To include payments in the lawful money of Canada, as applicable, for any Canadian transferee of a Swapped Note.

SCHEDULE 1-C

(to Note Purchase Agreement)

Payment of the principal of, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on this Note shall be unconditionally guaranteed by the Obligors in accordance with the terms of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and, at any time this Note is a Swapped Note, Swap Breakage Loss) and with the effect provided in the Note Purchase Agreement.

This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE TREASURY EUROPE B.V.

By
[Title]

By
[Title]

1-C-2

[FORM OF SERIES D NOTE]

LINEAGE TREASURY EUROPE B.V.

1.26% GUARANTEED SENIOR NOTE SERIES D DUE AUGUST 20, 2031

No. RD-[_____]	[Date]
€[_______]	PPN N5269@ AB4

FOR VALUE RECEIVED, the undersigned, LINEAGE TREASURY EUROPE B.V. (herein called the “Company”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Euros (or so much thereof as shall not have been prepaid) on August 20, 2031 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 1.26% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount and, at any time that this Note is a Swapped Note, Swap Breakage Loss, at a rate per annum from time to time equal to the greater of (i) 3.26% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the European Union; provided that, at any time this Note is a Swapped Note, certain amounts payable with respect to this Note (including, without limitation, any Make-Whole Amount or Swap Breakage Loss) shall be payable in the lawful money of the United States of America.2 All of the foregoing shall be made at the principal office of Bank of America, N.A. from time to time in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Lineage Logistics, LLC, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

[2]	To include payments in the lawful money of Canada, as applicable, for any Canadian transferee of a Swapped Note.

SCHEDULE 1-D

(to Note Purchase Agreement)

Payment of the principal of, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on this Note shall be unconditionally guaranteed by the Obligors in accordance with the terms of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and, at any time this Note is a Swapped Note, Swap Breakage Loss) and with the effect provided in the Note Purchase Agreement.

This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE TREASURY EUROPE B.V.

By
[Title]

By
[Title]

1-D-2

[FORM OF SERIES E NOTE]

LINEAGE TREASURY EUROPE B.V.

1.98% GUARANTEED SENIOR NOTE SERIES E DUE AUGUST 20, 2026

No. RE-[_____]	[Date]
£[_______]	PPN N5269@ AC2

FOR VALUE RECEIVED, the undersigned, LINEAGE TREASURY EUROPE B.V. (herein called the “Company”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands,, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Sterling (or so much thereof as shall not have been prepaid) on August 20, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 1.98% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount and, at any time that this Note is a Swapped Note, Swap Breakage Loss, at a rate per annum from time to time equal to the greater of (i) 3.98% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United Kingdom; provided that, at any time this Note is a Swapped Note, certain amounts payable with respect to this Note (including, without limitation, any Make-Whole Amount or Swap Breakage Loss) shall be payable in the lawful money of the United States of America.3 All of the foregoing shall be made at the principal office of Bank of America, N.A. from time to time in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Lineage Logistics, LLC, the EUR Issuer, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

[3]	To include payments in the lawful money of Canada, as applicable, for any Canadian transferee of a Swapped Note.

SCHEDULE 1-E

(to Note Purchase Agreement)

Payment of the principal of, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on this Note shall be unconditionally guaranteed by the Obligors in accordance with the terms of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and, at any time this Note is a Swapped Note, Swap Breakage Loss) and with the effect provided in the Note Purchase Agreement.

This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE TREASURY EUROPE B.V.

By
[Title]

By
[Title]

1-E-2

[FORM OF SERIES F NOTE]

LINEAGE TREASURY EUROPE B.V.

2.13% GUARANTEED SENIOR NOTE SERIES F DUE AUGUST 20, 2028

No. RF-[_____]	[Date]
£[_______]	PPN N5269@ AD0

FOR VALUE RECEIVED, the undersigned, LINEAGE TREASURY EUROPE B.V. (herein called the “Company”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands,, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Sterling (or so much thereof as shall not have been prepaid) on August 20, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.13% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount and, at any time that this Note is a Swapped Note, Swap Breakage Loss, at a rate per annum from time to time equal to the greater of (i) 4.13% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United Kingdom; provided that, at any time this Note is a Swapped Note, certain amounts payable with respect to this Note (including, without limitation, any Make-Whole Amount or Swap Breakage Loss) shall be payable in the lawful money of the United States of America.4 All of the foregoing shall be made at the principal office of Bank of America, N.A. from time to time in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Lineage Logistics, LLC, the EUR Issuer, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

[4]	To include payments in the lawful money of Canada, as applicable, for any Canadian transferee of a Swapped Note.

SCHEDULE 1-F

(to Note Purchase Agreement)

Payment of the principal of, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on this Note shall be unconditionally guaranteed by the Obligors in accordance with the terms of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and, at any time this Note is a Swapped Note, Swap Breakage Loss) and with the effect provided in the Note Purchase Agreement.

This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE TREASURY EUROPE B.V.

By
[Title]

By
[Title]

1-F-2

FORM OF JOINDER AGREEMENT

(OBLIGOR AFFILIATES)

JOINDER AGREEMENT dated as of [_____] (this “Joinder Agreement”) to the Note Purchase Agreement dated as of August 20, 2021 (as the same may be amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among Lineage Logistics, LLC, Lineage Treasury Europe B.V. and Lineage Logistics Holdings, LLC, and each of the other Obligors from time to time party thereto and the holders of the Notes from time to time party thereto.

A. Reference is made to the Note Purchase Agreement and the Notes issued thereunder. Capitalized terms used herein not otherwise defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.

B. Pursuant to Section 9.7[(a)/(b)] of the Note Purchase Agreement, the undersigned Subsidiary is required to enter into a supplement to the Note Purchase Agreement in the form of this Joinder Agreement. The undersigned Subsidiary (the “New Obligor Affiliate”) is executing this Joinder Agreement in accordance with the requirements of the Note Purchase Agreement to become a [US/Foreign] Obligor Affiliate and an Obligor under the Note Purchase Agreement.

Accordingly, the New Obligor Affiliate agrees as follows:

Section 1. In accordance with Section 9.7[(a)/)(b)] of the Note Purchase Agreement, the New Obligor Affiliate by its signature below becomes an Obligor and a [US/Foreign] Obligor Affiliate under the Note Purchase Agreement with the same force and effect as if originally named therein as an Obligor and a [US/Foreign] Obligor Affiliate and the New Obligor Affiliate hereby agrees to all the terms and provisions of the Note Purchase Agreement applicable to it as an Obligor and a [US/Foreign] Obligor Affiliate thereunder. Each reference to an Obligor and a [US/Foreign] Obligor Affiliate in the Note Purchase Agreement and the Notes shall be deemed to include the New Obligor Affiliate. The Note Purchase Agreement is hereby incorporated herein by reference.

Section 2. The New Obligor Affiliate represents and warrants to the holders that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 3. This Joinder Agreement shall become effective when the holders shall have received counterparts of this Joinder Agreement executed on behalf of the New Obligor Affiliate. Execution and delivery of this Joinder Agreement may be made in accordance with Section 23.5 of the Note Purchase Agreement and such clause is incorporated herein by this reference, mutatis mutandis.

Section 4. Except as expressly supplemented hereby, the Note Purchase Agreement and the Notes shall remain in full force and effect. All references herein to the Note Purchase Agreement and the Notes shall include all amendments, supplements and modifications thereto.

SCHEDULE 2

(to Note Purchase Agreement)

Section 5. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 6. All communications and notices hereunder shall be in writing and given as provided in the Note Purchase Agreement.

[Section 7. The New Obligor Affiliate hereby irrevocably appoints Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377 to receive for it, and on its behalf, service of process in the United States, from the date hereof through August 20, 2032.]5

IN WITNESS WHEREOF, the New Obligor Affiliate has duly executed this Joinder Agreement to the Note Purchase Agreement as of the day and year first above written.

[NAME OF NEW OBLIGOR AFFILIATE]

By:
Name:
Title:
Address:

[5]	NTD: To be included only in respect of Foreign Obligor Affiliates.

2-2

FORM OF OPINION OF SPECIAL US COUNSEL

FOR THE OBLIGORS

The following opinions are to be provided by United States special counsel for the Obligors, subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in such opinion.

1. The US Issuer is a limited liability company under the DLLCA, with limited liability company power and authority to enter into the Note Documents and to perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that the US Issuer is validly existing and in good standing under the laws of the State of Delaware.

2. Each of Holdings and the Delaware Obligors is a limited liability company under the DLLCA, with limited liability company power and authority to enter into the Note Purchase Agreement and to perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that each of Holdings and the Delaware Obligors is validly existing and in good standing under the laws of the State of Delaware.

3. The Note Purchase Agreement has been duly authorized by all necessary limited liability company action of the US Issuer, has been duly executed and delivered by the US Issuer, and is the legally valid and binding agreement of the US Issuer, enforceable against the US Issuer in accordance with its terms.

4. The Note Purchase Agreement has been duly authorized by all necessary limited liability company action of Holdings and the Delaware Obligors, has been duly executed and delivered by Holdings and the Delaware Obligors, and is the legally valid and binding agreement of Holdings and the Delaware Obligors, enforceable against Holdings and the Delaware Obligors in accordance with its terms.

5. The Note Purchase Agreement has been duly executed and delivered by the Non-US Issuer, the Other US Obligors and the Non-US Obligors, and is the legally valid and binding agreement of the Non-US Issuer, the Other US Obligors and the Non-US Obligors, enforceable against the Non-US Issuer, the Other US Obligors and the Non-US Obligors in accordance with its terms.

6. The Notes have been duly authorized by all necessary limited liability company action of the US Issuer and, when executed, issued and delivered to and paid for by the Purchasers in accordance with the terms of the Note Purchase Agreement, will be legally valid and binding obligations of the US Issuer and the Non-US Issuer, as applicable, enforceable against each of the US Issuer and the Non-US Issuer, as applicable, in accordance with their terms.

7. The execution and delivery of the Note Purchase Agreement by each Obligor, and the issuance and sale of the Notes by each of the US Issuer and the non-US Issuer to you pursuant to the Note Purchase Agreement, as applicable, do not on the date hereof:

(i) violate the provisions of the Governing Documents of each of the US Issuer, Holdings and the Delaware Obligors, as applicable;

SCHEDULE 4.4(a)

(to Note Purchase Agreement)

(ii) violate any United States federal or New York statute, rule or regulation applicable to the Obligors (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming the Obligors comply with the provisions of the Note Documents relating to the use of proceeds), or, solely with respect to the US Issuer, Holdings and each Delaware Obligor, the DLLCA; or

(iii) require any consents, approvals, or authorizations to be obtained by the Obligors from, or any registrations, declarations or filings to be made by the Obligors with, any governmental authority under any United States federal or New York statute, rule or regulation applicable to the Obligors or, solely with respect to the US Issuer, Holdings and each Delaware Obligor, the DLLCA, on or prior to the date hereof that have not been obtained or made.

8. The US Issuer and the Non-US Issuer are not, and immediately after giving effect to the sale of the Notes and the application of the proceeds as described in the Note Purchase Agreement, will not be, required to be registered as an “investment company” within the meaning of the United States Investment Company Act of 1940, as amended.

9. No registration of the Notes under the Securities Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939, as amended, is required for the purchase of the Notes by the Purchasers in the manner contemplated by the Note Purchase Agreement. We express no opinion, however, as to when or under what circumstances any Notes initially purchased by the Purchasers may be reoffered or resold.

4.4(a)-2

FORM OF OPINION OF SPECIAL LOCAL COUNSEL

FOR THE AUSTRALIAN OBLIGORS

The following opinions are to be provided by Johnson Winter & Slattery as Australian counsel for the Australian Obligors, subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in such opinion.

1. each of the Australian Obligors is a company duly incorporated and validly existing under the laws of the Relevant Jurisdictions and has the corporate power and authority to execute and deliver the Document and to perform its obligations under the provisions thereof;

2. each Australian Obligor is capable of suing and being sued in its corporate name;

3. the Document has been duly authorised, executed and delivered by the Australian Obligors;

4. claims against each Australian Obligor under the Document will rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except for payment obligations that are mandatorily preferred by law;

5. no consent, approval or authorisation of, or registration, filing or declaration with, any governmental authority by the Australian Obligors is required under the laws of the Relevant Jurisdictions in connection with the execution, delivery or performance by each of the Australian Obligors of the Document;

6. the execution, delivery and performance by each of the Australian Obligors of the Document does not and will not:

(i)	violate any law or regulation of any governmental authority of the Relevant Jurisdictions and applicable to the Australian Obligors; or

(ii)	contravene, result in any breach of, or constitute a default under its constitution;

7. to ensure the legality, validity, enforceability or admissibility in evidence of the Document it is not necessary under the laws of the Relevant Jurisdictions that the Document be filed or recorded with any governmental authority in the Commonwealth of Australia;

8. it is not necessary under the laws of the Relevant Jurisdictions in order to enable any person to enforce its rights under the Document that such person be licensed, qualified or otherwise entitled to carry on business in the Commonwealth of Australia;

9. Australian interest withholding tax is generally payable at the rate of 10% (unless reduced pursuant to a tax treaty) in respect of payments of interest (within the meaning of section 128A(1AB) of the Income Tax Assessment Act 1936 (Cth) of the Commonwealth of Australia (the ITAA)), including amounts in the nature of interest, made by a person that is resident of the Commonwealth of Australia for tax purposes to a financier that is not a resident of the Commonwealth of Australia for tax purposes. Australian interest withholding tax will not be payable if the Document and related arrangements satisfy

SCHEDULE 4.4(b)

(to Note Purchase Agreement)

the requirements of section 128F of the ITAA. It is not clear whether payments (whether made as a lump sum or periodically) by the Australian Obligors under any guarantee in respect of amounts due and owing under any Notes, and which relate to interest payable by the Issuers (including the AUS Issuer) under the relevant Notes, constitute interest for these purposes. However, the Commissioner of Taxation has issued a taxation determination (Taxation Determination TD 1999/26) expressing the view that such payments are in the nature of, or in substitution for, interest and fall within the definition;

10. assuming you do not otherwise have a presence in the Commonwealth of Australia, you will not be deemed to be a resident in the Commonwealth of Australia or have a permanent establishment in the Commonwealth of Australia for Australian income tax purposes solely by reason of the enforcement of the Document;

11. the courts of the Relevant Jurisdictions will give effect to:

(i)	the choice of New York law to govern the Document; and

(ii)	any appointment by the Australian Obligors of an agent for service of process contained in the Document and any service of process by such agent under the Document;

12. the Document is in a proper form for enforcement in the appropriate courts of the Relevant Jurisdictions, subject to proof of the relevant provisions of the laws of New York;

13. each party to the Document will be entitled to bring an action in the appropriate courts of the Relevant Jurisdictions to enforce the Document in accordance with the terms thereof, except to the extent such action is contrary to public policy and for the possible requirements of providing security for costs and security in respect of the usual undertakings as to damages and indemnities for malicious or wrongful action;

14. to enforce a final and conclusive money judgment of a superior court of New York in respect of the obligations of the Australian Obligors under the Document, the judgment creditor must bring separate enforcement proceedings in the appropriate courts of the Relevant Jurisdictions founded on the judgment and those courts should in the normal course give effect to the judgment for the purpose of the proceedings, provided the judgment is:

(i)	a final and conclusive unsatisfied judgment for a fixed or readily calculable amount of money (excluding amounts in respect of taxes, fines or penalties); and

(ii)	enforceable in the country of the court in which it was given.

4.4(b)-2

FORM OF OPINION OF SPECIAL COUNSEL

FOR THE CANADIAN OBLIGORS

The following opinions are to be provided by special counsel for the Canadian Obligors, subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in such opinion.

1. Lineage Logistics is a corporation incorporated and existing under the Business Corporations Act (Ontario).

2. Lineage TRS GP is a corporation incorporated and existing under the Business Corporations Act (Ontario).

3. Lineage LRS LP is a limited partnership formed under the Limited Partnerships Act (Ontario) and has not been dissolved.

4. Lineage Logistics has the corporate power and capacity to execute and deliver each Transaction Document to which it is a party and to perform its obligations thereunder.

5. Pursuant to the limited partnership agreement dated December 14, 2020 (the “LPA”), Lineage TRS GP is the sole general partner of Lineage TRS LP, and has the power and capacity to execute and deliver each Transaction Document to which Lineage TRS LP is a party and to perform the obligations of TRS LP thereunder.

6. Lineage TRS GP has the corporate power and capacity to act as a general partner of Lineage TRS LP, to perform its obligations as a general partner of Lineage TRS LP and to execute and deliver each Transaction Document to which Lineage TRS LP is a party and to perform the obligations of Lineage TRS LP thereunder.

7. All necessary action has been taken to authorize the execution and delivery by Lineage Logistics of each of the Transaction Documents to which it is a party, and the performance of its obligations thereunder.

8. All necessary action has been taken in accordance with the provisions of the LPA to authorize the execution and delivery by Lineage TRS GP of each Transaction Document to which Lineage TRS LP is a party and the performance of the obligations of Lineage TRS LP thereunder.

9. Lineage TRS GP, as general partner of Lineage TRS LP, has taken all necessary corporate action to authorize the execution and delivery of each Transaction Document to which Lineage TRS LP is a party and the performance of the obligations of Lineage TRS LP thereunder.

10. Lineage Logistics has duly executed and delivered each Transaction Document to which it is a party. Lineage TRS GP has, on behalf of Lineage TRS LP, duly executed and delivered each Transaction Document to which Lineage TRS LP is a party. Each Transaction Document constitutes a legal, valid and binding obligation of each Obligor that is a party thereto, enforceable against each of them in accordance with its terms.

SCHEDULE 4.4(c)

(to Note Purchase Agreement)

11. The execution and delivery by Lineage Logistics and Lineage TRS GP, on behalf of Lineage TRS LP, of each of the Transaction Documents to which it is a party does not, and the performance by the Obligors of their respective obligations thereunder does not and will not contravene or result in a breach of or constitute a default under the constating documents of each of the Obligors, or any law, rule or regulation of the Province of Ontario or the laws of Canada applicable therein.

12. No registration, filing or recording of the Transaction Documents is required under the laws of the Province of Ontario or the laws of Canada applicable therein to preserve or protect the validity or enforceability of the Transaction Documents, except as shall have been made on or before the Closing.

13. No authorization, consent, permit, license, order, registration, qualification or approval of, or filing with, any governmental agency or authority, regulatory body, court, tribunal or other similar entity having jurisdiction in the Province of Quebec is required in connection with the valid authorization and sale of the Series E Notes or the Series F Notes by the Issuers and the consummation by the Issuers of the transactions contemplated by the Transaction Documents, other than the filing of a Form 45-106F1 Report of Exempt Distribution with the the Autorité des marchés financiers (the “AMF”).

14. The issuance, offer and sale of the Series E Notes and the Series F Notes by the Issuers to the Canadian Purchasers in accordance with the terms of the Note Purchase Agreement is exempt from the prospectus requirements of the Securities Laws and no prospectus or other document is required to be filed, proceeding taken or approval, permit, consent or authorization obtained by the Issuers under such Securities Laws to permit such issuance, offer and sale of the Series E Notes or the Series F Notes through persons or entities who (i) are registered under such Securities Laws in categories permitting them to distribute the Securities and who have complied with the relevant provisions of such Securities Laws and the terms and conditions of their registration or (ii) have complied with an appropriate exemption from the dealer registration requirements of such Securities Laws. We do note, however, that there are requirements to file a duly completed report pursuant to Part 6 of NI 45-106 with the AMF, together with the applicable fees, within the prescribed time periods, with respect to such sales of the Series E Notes and Series F Notes in the Selling Jurisdiction.

15. The valid, binding and enforceable obligations of each Obligor under the Note Purchase Agreement rank pari passu in Ontario in right of payment with all other unsecured and unsubordinated obligations of each Obligor, except obligations that are mandatorily preferred by law.

16. It is not necessary that the Note Purchase Agreement, or any other document, be filed, recorded or enrolled with any governmental authority or regulatory body or that any stamp, registration or similar transaction tax be paid with respect thereto in order to ensure the legality, validity, enforceability or, except for compliance with the rules of the relevant court, the admissibility into evidence of the Note Purchase Agreement in the Province of Ontario.

17. Assuming a Purchaser does not otherwise have a presence in Canada, it will not be deemed to be a resident in Canada or have a permanent establishment in Canada for Canadian income tax purposes solely by reason of the enforcement of the Note Purchase Agreement or the Notes.

18. No withholding tax imposed under the Income Tax Act (Canada) will be required to be withheld or deducted by any of the Issuers or Obligors or be payable by an initial Purchaser in respect of the execution and delivery of the Note Purchase Agreement, or the issuance and sale to such initial Purchaser of the Notes as contemplated by the Note Purchase Agreement provided that such initial Purchaser deals at arm’s length (within the meaning of the Income Tax Act (Canada)) with the Issuers and does not acquire the notes in the course of carrying on a business in Canada.

4.4(c)-2

19. No capital gains, income, withholding or other taxes are payable by or on behalf of an initial Purchaser under the Income Tax Act (Canada) on the sale and delivery by such initial Purchaser of the Note to the subsequent Purchasers thereof as beneficial owners as contemplated by the Note Purchase Agreement (who, if resident or deemed resident, of Canada deal at arm’s length with such initial Purchaser, all within the meaning of the Income Tax Act (Canada)), provided that such initial Purchaser is not a resident or deemed resident of Canada for purposes of the Income Tax Act (Canada), deals at arm’s length (within the meaning of the Income Tax Act (Canada)) with the Issuers, is not, and does not deal at non-arm’s length (within the meaning of the Income Tax Act (Canada)) with, a “specified shareholder” of either of the Issuers (within the meaning of subsection 18(5) of the Income Tax Act (Canada)), and does not use or hold and is not deemed to use or hold the Notes in carrying on business in Canada for purposes of the Income Tax Act (Canada).

20. Each Obligor has the power to submit to, and, assuming such submission is valid, binding and enforceable under the laws of the State of New York, pursuant to Section 23.7 of the Note Purchase Agreement (and subject to the limitations contained therein) has legally, validly, effectively and irrevocably submitted to, the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York in respect of any legal action, suit or proceeding arising out of the Note Purchase Agreement.

21. A court of competent jurisdiction in the Province of Ontario would give a judgment based upon a final and conclusive in personam judgment of a court exercising jurisdiction in the State of New York for a sum certain, obtained against the Obligors with respect to a claim arising out of the Note Purchase Agreement or the Notes (a “Foreign Judgment”), without reconsideration of the merits:

a.	provided that:

i.	an action to enforce the Foreign Judgment must be commenced in the court in the Province of Ontario within any applicable limitation period;

ii.

such court has discretion to stay or decline to hear an action on the Foreign Judgment if the Foreign Judgment is under appeal or there is another subsisting judgment in any jurisdiction relating to the same cause of action as the Foreign Judgment;

iii.	such court will render judgment only in Canadian dollars; and

iv.	an action in such court on the Foreign Judgment may be affected by bankruptcy, insolvency or other laws of general application limiting the enforcement of creditors’ rights generally; and

b.	subject to the following defences:

i.	the Foreign Judgment was obtained by fraud or in a manner contrary to the principles of natural justice;

ii.

the Foreign Judgment is for a claim that under the laws of the Province of Ontario or the laws of Canada applicable therein would be characterized as based on a foreign revenue, expropriatory, penal or other public law;

4.4(c)-3

iii.	the Foreign Judgment is contrary to public policy, as such term is interpreted under the laws of the Province of Ontario and the laws of Canada applicable therein; or

iv.	the Foreign Judgment has been satisfied or is void or voidable under the laws of the State of New York;

22. There is no legislation in the Province of Ontario that requires the Note Purchase Agreement to be in a particular legal form for the effectiveness and enforcement thereof in the courts of the Province of Ontario. In any proceeding in a court of competent jurisdiction in the Province of Ontario for the enforcement of the Note Purchase Agreement or the Notes, such court would apply the laws of the State of New York, in accordance with the parties’ choice of the laws of the State of New York in the Note Purchase Agreement and the Notes, to all issues that under the laws of the Province of Ontario are to be determined in accordance with the chosen law of the contract, provided that:

a.

the parties’ choice of the laws of the State of New York is bona fide and legal and there is no reason for avoiding the choice on the grounds of public policy, as such criteria would be applied by the courts in the Province of Ontario; and

b.	in any such proceeding, and notwithstanding the parties’ choice of law, such court:

i.	will not take judicial notice of the provisions of the laws of the State of New York, but will only apply such provisions if they are pleaded and proven by expert testimony;

ii.

will apply the laws of the Province of Ontario and the laws of Canada applicable therein that, under such laws, would be characterized as procedural and will not apply any law of the State of New York that, under the laws of the Province of Ontario and the laws of Canada applicable therein, would be characterized as procedural;

iii.	will apply provisions of the laws of the Province of Ontario and the laws of Canada applicable therein that have overriding effect;

iv.

will not apply any law of the State of New York if its application would be contrary to public policy, as such term is interpreted under the laws of the Province of Ontario and the laws of Canada applicable therein;

v.

will not apply any law of the State of New York if such application would be characterized under the laws of the Province of Ontario and the laws of Canada applicable therein as the direct or indirect enforcement of a foreign revenue, expropriatory, penal or other public law.

23. The Obligors are subject to the relevant commercial law of the Province of Ontario, and is generally subject to suit, and neither the Issuer nor any of its properties enjoys any right of immunity from any judicial proceedings.

4.4(c)-4

FORM OF OPINION OF SPECIAL COUNSEL

FOR THE DUTCH OBLIGORS

The following opinions are to be provided by special counsel for the Dutch Obligors, subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in such opinion.

1. Each Dutch Company other than Lineage Dutch Coöperatief U.A. has been duly incorporated and is validly existing under the laws of the Netherlands as a besloten vennootschap met beperkte aansprakelijkheid (private limited liability company).

2. Lineage Dutch Coöperatief U.A. has been duly incorporated and is validly existing under the laws of the Netherlands as a coöperatie met uitsluiting van aansprakelijkheid (cooperative with exclusion of liability).

3. Each Dutch Company has the corporate power to enter into the Opinion Documents and to perform its obligations thereunder. None of the Dutch Companies violates any provision of its Articles of Association by entering into the Opinion Documents or performing its obligations thereunder.

4. Each Dutch Company has taken all corporate action required by its Articles of Association and Dutch law in connection with entering into the Opinion Documents and the performance of its obligations thereunder.

5. Each Opinion Document has been validly signed on behalf of each Dutch Company.

6. The choice of the laws of the State of New York to govern the obligations of each Dutch Company under the Opinion Documents is recognised under Dutch law and will be given effect to by the Dutch courts, and accordingly the enforceability of those obligations is determined under Dutch law by reference to the laws of the State of New York.

7. The payment obligations of each Dutch Company under the Opinion Documents rank at least pari passu with all other unsecured obligations of that Dutch Company, other than obligations which are preferred or otherwise have priority by operation of law.

8. The entering into of the Opinion Documents by each Dutch Company, or the performance of its obligations thereunder, including the offering, issue and/or sale of the Notes, does not in itself result in a violation of Dutch law.

9. No authorisation, consent, approval, licence or order from or notice to or filing with any regulatory or other authority or governmental body of the Netherlands is required by any Dutch Company in connection with its entering into the Opinion Documents or the performance of its obligations thereunder.

10. It is not necessary under the laws of the Netherlands that the Addressees be licensed, qualified or otherwise entitled to carry on business in the Netherlands by reason only of the signing of the Opinion Documents or the enforcement of their rights thereunder.

SCHEDULE 4.4(d)

(to Note Purchase Agreement)

11. The Dutch Companies do not enjoy any right of immunity from legal proceedings in the Netherlands in relation to the Opinion Documents, they cannot claim immunity from the enforcement of judgments of Dutch courts and their assets located in the Netherlands do not enjoy immunity from attachment or enforcement in the Netherlands.

12. A judgment of any state or federal court sitting in the Borough of Manhattan, The City of New York cannot be enforced in the Netherlands. In order to obtain a judgment in respect of the Note Purchase Agreement that can be enforced in the Netherlands against a Dutch Company, the dispute will have to be re-litigated before the competent Dutch court. This court will have discretion to attach such weight to the judgment of any state or federal court sitting in the Borough of Manhattan, The City of New York as it deems appropriate. Given the submission by each Dutch Company to the jurisdiction of any state or federal court sitting in the Borough of Manhattan, The City of New York, the Dutch courts can be expected to give conclusive effect to a final and enforceable judgment of such court in respect of the obligations under the Note Purchase Agreement without re-examination or re-litigation of the substantive matters adjudicated upon. This would require (i) the court involved accepted jurisdiction on the basis of an internationally recognised ground to accept jurisdiction, (ii) the proceedings before such court to have complied with principles of proper procedure (behoorlijke rechtspleging), (iii) such judgment not being contrary to the public policy of the Netherlands and (iv) such judgment not being incompatible with a judgment given between the same parties by a Dutch court or with a prior judgment given between the same parties by a foreign court in a dispute concerning the same subject matter and based on the same cause of action, provided such prior judgment is recognisable in the Netherlands.

13. All payments made by the Dutch Companies under the Notes and all payments made by the Dutch Companies to the Addressees under the Note Purchase Agreement may be made free of withholding or deduction of, for or on account of any taxes of whatever nature imposed, levied, withheld or assessed by the Netherlands or any political subdivision or taxing authority thereof or therein.

14. The Addressees will not become or be deemed to become resident or domiciled in the Netherlands for Dutch tax purposes or otherwise become subject to Dutch taxation on income or capital gains by reason only of the signing or enforcement of the Opinion Documents or the performance by the Dutch Companies of their obligations thereunder.

15. No Dutch registration tax, stamp duty or any other similar documentary tax or duty, other than court fees, will be payable by the Addressees in respect of or in connection with the signing or enforcement by legal proceedings (including the enforcement of any foreign judgment in the courts of the Netherlands) of the Opinion Documents or the performance by the Dutch Companies of their obligations thereunder.

4.4(d)-2

Other Obligors Legal Opinions

Other US Obligors

Company	Jurisdiction	Counsel
Lineage Customs Brokerage, LLC	Washington	Snell & Wilmer
Preferred Freezer Logistics, LLC	New Jersey	Aldridge & Goldberg LLP

Other Foreign Obligors

Company	Jurisdiction	Counsel
Lineage Danish Bidco ApS	Denmark	Bech-Bruun
Lineage UK Holdings Limited	Guernsey	Appleby (Guernsey) LLP
Lineage Logistics New Zealand (f/k/a Emergent Cold)	New Zealand	Russell McVeagh
Lineage NZ TRS Limited	New Zealand	Russell McVeagh
Lineage Norway Holdings I AS	Norway	Ro Sommernes advokatfirma DA
Lineage UK T&F Holdings Limited	England & Wales	Latham & Watkins LLP (London)

SCHEDULE 4.4(e)

(to Note Purchase Agreement)

DISCLOSURE MATERIALS

None.

SCHEDULE 5.3

(to Note Purchase Agreement)

SUBSIDIARIES OF HOLDINGS AND

OWNERSHIP OF SUBSIDIARY STOCK

Organization and Ownership of Shares of Subsidiaries; Affiliates

(a)

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

A.B. Oxford Cold Storage Company No. 2 Pty Ltd	Australia	Emergent Cold Pty Ltd (100%)

A.B. Oxford Cold Storage Company Pty Ltd	Australia	Emergent Cold Pty Ltd (100%)

Allansford Trust ABN 17 226 507 275	Australia	Lineage AUS RE Holdings, LLC (100%)

Bradford Way Trust ABN 14 747 735 912	Australia	Lineage AUS RE Holdings, LLC (100%)

Edinburgh Trust ABN 50 781 439 455	Australia	Lineage AUS RE Holdings, LLC (100%)

Emergent Cold (Vic) Propco Pty Ltd.	Australia	Emergent Cold Midco 2 Pty Ltd (100%)

Emergent Cold (Vic) Pty Ltd.	Australia	Emergent Cold Holdings Pty Ltd (100%)

Emergent Cold Bidco Pty Ltd	Australia	Emergent Cold Midco Pty Ltd (100%)

Emergent Cold Holdings Pty Ltd	Australia	Emergent Cold Bidco Pty Ltd (100%)

Emergent Cold Midco 2 Pty Ltd.	Australia	Emergent Cold Topco Pty Ltd (100%)

Emergent Cold Midco 3 Pty Ltd.	Australia	Emergent Cold Topco Pty Ltd (100%)

Emergent Cold Midco Pty Ltd.	Australia	Emergent Cold Topco Pty Ltd (100%)

Emergent Cold Pty Ltd	Australia	Emergent Cold Holdings Pty Ltd (100%)

Emergent Cold Topco Pty Ltd.	Australia	Lineage AP Intermediate Holdings Pty Ltd (100%)

Kurnall Trust	Australia	Lineage AUS RE Holdings, LLC (100%)

SCHEDULE 5.4

(to Note Purchase Agreement)

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage AP Holdings Pty Ltd	Australia	Lineage AP Holdings, LLC (100%)

Lineage AP Intermediate Holdings Pty Ltd	Australia	Lineage AP Holdings Pty Ltd (100%)

Lineage AUS TRS Pty Ltd	Australia	Emergent Cold Pty Ltd (100%)

Lytton I Trust ABN 57 353 433 003	Australia	Lineage AUS RE Holdings, LLC (100%)

Lytton II Trust ABN 42 204 737 822	Australia	Lineage AUS RE Holdings, LLC (100%)

Solomon Trust ABN 62 574 014 126	Australia	Lineage AUS RE Holdings, LLC (100%)

Flexible Automation Innovative Solutions NV	Belgium	Lineage BE TRS BV (50.78%)

Lineage BE TRS BV	Belgium	HemGra Investments II B.V. (100%)

Lineage Ieper BV	Belgium	HemGra Investments II B.V. (99.99%) Lineage Investment B.V. (0.002%)

Lineage Rijkevorsel BV	Belgium	Partner Logistics Holding Belgium BV (100%)

Lineage Rijkevorsel Propco BV	Belgium	Partner Logistics Holding Belgium BV (100%)

Partner Logistics Holding Belgium BV	Belgium	HemGra Investments II B.V. (100%)

Y-Frost BV	Belgium	HemGra Investments II B.V. (100%)

Harley International Properties Limited	British Virgin Islands	Yearsley Group Limited (100%)

Preferred Freezer Services—Antara Holdings (Asia) Limited	British Virgin Islands	Preferred Freezer Services, LLC (100%)

Lineage Logistics MVI Ltd.	Canada	Lineage Logistics Canada Holdings, LLC (100%)

Lineage Logistics ORS Ltd.	Canada	Lineage Logistics CC Holdings, LLC (100%)

5.4-2

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage Logistics ORS TRS, GP Ltd.	Canada	Lineage Logistics ORS Ltd. (100%)

Lineage Logistics ORS TRS LP	Canada	Lineage Logistics ORS Ltd. (99.9%) Lineage Logistics TRS, GP Ltd. (0.1%)

Lineage Avedore ApS	Denmark	Lineage Denmark Holdings ApS (100%)

Lineage Danish Bidco ApS	Denmark	Lineage Danish Bidco 3 ApS (100%)

Lineage Danish Bidco II ApS	Denmark	Boreas Logistics Holdings B.V. (100%)

Lineage Danish Bidco 3 ApS	Denmark	Boreas Logistics Holdings B.V. (100%)

Lineage Danish Bidco 4 ApS	Denmark	Boreas Logistics Holdings B.V. (100%)

Lineage Danish Bidco 5 ApS	Denmark	Boreas Logistics Holdings B.V. (100%)

Lineage Danish Bidco 6 ApS	Denmark	Boreas Logistics Holdings B.V. (100%)

Lineage Denmark Holding ApS	Denmark	Lineage Nordlog ApS (100%)

Lineage Nordlog ApS	Denmark	Lineage Danish Bidco ApS (100%)

Lundsøe Køl & Frys A/S	Denmark	Lineage Danish Bidco II APS (100%)

Super Frost Sjælland ApS	Denmark	Lineage Danish Bidco 3 ApS (100%)

Lineage Vejle ApS	Denmark	Lineage Danish Bidco 4 ApS (100%)

Ejendomsselskabet Kristian Skous Vej 6 ApS	Denmark	Lineage Danish Bidco 4 ApS (100%)

Lineage Kolding ApS	Denmark	Lineage Danish Bidco 5 ApS (100%)

Lineage UK Holdings Limited	Guernsey	Lineage Dutch Coöperatief U.A. (100%)

Lineage UK Intermediate Holdings Limited	Guernsey	Lineage UK Holdings Limited (100%)

Yearsley Group Limited	Guernsey	Lineage UK Warehousing Holdings Limited (100%)

5.4-3

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Preferred Freezer Services Hong Kong Holding Limited	Hong Kong	Preferred Freezer Services China Holdings, LLC (100%)

PFS YIDA logistics (HK) Group Company Limited	Hong Kong	Preferred Freezer Services Hong Kong Holding Limited (60%)

Boreas Logistics Holdings B.V.	Netherlands	Lineage Dutch BidCo B.V. (100%)

Dedert IJs B.V.	Netherlands	Erweda B.V. (100%)

Erweda B.V.	Netherlands	Erweda Holdings B.V. (75%)

Erweda Holdings B.V.	Netherlands	Lineage UK Intermediate Holdings Limited (100%)

Lineage’s Heerenberg B.V.	Netherlands	Lineage’s Heerenberg Propco B.V. (100%)

HemGra Investments I B.V.	Netherlands	Lineage Investment B.V. (100%)

HemGra Investments II B.V.	Netherlands	Lineage Investment B.V. (100%)

HemGra Investments III B.V.	Netherlands	Lineage Investment B.V. (100%)

Ice Cold Storage Holding B.V.	Netherlands	Boreas Logistics Holdings B.V. (100%)

Lineage Asten B.V.	Netherlands	Lineage Asten Propco B.V. (100%)

Lineage Asten Propco B.V.	Netherlands	Lineage Dutch Bidco II B.V. (100%)

Lineage Bergen op Zoom B.V.	Netherlands	Lineage Bergen op Zoom Holdings B.V. (100%)

Lineage Bergen Op Zoom Holdings B.V.	Netherlands	Lineage Dutch Holdings II B.V. (100%)

Lineage Bodegraven B.V.	Netherlands	Lineage NL II TRS B.V. (100%)

Lineage Dutch Bidco B.V.	Netherlands	Lineage Dutch Holdings B.V. (100%)

Lineage Dutch Bidco II B.V.	Netherlands	Lineage Dutch Holdings III B.V. (100%)

5.4-4

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage Dutch Bidco III B.V.	Netherlands	Boreas Logistics Holdings B.V. (100%)

Lineage Dutch Bidco 4 B.V.	Netherlands	Boreas Logistics Holdings B.V. (100%)

Lineage Dutch Bidco 5 B.V.	Netherlands	Boreas Logistics Holdings B.V. (100%)

Lineage Dutch Bidco 6 B.V.	Netherlands	Boreas Logistics Holdings B.V. (100%)

Lineage Treasury Europe B.V.	Netherlands	Boreas Logistics Holdings B.V. (100%)

Lineage Dutch Coöperatief U.A.	Netherlands	Lineage Logistics Holdings, LLC (99.99%) Lineage Logistics, LLC (.01%)

Lineage Dutch Holdings B.V.	Netherlands	Lineage Dutch Coöperatief U.A. (100%)

Lineage Dutch Holdings II B.V.	Netherlands	Ice Cold Storage Holding B.V. (100%)

Lineage Dutch Holdings III B.V.	Netherlands	Lineage Dutch Holdings II B.V. (100%)

Lineage Hoogerheide B.V.	Netherlands	Lineage Hoogerheide Propco B.V. (100%)

Lineage Hoogerheide Propco B.V.	Netherlands	Lineage Dutch Holdings III B.V. (100%)

Lineage Investment B.V.	Netherlands	Boreas Logistics Holdings B.V. (100%)

Lineage NL II TRS B.V.	Netherlands	Boreas Logistics Holdings B.V. (100%)

Lineage NL TRS B.V.	Netherlands	Lineage Dutch Holdings III B.V. (100%)

Lineage’s Heerenberg Propco B.V.	Netherlands	Lineage Dutch Bidco II B.V. (100%)

Lineage Venlo B.V.	Netherlands	Lineage Dutch Holdings III B.V. (100%)

Lineage Waalwijk B.V.	Netherlands	Lineage Dutch Holdings III B.V. (100%)

Lineage Waalwijk II B.V.	Netherlands	Lineage Dutch Holdings III B.V. (100%)

Real Estate Waalwijk B.V.	Netherlands	Lineage Waalwijk B.V. (100%)

5.4-5

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Uti Holding B.V.	Netherlands	Lineage NL TRS B.V. (100%)

Lineage Uti Acquisition B.V.	Netherlands	Uti Holding B.V. (100%)

Unsworth Transport International Forwarding B.V.	Netherlands	Unsworth Transport International “Europe” B.V. (100%)

Unsworth Transport International “Europe” B.V.	Netherlands	Lineage Uti Acquisition B.V. (100%)

E.T.E. Transport B.V.	Netherlands	Lineage Uti Acquisition B.V. (100%)

Lineage Logistics New Zealand	New Zealand	Lineage NZ Opco Holdings LP (100%)

Lineage NZ Holdings	New Zealand	Lineage NZ Holdings, LLC (100%)

Lineage NZ OpCo Holdings GP Limited	New Zealand	Lineage NZ Holdings (100%)

Lineage NZ OpCo Holdings LP	New Zealand	Lineage NZ Holdings (100%)

Lineage NZ TRS Limited	New Zealand	Lineage Logistics New Zealand (100%)

Polarcold Stores Limited	New Zealand	Lineage Logistics New Zealand (100%)

Whakatu Coldstores Limited	New Zealand	Lineage Logistics New Zealand (100%)

Aasheim Eiendom AS	Norway	Teglverksveien Invest AS (100%)

Aasheim Eiendom II AS	Norway	Teglverksveien Invest AS (100%)

Lineage Larvik Foods AS	Norway	Lineage Norway Holdings 4 AS (100%)

Lineage Larvik AS	Norway	Lineage Norway Holdings 4 AS (100%)

Lineage Larvik Services AS	Norway	Lineage Norway Holdings 4 AS (100%)

Lineage Larvik Tech AS	Norway	Lineage Norway Holdings 4 AS (100%)

Larvik Logistikkinvest AS	Norway	Lineage Norway Holdings 4 AS (100%)

Lineage Norway Holdings AS	Norway	Lineage Norway Holdings I AS (100%)

5.4-6

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage Norway Holdings I AS	Norway	Lineage Dutch Holdings III B.V. (100%)

Lineage Norway Holdings 2 AS	Norway	Boreas Logistics Holdings B.V. (100%)

Lineage Norway Holdings 3 AS	Norway	Lineage Norway Holdings 2 AS (100%)

Lineage Norway Holdings 4 AS	Norway	Lineage Norway Holdings 2 AS (100%)

Lineage Moss Norway AS	Norway	Lineage Moss Propco Norway AS (100%)

Lineage Moss Propco Norway AS	Norway	Lineage Norway Holdings 3 AS (100%)

Nedenes Holding AS	Norway	Larvik Logistikkinvest AS (100%)

Teglverksveien Invest AS	Norway	Lineage Norway Holdings AS (100%)

Pago Sp z o.o.	Poland	Lineage Dutch Bidco III B.V. (100%)

Ferin Sp. Z o.o.	Poland	Pago Sp z o.o. (100%)

UTI Forwarding (Poland) Sp z o.o.	Poland	Unsworth Transport International “Europe” B.V. (100%)

Frigorificos de Navarra, S.L.	Spain	Lineage Spain Holdings I, S.L.

Lineage Spain Holdings I, S.L.	Spain	Ice Cold Storage Holding B.V.

Emergent Cold (Private) Ltd	Sri Lanka	Emergent Cold Midco 3 Pty Ltd (100%)

7035 Bedford LLC	United States	Lineage Mezz 5, LLC (99%) Lineage Bedford Park Holdings, LLC (1%)

5.4-7

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Columbia Colstor, Inc.	United States	Lineage Logistics Holdings, LLC (100% of common stock)[6]

Cool Port Oakland DRE, LLC	United States	Cool Port Oakland Holdings, LLC (100%)

Cool Port Oakland Freight, LLC	United States	Cool Port Oakland Intermediate Holdings, LLC (99.9%) Cool Port Oakland DRE, LLC (0.1%)

Cool Port Oakland Holdings, LLC	United States	Lineage Logistics Holdings, LLC (86.16%)

Cool Port Oakland Intermediate Holdings, LLC	United States	Cool Port Oakland Holdings, LLC (100%)

Cool Port Oakland, LLC	United States	Cool Port Oakland Intermediate Holdings, LLC (99.9%) Cool Port Oakland DRE, LLC (0.1%)

Cryo-Trans, LLC	United States	Lineage Transportation Holdings, LLC (100%)

Crystal Creek Logistics, L.L.C.	United States	Lineage Logistics Services, LLC (100%)

Every Bear Investments, LLC	United States	Polar Holdco, LLC (100%)

FAIS US, LLC	United States	Flexible Automation Innovative Solutions NV (100%)

Hanson Cold Storage, LLC	United States	Lineage Logistics, LLC (100%)

Hanson Cold Storage of Indiana, LLC	United States	Hanson Cold Storage, LLC (100%)

[6]	Columbia Colstor, Inc. has 125 preferred shareholders to satisfy REIT requirements.

5.4-8

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Hanson Transportation Management Services, LLC	United States	Lineage Transportation Holdings, LLC (100%

Hanson Xpress, LLC	United States	Lineage Transportation Holdings, LLC (100%)

Henningsen Cold Storage Co., LLC	United States	Lineage Logistics Holdings, LLC (100%)

Integrated Railcar Services, LLC	United States	Lineage Transportation Holdings, LLC (100%)

Lineage AFS Master RE, LLC	United States	Lineage Mezz 8, LLC (100%)

Lineage AL Attalla RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage AP Holdings, LLC	United States	Lineage AP Topco, LLC (100%)

Lineage AP Topco, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage AUS RE Holdings, LLC	United States	Lineage AP Holdings, LLC (100%)

Lineage Bedford Park 1, LLC	United States	Lineage Mezz 5, LLC (99%) Lineage Bedford Park Holdings, LLC (1%)

Lineage Bedford Park Holdings, LLC	United States	Lineage Logistics Services, LLC (100%)

Lineage Bedford Park RE 2, LLC	United States	Lineage Mezz 6, (100%)

Lineage Bedford Park TRS 1, LLC	United States	Lineage Logistics Services, LLC (100%)

Lineage Bluebird Debtco, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage Columbia Mezz, LLC	United States	Columbia Colstor, Inc. (100%)

Lineage DR Master RE, LLC	United States	Lineage Mezz 10, LLC (100%)

5.4-9

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage Foodservice Solutions, LLC	United States	LLH Topco Holdings TRS, LLC (100%)

Lineage GA Albany 12 RE, LLC	United States	Lineage Mezz 2, LLC (100%)

Lineage GA Albany RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage GA Forsyth RE, LLC	United States	Lineage Mezz 2, LLC (100%)

Lineage GA Macon RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage GA Master RE, LLC	United States	Lineage Mezz 6, LLC (100%)

Lineage GA Port Wentworth RE, LLC	United States	Lineage Mezz 2, LLC (100%)

Lineage GA Savannah RE, LLC	United States	Lineage Mezz 2, LLC (100%)

Lineage HCS Master RE, LLC	United States	Lineage HCS Mezz, LLC (100%)

Lineage HCS Mezz, LLC	United States	Henningsen Cold Storage Co., LLC (100%)

Lineage HCS PA Scranton RE Holdings, LLC	United States	Lineage HCS Mezz, LLC (100%)

Lineage HCS PA Scranton RE, LLC	United States	Lineage HCS Mezz, LLC (89%) Lineage HCS PA Scranton RE Holdings, LLC (11%)

Lineage IA Cedar Rapids RE, LLC	United States	Lineage Mezz 6, LLC (100%)

Lineage IL Bartlett RE Holdings, LLC	United States	Lineage Mezz 6, LLC (100%)

Lineage IL Bartlett RE, LLC	United States	Lineage IL Bartlett RE Holdings, LLC (100%)

Lineage IL Batavia RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage IL Bedford Park RE, LLC	United States	Lineage Mezz 2, LLC (100%)

Lineage IL Chicago & Lyons RE, LLC	United States	Lineage Mezz 6, LLC (100%)

5.4-10

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage IL Geneva RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage KS Olathe RE, LLC	United States	Lineage Mezz 2, LLC (100%)

Lineage Logistics AFS, LLC	United States	Preferred Freezer Holdings, Inc. (100%)

Lineage Logistics Canada Holdings, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage Logistics CC Holdings, LLC	United States	Lineage Logistics Canada Holdings, LLC (100%)

Lineage Logistics HCS, LLC	United States	Henningsen Cold Storage Co., LLC (100%)

Lineage Logistics PFS, LLC	United States	Preferred Freezer Services, LLC (100%)

Lineage Logistics SCS, LLC	United States	LLH Topco Holdings TRS, LLC (100%)

Lineage Logistics Services, LLC	United States	LLH Topco Holdings TRS, LLC (100%)

Lineage Logistics, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage Manufacturing, LLC	United States	Lineage Logistics Services, LLC (100%)

Lineage Master RE 3, LLC	United States	Lineage Mezz, LLC (100%)

Lineage Master RE 4, LLC	United States	Lineage Mezz, LLC (100%)

Lineage Master RE 5, LLC	United States	Lineage Mezz, LLC (100%)

Lineage Master RE 6, LLC	United States	Lineage Mezz 6, LLC (100%)

Lineage Master RE 7, LLC	United States	Lineage Mezz 6, LLC (100%)

Lineage Master RE, LLC	United States	Lineage Mezz 2, LLC (100%)

Lineage Mezz 10, LLC	United States	LLH Topco Holdings TRS, LLC (100%)

Lineage Mezz 11, LLC	United States	Polar Holdco, LLC (100%)

5.4-11

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage Mezz 12, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage Mezz 2, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage Mezz 5, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage Mezz 6, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage Mezz 7, LLC	United States	NOCS Topco, Inc. (100%)

Lineage Mezz 8, LLC	United States	Preferred Freezer Holdings, Inc. (100%)

Lineage Mezz, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage NE Gomez RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage NE Grand Island RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage NE Lincoln RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage NE Renfro RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage NOCS Master RE, LLC	United States	Lineage Mezz 7, LLC (100%)

Lineage NY Conklin RE, LLC	United States	LLH Topco Holdings TRS, LLC (100%)

Lineage NZ Holdings, LLC	United States	Lineage AP Holdings, LLC (100%)

Lineage PA Allentown RE Holding, LLC	United States	Lineage Mezz, LLC (100%)

Lineage PA Allentown RE, LLC	United States	Lineage Mezz, LLC (89%) Lineage PA Allentown RE Holding, LLC (11%)

5.4-12

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage PA Bethlehem RE Holding, LLC	United States	Lineage Mezz, LLC (100%)

Lineage PA Bethlehem RE, LLC	United States	Lineage Mezz, LLC (89%) Lineage PA Bethlehem RE Holding, LLC (11%)

Lineage PA Hazleton RE, LLC	United States	Lineage Mezz 12, LLC (89%) Lineage PA Hazleton RE Holding, LLC (11%)

Lineage PA Hazleton RE Holding, LLC	United States	Lineage Mezz 12, LLC (100%)

Lineage PA RE 2, LLC	United States	Lineage PA TRS 2, LLC (89%) Lineage PA RE Holdco 2, LLC (11%)

Lineage PA RE, LLC	United States	Lineage PA TRS, LLC (89%) Lineage PA RE Holdco, LLC (11%)

Lineage PA RE Holdco 2, LLC	United States	Lineage PA TRS 2, LLC (100%)

Lineage PA RE Holdco, LLC	United States	Lineage PA TRS, LLC (100%)

Lineage PA TRS 2, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage PA TRS, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage PFS Chicago RE, LLC	United States	Polar Holdco, LLC (100%)

Lineage PFS IL Chicago III RE, LLC	United States	Lineage Mezz 11, LLC (100%)

Lineage PFS MA Westfield RE, LLC	United States	Polar Holdco, LLC (100%)

Lineage PFS TX Houston RE, LLC	United States	Polar Holdco, LLC (100%)

Lineage PFS WA Richland RE, LLC	United States	Polar Holdco, LLC (100%)

Lineage Redistribution, LLC	United States	Lineage Logistics Services, LLC (100%)

Lineage SCS WI, LLC	United States	Lineage Mezz, LLC (100%)

5.4-13

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage SE RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage Seafreeze Leasehold RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage TN Arlington RE, LLC	United States	Lineage Mezz 10, LLC (100%)

Lineage Transportation Holdings, LLC	United States	Lineage Logistics Services, LLC (100%)

Lineage Transportation, LLC	United States	Lineage Transportation Holdings, LLC (100%)

Lineage TX Terrell RE, LLC	United States	LLH Topco Holdings TRS, LLC (100%)

Lineage USG RE 1, LLC	United States	Lineage Mezz, LLC (100%)

Lineage VA Chester RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage VA Portsmouth RE, LLC	United States	Lineage Logistics Holdings, LLC (100%)

Lineage VA Richmond RE, LLC	United States	Lineage Mezz 6, LLC (100%)

Lineage VA Sandston RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage WA Algona RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage WA Centralia RE, LLC	United States	Lineage Mezz, LLC (100%)

Lineage WA Columbia RE, LLC	United States	Lineage Columbia Mezz, LLC (100%)

Lineage WA POS RE 2, LLC	United States	Lineage Mezz 6, LLC (100%)

Lineage WA POS RE, LLC	United States	Lineage Mezz 6, LLC (100%)

Lineage WA Wenatchee RE, LLC	United States	Columbia Colstor, Inc. (100%)

Lineage Wauwatosa RE, LLC	United States	Lineage Logistics, LLC (100%)

LLH MRS Master RE, LLC	United States	Lineage Mezz, LLC (100%)

LLH MRS McDonough RE, LLC	United States	Lineage Mezz, LLC (100%)

5.4-14

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

LLH Topco Holdings TRS, LLC	United States

Collectively 100% owned by the five Group Members listed below:

1.  Lineage Logistics Holdings, LLC

2.  Preferred Freezer Holdings, Inc.

3.  NOCS Topco, Inc.

4.  Preferred Freezer Services, LLC

5.  Columbia Colstor, Inc.

LLH TRS FSS RE Holdings, LLC	United States	Lineage Mezz 10, LLC (100%)

Lineage Customs Brokerage, LLC	United States	Lineage Transportation Holdings, LLC (100%)

New Orleans Cold Storage and Warehouse Company, LLC	United States	NOCS Topco, Inc. (100%)

NOCS South Atlantic Cold Storage & Warehouse, LLC	United States	New Orleans Cold Storage and Warehouse Company, LLC (100%)

NOCS Topco, Inc.	United States	Preferred Freezer Holdings, Inc. (100%)

NOCS West Gulf, LLC	United States	New Orleans Cold Storage and Warehouse Company, LLC (100%)

Polar Holdco, LLC	United States	100% of common and preferred shares are collectively owned by Lineage Logistics Holdings, LLC and Preferred Freezer Holdings, Inc.

Preferred Freezer Holdings, Inc.	United States	Lineage Logistics Holdings, LLC (100% of common stock)[7]

Preferred Freezer Logistics, LLC	United States	Lineage Transportation Holdings, LLC (100%)

Preferred Freezer Services China Holdings, LLC	United States	Preferred Freezer Services, LLC (100%)

[7]	Preferred Freezer Holdings, Inc. has 125 preferred shareholders to satisfy REIT requirements.

5.4-15

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Preferred Freezer Services of Jacksonville, LLC	United States	Lineage Logistics PFS, LLC (100%)

Preferred Freezer Services of Oakland, LLC (dba Preferred Freezer Services of San Leandro	United States	Lineage Logistics PFS, LLC (100%)

Preferred Freezer Services, LLC	United States	Polar Holdco, LLC (100%)

Terminal Freezers, LLC	United States	Lineage Logistics, LLC (100%)

UP LL RE, LLC	United States	Lineage Mezz, LLC (100%)

Emergent Cold Vietnam Company Limited	Vietnam	Emergent Cold Midco 3 Pty Ltd (100%)

Preferred Freezer Services (Vietnam) Co., Ltd	Vietnam	PFS- Antara Holdings (Asia) Limited (100%)

Ice Pak International Ltd	England & Wales	Lineage UK T&F Holdings Limited (100%)

Ice-Pak Seafood Specialists Limited	England & Wales	Lineage UK T&F Holdings Limited (100%)

Lineage Gloucester Limited	England & Wales	Lineage UK Warehousing Holdings Limited (94.95%) Lineage UK TRS Ltd. (5.05%)

Lineage NOCS UK Holdco Limited	England & Wales	Preferred Freezer Holdings, Inc. (100%)

Lineage UK Admin Limited	England & Wales	Lineage UK T&F Holdings Limited (100%)

Lineage UK RR Holdings Limited	England & Wales	Lineage UK Intermediate Holdings Limited (100%)

Lineage UK Services Limited	England & Wales	Lineage UK Warehousing Holdings Limited (100%)

Lineage UK T&F Holdings Limited	England & Wales	Lineage UK Intermediate Holdings Limited (100%)

5.4-16

Name of Subsidiary	Jurisdiction of Organization	% Ownership by Group Members

Lineage UK Transport Limited	England & Wales	Lineage UK T&F Holdings Limited (100%)

Lineage UK TRS Limited	England & Wales	Lineage UK Warehousing Holdings Limited B.V. (100%)

Lineage UK Warehousing Holdings Limited	England & Wales	Lineage UK Intermediate Holdings Limited (100%)

Lineage UK Warehousing Limited	England & Wales	Lineage UK Warehousing Holdings Limited (99.7%) Lineage UK Services Limited (0.3%)

Lineage Wisbech Limited	England & Wales	Lineage UK Warehousing Holdings Limited (93.54%) Lineage UK TRS Ltd. (6.46%)

Real Estate Gloucester Limited	England & Wales	Lineage UK Warehousing Holdings Limited B.V. (100%)

Wisbech Propco Ltd	England & Wales	Lineage UK Warehousing Holdings Limited B.V. (100%)

Yearsley CS Limited	England & Wales	Yearsley Group Limited (100%)

Yearsley Food Limited	England & Wales	Lineage UK T&F Holdings Limited (100%)

(b)

The existing members of Holdings have certain rights to purchase additional Equity Interests and/or redeem Equity Interests of Holdings.

(c)

1.	Principal Credit Facility

2.	Amended and Restated Credit Agreement dated 31 October 2019 between 7035 Bedford LLC, Lineage Bedford Park 1, LLC and Lineage Bedford Park TRS 1, LLC and Fifth Third Bank.

5.4-17

3.	Amended and Restated Credit Agreement dated 31 October 2019 between Lineage Bedford Park 1, LLC and Lineage Bedford Park TRS 1, LLC and Fifth Third Bank.

4.	Loan Agreement dated 3 October 2018 between Every Bear Investments LLC and Metlife Real Estate Lending LLC.

5.

Loan Agreement dated 21 December 2015 (as amended by that certain Second Amendment to Loan Agreement dated as of November 2019) between Lineage PFS WA Richland RE, LLC (as successor in interest to Lex Richland L.P. pursuant to that certain assumption agreement dated as of 26 September, 2019) and MetLife Real Estate Lending LLC (as successor to Metropolitan Life Insurance Company).

6.	Overdraft facility agreement dated 4 August 2011, between Pago sp. z o.o. and Bank Millennium S.A. (as may be further amended and restated).

7.	Overdraft facility agreement dated 18 September 2014, between Pago sp. z o.o. and mBank S.A. (as may be further amended and restated).

8.	Indebtedness of Pago sp. z o.o. under leasing agreements with mLeasing sp. z o.o., R.L. Pro Auxo sp. z.o.o. and Millennium Leasing sp. z.o.o. (as may be further amended and restated).

5.4-18

FINANCIAL STATEMENTS

2018 Year-End Audited Consolidated Financial Statements for Holdings and its Subsidiaries

2019 Year-End Audited Consolidated Financial Statements for Holdings and its Subsidiaries

2020 Year-End Audited Consolidated Financial Statements for Holdings and its Subsidiaries

2021 Q1 Unaudited Consolidated Financial Statements for Holdings and its Subsidiaries

2021 Q2 Unaudited Consolidated Financial Statements for Holdings and its Subsidiaries

SCHEDULE 5.5

(to Note Purchase Agreement)

EXISTING INDEBTEDNESS

SCHEDULE 5.15(A)

The below Indebtedness, each as amended, restated, supplemented or otherwise modified through the date hereof:

1.	Principal Credit Facility

2.	Financial lease contract n° 44392300 entered into and between Lineage Ieper BV and Belfius Lease Services NV for a principal amount of EUR 38,436,000.00; and

3.	Financial lease contract n° 544865 dated 27 June 2007 between Lineage Ieper BV and Belfius Lease NV.

4.	A real estate leasing agreement dated 14 June 2007 between Lineage Ieper BV and Belfius Lease Services NV relating to warehouses located at Bargiestraat 3-5, 8500 Ieper, Belgium.

5.	A real estate leasing agreement dated 21 November 2006 between Lineage Rijkevorsel NV and Belfius Lease Services NV relating to warehouses located at Houtelweg 1, 2310 Rijkevorsel, Belgium.

6.	A real estate leasing agreement dated 25 June 2009 between Lineage Rijkevorsel NV and Belfius Lease Services NV relating to warehouses located at Gammel 91, 2310 Rijkevorsel, Belgium.

7.	A factoring agreement between Lineage Ieper BV and Lineage Rijkevorsel NV (“Borrowers”) and Belfius Commercial Finance NV/SA (“Lender”) dated 1 June 2009.

8.

Loan agreement dated as of 28 May 2015 by and among Lineage PFS Chicago RE, LLC (“Borrower”) (as successor by assignment to Damen Freezer Owners, LLC, Damen Cold Storage Owners, LLC and Damen Warehouse Owners, LLC pursuant to that certain loan assumption agreement dated July 2019) and Wells Fargo Bank, N.A. (“Lender”) (as successor to BSPCC Lender LLC) for a principal amount of $23,100,000.00.

9.

A business purposes promissory note dated 27 November 2019 between JPMorgan Chase Bank, N.A. and Lineage Logistics PFS, LLC, Lineage Logistics Services PFS, LLC and Preferred Freezer Logistics, LLC for a principal amount of $15,000,000.00.

10.	A business purpose promissory note dated 20 December 2018 between JPMorgan Chase Bank, N.A, and Lineage Logistics, LLC and Lineage Logistics Services, LLC.

11.	A business purpose promissory note dated 28 September 2018 between JPMorgan Chase Bank, N.A, and Cool Port Holdings, LLC, Cool Port Oakland, LLC and Cool Port Oakland Freight, LLC.

12.

Credit Agreement dated 28 July 2016 between 7035 Bedford LLC (“Borrower”), Lineage Mezz 5, LLC (as successor by amendment to Edward A. Grzywacz, Karen A Grzywacz and KMN Distributing, Inc. as Guarantor pursuant to that certain omnibus amendment to loan documents dated 31 October 2019), Professional Freezing Services LLC, and Score Sub-CDE 7, LLC for a principal amount of $20,899,539.97.

13.	Amended and Restated Credit Agreement dated 31 October 2019 between 7035 Bedford LLC, Lineage Bedford Park 1, LLC and Lineage Bedford Park TRS 1, LLC and Fifth Third Bank.

SCHEDULE 5.15

(to Note Purchase Agreement)

14.	Amended and Restated Credit Agreement dated 31 October 2019 between 7035 Bedford LLC, Lineage Bedford Park 1, LLC and Lineage Bedford Park TRS 1, LLC and Fifth Third Bank.

15.

Loan agreement dated 1 December 2015 between Lineage PFS MA Westfield RE, LLC (as successor by assignment to Industrial Holding, LLC, Regional Holding, LLC, and Westfield Venture, LLC pursuant to that certain assumption agreement dated September 22, 2020) and Wells Fargo Bank, National Association.

16.

Loan Agreement dated 27 August 2014 between Lineage PFS TX Houston RE, LLC (as successor in interest to 7080 Express Lane Owner LLC pursuant to that certain Loan Assumption and Substitution Agreement dated as of 18 September 2019) and Commercial Mortgage Pass-Through Certificates, Series 2014-C22 (as successor in interest to The Royal Bank of Scotland PLC).

17.

Loan Agreement dated 21 December 2015 (as amended by that certain Second Amendment to Loan Agreement dated as of November 2019) between Lineage PFS WA Richland RE, LLC (as successor in interest to Lex Richland L.P. pursuant to that certain assumption agreement dated as of 26 September, 2019) and MetLife Real Estate Lending LLC (as successor to Metropolitan Life Insurance Company) for a principal amount of $171,000,000 after giving effect to the Second Amendment.

18.	Loan Agreement dated 3 October 2018 between Every Bear Investments LLC and Metlife Real Estate Lending LLC in the principal amount of $228,000,000.

19.	Loan Agreement dated 25 March 2019 between Cool Port Oakland DRE, LLC and Metlife Real Estate Lending LLC in the principal amount of $81,250,000.

20.	ICE-5 Loan Agreement dated 21 October 2020 by and among various Lineage entities and GOLDMAN SACHS BANK USA, MORGAN STANLEY BANK, N.A. and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION.

21.	ICE-4 Loan Agreement dated 9 May 2019 by and among various Lineage entities and BANK OF AMERICA, N.A., MORGAN STANLEY BANK, N.A., and Column Financial, Inc.

22.	Loan Agreement dated 28 December 2016 by and among Dedert Ijs B.V. and Erweda B.V. (“Borrowers”) and Cooperatieve Rabobank U.A.

23.	Overdraft facility agreement dated 4 August 2011, between Pago sp. z o.o. and Bank Millennium S.A. (as may be further amended and restated).

24.	Overdraft facility agreement dated 18 September 2014, between Pago sp. z o.o. and mBank S.A. (as may be further amended and restated).

25.	Term facility agreement dated 29 October 2015, between Pago sp. z o.o. and BNP Paribas Bank Polsa S.A. (as may be further amended and restated).

26.	Overdraft facility agreement dated 12 April 2016, between Pago sp. z o.o. and BNP Paribas Bank Polsa S.A. (as may be further amended and restated).

27.	Overdraft facility agreement dated 22 December 2016, between Pago sp. z o.o. and Bank Polska Kasa Opieki S.A. (as may be further amended and restated).

28.	Framework agreement for foreign exchange and derivative transactions dated 29 October 2015, between Pago sp. z o.o. and BNP Paribas Bank Polska S.A. (as may be further amended and restated).

5.15-2

29.

All Indebtedness of Pago sp. z o.o. under leasing agreements concluded with BNP Paribas Bank Polska S.A., Volkswagen Financial Services Polska sp. z o.o., mLeasing sp. z o.o., Toyota Leasing Polska sp. z o.o., Mercedes-Benz Leasing Polska sp. z o.o., BNP Paribas Leasing Services sp. z o.o., Pekao Leasing sp. z o.o. (as may be further amended and restated).

30.

Facility agreement dated 8 July 2019 and made between, amongst others, Lineage UK Warehousing Holdings Limited as company, Cold Finance PLC as original lender and CBRE Loan Services limited as agent and security agent, in respect of certain real estate located in the United Kingdom.

5.15-3

EXISTING LIENS

SCHEDULE 5.15(B)

1. Liens securing all Indebtedness listed on Schedule 5.15(a), provided all liens securing the Principal Credit Facility shall be released on the Closing Date with the occurrence of the “Investment Grade Financial Covenant Election Date” (as defined in the Principal Credit Facility).

2. Those Liens securing the Birds Eye contract:

a) Consent Deed dated 13 June 2017 between Partner Logistics Wisbech Limited, Nomad Foods Europe Limited and Lineage Dutch Bidco B.V.

b) Agreement for lease dated 8 July 2019 between Wisbech Propco Limited and Nomad Foods Europe Limited

c) Agreement for lease dated 26 June 2009 between Partner Logistics Wisbech Limited and Nomad Foods Europe Limited

d) Deed of Priorities dated 8 July 2019 and made between Partner Logistics Wisbech Limited, Wisbech Propco Limited Nomad Foods Europe Limited and CBRE Loan Services Limited

e) Debenture dated 26 June 2009 between Partner Logistics Wisbech Limited and Nomad Foods Europe Limited

3. Those Liens securing the Unilever contract:

a) Debenture dated 8 July 2019 between Partner Logistics Gloucester Limited and Unilever Europe BV

b) Debenture dated 8 July 2019 between Real Estate Gloucester Limited and Unilever Europe BV

c) Pre-emption agreement dated 22 April 2008 between Real Estate Gloucester limited and Unilever Limited

d) Sale, Development & Operating Agreement dated 22 April 2008 between Real Estate Gloucester Limited, Partner Logistics Gloucester Limited, Unilever UK Limited, Unilever Supply Chain Company AG amended pursuant to a contract addendum executed as a deed dated 13 June 2017 between Real Estate Gloucester Limited, Partner Logistics Gloucester Limited, Unilever UK Limited, Unilever Supply Chain Company AG.

4. The Lamb Weston Mortgage

5.15-4

QUALIFIED ASSETS

	Facility	Address	City	State	Ownership
1	Gadsden	2283 Steele Station Rd.	Gadsden	AL	Ground Lease
2	Aarhus	Oceanvej 8A og 8B, DK-8000 Aarhus C	Aauhus	Denmark	Ground Lease
3	Holmewood	Tupton Way Holmewood Industrial Estate	Holmewood	England	Ground Lease
4	Grimsby	Marsden Road	Grimsby	England	Ground Lease
5	Bristol	Garanor Way	Bristol	England	Ground Lease
6	Jourdan Road	3411 Jourdan Rd	New Orleans	LA	Ground Lease
7	Henry Clay	6300 Terminal Drive	New Orleans	LA	Ground Lease
8	Timaru 32 - Dawson St	153-189 Dawson Street	Timaru	New Zealand	Ground Lease
9	Sri Lanka	309/7, Negombo Road	Colombo	Sri Lanka	Ground Lease
10	Song Than	18, Street No. 6, Song Than I Industrial Zone	Ho Chi Min City	Vietnam	Ground Lease
11	Bac Ninh	30-32 street No. 5, VSIP Bac Ninh	Hanoi	Vietnam	Ground Lease
12	Tacoma	2302 Milwaukee Way	Tacoma	WA	Ground Lease
13	Watsonville - Cascade	400 Cascade Way	Watsonville	CA	Leased
14	Watsonville - Walker	555 Walker Street	Watsonville	CA	Leased
15	Oxnard	800-1300 East Third Street	Oxnard	CA	Leased
16	Colton 2 - Barton	21700 Barton Road	Colton	CA	Leased
17	Colton 1 - De Berry	280 Deberry Street	Colton	CA	Leased
18	Vernon 4	4353 Exchange Ave.	Vernon	CA	Leased
19	Big Bear	1400 Los Palos St	Los Angeles	CA	Leased
20	San Leandro	400 Hudson Lane	San Leandro	CA	Leased
21	Long Beach Freeway (LBF)	4901 Bandini Blvd	Vernon	CA	Leased
22	Vernon (E 55th)	2050 East 55th Street	Vernon	CA	Leased
23	Los Angeles	3100 E. Washington Blvd	Los Angeles	CA	Leased
24	Wilmington	900 East M Street	Wilmington	CA	Leased
25	Ultrafreeze	2100 East 55th Street	Vernon	CA	Leased
26	Hjallerup	Dalvej 7, 9320 Hjallerup	Hjallerup	Denmark	Leased
27	Svenstrup	Jellingvej 5, DK-9230 Svenstrup	Svenstrup	Denmark	Leased

SCHEDULE 5.21

(to Note Purchase Agreement)

28	Greenland Harbour	Langerak 17, port 51A, DK-9220 Aalborg Øst	Aalborg Øst	Denmark	Leased
29	Norresundby	Østre Fælledvej 8 DK-9400 Nr. Sundby	Nr. Sundby	Denmark	Leased
30	Medley	13700 NW 115th Ave.	Medley	FL	Leased
31	South Florida	12855 NW 113th Court	Miami	FL	Leased
32	Miami 3	13801 NW 112th Avenue	Hialeah Gardens	FL	Leased
33	Jacksonville Doolittle	5459 Doolittle Road	Jacksonville	FL	Leased
34	Miami 4	3990 W 108th Street	Miami	FL	Leased
35	Atlanta II (Atlanta West)	737 Douglas Hills Rd	Lithia Springs	GA	Leased
36	Redistribution - Chicago	29700 S. Graaskamp Blvd.	Wilmington	IL	Leased
37	Chicago II	4500 West Ann Lurie Place	Chicago	IL	Leased
38	Darden Hanover Park	6415 Muirfield	Hanover Park	IL	Leased
39	Raynham	571 Paramount Drive	Raynham	MA	Leased
40	Avon	55 Murphy Drive	Avon	MA	Leased
41	Boston	1 Commercial Street- Sharon Commerce, Rt. 1 North	Sharon	MA	Leased
42	Maines New England	25 Otis Street	Westborough	MA	Leased
43	Maines Savage MD	8730 Bollman Place	Savage	MD	Leased
44	Christchurch 25 - Foundry Drive	8 Foundry Drive	Christchurch	New Zealand	Leased
45	Auckland 75 - Wiri	131 Wiri Station Road	Auckland	New Zealand	Leased
46	Hawkes Bay 52 - Kirkwood Rd	1A Kirkwood Road	Whakatu	New Zealand	Leased
47	Christchurch 24 - Canada Cres	8 Canada Crescent	Christchurch	New Zealand	Leased
48	Christchurch 29 - Braeburn Drive	16 Braeburn Drive	Christchurch	New Zealand	Leased
49	Christchurch 26 - Curries Rd	49 Curries Road	Christchurch	New Zealand	Leased
50	Broad St.	64 Broad Street	Christchurch	New Zealand	Leased
51	Timaru 34 - DB 2	82-92 Dawson Street	Timaru	New Zealand	Leased
52	Hawkes Bay 58 - Railway Rd	11 Railway Road	Whakatu	New Zealand	Leased
53	Woodbridge	275 Blair Road	Avenel	NJ	Leased
54	Newark	360 Avenue P	Newark	NJ	Leased
55	Jersey City	100 Polar Way	Jersey City	NJ	Leased
56	Kearny	435A Bergen Avenue	Kearny	NJ	Leased
57	Perth Amboy	536 Fayette Street	Perth Amboy	NJ	Leased

5.21-2

58	Elm Street	233 Elm Street	Perth Amboy	NJ	Leased
59	Dayton Tower	20 Tower Road	Dayton	NJ	Leased
60	Logan	601 Crossroads Blvd	Logan Township	NJ	Leased
61	Lurnea 3	59 Jedda Road	Lurnea	NSW	Leased
62	Lurnea 1	59 Jedda Road	Lurnea	NSW	Leased
63	Maines Metro	105 Sea Lane	Farmingdale	NY	Leased
64	Philadelphia	3101 South Third St	Philadelphia	PA	Leased
65	Cannon Hill	77 Colmslie Road Cannon Hill	Cannon Hill	QLD	Leased
66	Fort Worth - Will Rogers	6445 Will Rogers Blvd.	Ft. Worth	TX	Leased
67	Houston Gulf	10585 Red Bluff Rd	Pasadena	TX	Leased
68	Houston Metro	555 Aleen Street	Houston	TX	Leased
69	Dallas Dynasty	7750 Dynasty Drive	Dallas	TX	Leased
70	Norfolk	8791 Hampton Boulevard, Pier 3	Norfolk	VA	Leased
71	Richmond - North Hopkins	3100 North Hopkins Road	Richmond	VA	Leased
72	Richmond - Jefferson Davis	1600 Jefferson Davis Highway	Richmond	VA	Leased
73	Oxford	1 Hume Rd, Laverton North	Laverton	VIC	Leased
74	Laverton	60-68 William Angliss Drive	Laverton North	VIC	Leased
75	Lyndhurst	100-130 Abbotts Road	Dandenong South	VIC	Leased
76	Truganina	7-23 Dunmore Drive	Truganina	VIC	Leased
77	Lynden	604 Curt Maberry Road	Lynden	WA	Leased
78	WDS Burien	1010 South 146th Street	Burien	WA	Leased
79	WDS Kent	7911 South 188th Street	Kent	WA	Leased
80	Kent	7269 South 188th St	Kent	WA	Leased
81	Santa Maria - South Blosser	1315 South Blosser Road	Santa Maria	CA	Owned
82	Scanpo	Virkelyst 7, 4420	Regstrup	Denmark	Owned
83	Kolding	Birkedam 11	Kolding	Denmark	Owned
84	Coldstar	Kristian Skous Vej 6	Vejle	Denmark	Owned
85	Heywood	Hareshill Road	Heywood	England	Owned
86	Belle Eau Park	Belle Eau Park	Bilsthorpe	England	Owned
87	Hams Hall	Unit 7, Faraday Avenue	Coleshill	England	Owned
88	Seaham	Fox Cover industrial, Est. Admiralty Way	Seaham	England	Owned
89	Coleshill	Gorsey Lane	Coleshill	England	Owned
90	Peterborough	Great Haddon	Peterborough	England	Owned
91	Wisbech 2	Weasenham Lane	Wisbech	England	Owned
92	BGO Savannah	2375 Tremont Rd	Savannah	GA	Owned
93	Decatur, IL	3030 Parkway Drive	Decatur	IL	Owned
94	Joliet	Cherry Hill Road	Joliet	IL	Owned
95	Bolingbrook	Marquette Dr.	Bolingbrook	IL	Owned
96	Baton Rouge	7150 South Choctaw Dr.	Baton Rouge	LA	Owned

5.21-3

97	Kanalholmen 15	Kanalholmen 15 2650 Hvidovre	Copenhagen	N/A	Owned
98	Heerenberg	De Immenhorst 9, 7041 KE’s	Heerenberg	N/A	Owned
99	Bergen op Zoom	Blankenweg 2	Bergen op Zoom	Netherlands	Owned
100	Waalwijk	Veerweg 11	Waalwijk	Netherlands	Owned
101	Hoogerheide	Buitendreef 6	Hoogerheide	Netherlands	Owned
102	Venlo	Archimedesweg 19	Venlo	Netherlands	Owned
103	VC Asten	Laagveld 1, 5721 VV	Asten	Netherlands	Owned
104	Hawkes Bay 50 - E Block	88 Anderson Road	Whakatu	New Zealand	Owned
105	Hawkes Bay 53 - W.I.P	48 Johnston Way	Whakatu	New Zealand	Owned
106	Dunedin 18 - Silverstream	2-180 Dukes Road N	Dunedin	New Zealand	Owned
107	Timaru 36 - Butter Store	173 Hayes Street	Timaru	New Zealand	Owned
108	Waikato / BOP 65 - Kerepehi	102 Kerepehi Town Road	Kerepehi	New Zealand	Owned
109	Hawkes Bay 59 - Portstore	820 Breakwater Road	Whakatu	New Zealand	Owned
110	Dunedin 10 - French St	21 French Street	Dunedin	New Zealand	Owned
111	Christchurch 20 - Prebbleton	482 Springs Road	Christchurch	New Zealand	Owned
112	Hawkes Bay - CA Stores	88 Anderson Road	Whakatu	New Zealand	Owned
113	Elizabeth II	2710 Extension of Allen Street	Linden	NJ	Owned
114	Oslo	Teglerksveien 47-49	Drammen	Norway	Owned
115	Moss	Vålerveien 180, 1599	Moss	Norway	Owned
116	Larvik	Hegdalringen 7	Larvik	Norway	Owned
117	Mt. Morris	40 Lackawanna Ave.	Mt. Morris	NY	Owned
118	Global Cold - Phillipi	545 Phillipi Road	Columbus	OH	Owned
119	Dick Cold - Valleyview	3100 Valleyview Drive	Columbus	OH	Owned
120	Columbus Cold - Lockbourne	2159 Lockbourne Road	Columbus	OH	Owned
121	Solon	6531 Cochran Road	Solon	OH	Owned
122	Thomas Street	450 Thomas Street, R.R.4	Ingersoll	ON	Owned
123	Parkinson Road & Commerce Way	1440 Parkinson Rd, 1585 Commerce Way	Woodstock	ON	Owned
124	Ingersoll Street	160 Ingersoll Street S	Ingersoll	ON	Owned
125	Brooks	4735 Brooklake Road NE	Brooks	OR	Owned
126	Cranberry Township	263 West Kensinger Drive	Cranberry Township	PA	Owned
127	Orefield	3824 Route 309	Orefield	PA	Owned
128	Allentown OCS	2645 Mitchell Avenue	Allentown	PA	Owned

5.21-4

129	East Greenville	1717 Pillsbury Street	East Greenville	PA	Owned
130	Hemmant 1 & 3	1181-1201 Lytton Road	Hemmant	QLD	Owned
131	Hemmant 2	1248 Lytton Road	Hemmant	QLD	Owned
132	MVI Montreal	2050 Rue Chicoine	Vaudreuil-Dorion	Quebec	Owned
133	Dry Creek 1-3	12-14 Bradford Way	Cavan	SA	Owned
134	Bellshill	Belgowan Street, North Industrial Estate	Bellshill	Scotland	Owned
135	Win Chill	5050 W Foundation Court	Sioux Falls	SD	Owned
136	Frioastur	AS-376, 1732, 33211 Gijón	Asturias	Spain	Owned
137	Gloucester	Corinium Avenue, Barnwood	Gloucester	UK	Owned
138	Wisbech 1	101 Boleness Road	Wisbech	UK	Owned
139	Norfolk 2	3599 Progress Avenue	Portsmouth	VA	Owned
140	Lyndhurst VA	383 Mount Torrey Road	Lyndhurst	VA	Owned
141	Allansford	5331 Great Ocean Road	Allansford	VIC	Owned
142	Tullamarine	38-40 Tullamarine Park Road	Tullamarine	VIC	Owned
143	Vietnam	163 Nguễyn Văn Quỳ, Street, Quân 7	Ho Chi Minh	Vietnam	Owned
144	Banjup	40 Solomon Road	Jandakot	WeA	Owned
145	Welshpool	158 Kurnall Road	Welshpool	WeA	Owned
146	Wauwatosa (Milwaukee)	11400 W. Burleigh Street	Wauwatosa	WI	Owned
147	Hobart	2201 Northwind Parkway	Hobart	IN	Owned
148	Lafayette	3440 Concord Road	Lafayette	IN	Owned
149	Logansport	2150 S. County Rd. 125 West	Logansport	IN	Owned
150	Benton Harbor	2875 South Pipestone Road	Sodus	MI	Owned
151	Decatur	101 Bronson Street, P.O . Box 35	Decatur	MI	Owned
152	Hart	1151 S Griswold	Hart	MI	Owned
153	Hartford	61834 Red Arrow HWY E., P.O . Box 98	Hartford	Mi	Owned
TOTAL

5.21-5

TRANSACTIONS WITH AFFILIATES

1.	The Management Agreement.

SCHEDULE 10.1

(to Note Purchase Agreement)

PERMITTED INVESTMENTS

1.	Schedules 5.4, 5.15(a) and 10.1 are incorporated by reference.

2.

30% general partnership interest and 20% limited partnership interest held by Richmond Cold Storage Company, LLC in Carolina Cold Storage Limited Partnership, plus related intercompany account balances and notes.

3.	50% interest in equity interests held by Lineage Bodegraven B.V. in Exploitatie Bodegraven v.o.f.

4.	50% equity interests held by HemGra Investments I B.V. in Vastgoed Bodegraven v.o.f.

5.	30% equity interest held by Preferred Freezer Services Hong Kong Holding Limited in Shanghai United Cold Chai Logistics Co., Ltd

6.	100% equity interest held by Shanghai United Cold Chai Logistics Co., Ltd in Sinotrans Preferred Freezer Services YIDA (Shanghai) Logistics Co., Ltd.

7.	100% equity interest held by Sinotrans Preferred Freezer Services YIDA (Shanghai) Logistics Co., Ltd. in Sinotrans Preferred Freezer Services YIDA (Shanghai) Logistics Co., Ltd. (Branch).

8.	50% equity interest held by Preferred Freezer Services YIDA Logistics (HK) Group Company Limited in Sinotrans Preferred Freezer Services Chain Logistics Co., Ltd.

9.	100% equity interest held by Sinotrans Preferred Freezer Services Chain Logistics Co., Ltd. in SinoTrans Preferred Freezer Services Logistics (Shanghai) Co., Ltd.

10.	~10% equity interests and certain profit interests held by Lineage Logistics Holdings, LLC in Emergent Cold LatAm Holdings, LLC

11.	Minority investments in the companies below in the aggregate amount of $20 million or less:

a.	Ndustrial.io

b.	Shipstr (Fleet)

c.	M&M Refrigeration

d.	Trackonomy Systems

e.	Turvo

f.	Union Crate

g.	Convoy

h.	Stord, Inc.

i.	Baton Trucking

SCHEDULE 10.10

(to Note Purchase Agreement)

j.	8VC – 1P Management LLC

k.	Qualli, Inc.

l.	Logistics Innovation Technologies

m.	Relay Payments, Inc.

12.	100% of the equity interests of Kloosterboer Group B.V. (pending transaction)

13.	100% of the equity interests of Claus Sørensen A/S (pending transaction)

10.10-2

GROUND LEASES

Property	Lease Narrative
2302 Milwaukee Way, Tacoma, WA	Port of Tacoma Marine Industrial Park Port Commerce Center Separately Stated Master Ground Lease No. 3 entered into July 31, 1989, as amended by that certain First Amendment to Master Lease effective October 1, 1995 and dated February 19, 1997, as amended by that certain Amendment to Master Ground Lease and Separately Stated Master Ground Leases dated June 5, 2007, as amended by that certain Third Amendment to Master Lease entered into and effective January 6, 2015, and as assigned by that certain Assignment and Assumption of Leases effective as of January 6, 2015.

3411 Jourdan Rd, New Orleans, LA	Lease executed October 2, 2002 and effective October 1, 2002, as amended by that certain First Amendment to the Jourdan Road Terminal Lease executed June 14, 2005 and effective as of April 1, 2005, as amended by that certain Second Amendment to the Jourdan Road Terminal Lease effective as of September 29, 2006, as amended by that certain Third Amendment to the Jourdan Road Terminal Lease effective as of October 9, 2007, as amended by that certain Fourth Amendment to the Jourdan Road Terminal Lease dated as of November 3, 2009 and effective as of October 1, 2009, and as amended by that certain Fifth Amendment to the Jourdan Road Terminal Lease dated as of October 8, 2012 and effective as of August 1, 2012.

6300 Terminal Drive, New Orleans, LA	Lease executed November 3, 2009 and effective October 1, 2009, as amended by that certain First Amendment to the Henry Clay Avenue Wharf Lease dated November 19, 2010 and effective October 1, 2010, and as amended by that certain Second Amendment to the Henry Clay Avenue Wharf Lease executed October 8, 2012 and effective June 1, 2012.

2283 Steele Station Rd., Gadsden, AL	Ground Lease Agreement dated December 2, 2008, as supplemented by that certain Agreement for Freezer Services dated December 2, 2008, as amended by that certain First Amendment of Ground Lease Agreement and Memorandum of Ground Lease entered into as of February 13, 2009, as amended by that certain Second Amendment of Ground Lease Agreement and Memorandum of Ground Lease entered into as of October 1, 2009, as amended by that certain Third Amendment of Ground Lease Agreement entered into as of February 26, 2010, as amended by that certain Fourth Amendment of Ground Lease Agreement entered into as of March 19, 2012, as assigned by those certain Assignments and Assumptions of Ground Lease dated July 31, 2020.

153-189 Dawson Street, Timaru, New Zealand	Memorandum of Lease dated February 14, 1992.

206 SW Michigan Street Seattle, WA 98106	Lease and Options Agreement dated November 22, 1977, as amended by that certain First Amendment to Lease dated September 26, 1978, as further amended by that certain Second Amendment to Lease dated February 13, 1979, as further amended by that certain Third Amendment to Lease dated March 13, 1979, as further amended by that

SCHEDULE 25

(to Note Purchase Agreement)

Property	Lease Narrative
certain Fourth Amendment to Lease dated August 12, 1980, as further amended by that certain Fifth Amendment to Lease dated April 26, 1983, as amended and restated by that certain Sixth Amendment to Lease dated July 1, 1983, as further amended by that certain Seventh Amendment to Lease dated February 25, 1986, as further amended by that certain Eighth Amendment to Lease dated February 23, 1988, as further amended by that certain Ninth Amendment to Lease and Tenth Amendment to Lease, as further amended by that certain Eleventh Amendment to Lease dated July 10, 1990, as further amended by that certain Twelfth Amendment to Lease dated June 8, 1993, as further amended by that certain Thirteenth Amendment to Lease dated August 8, as further amended by that certain Fourteenth Amendment to Lease dated September 26, 2000, as further amended by that certain Fifteenth Amendment to Lease dated November 28, 2005, as further amended by that certain Sixteenth Amendment to Lease dated December 11, 2008, as assigned pursuant to that certain Assignment and Assumption of Lease dated December 22, 2008, as further amended by that certain Seventeenth Amendment to Lease dated April 2, 2009, as further amended pursuant to that certain Eighteenth Amendment to Lease dated December 22, 2009, as further assigned pursuant to that certain Assignment and Assumption of Ground Lease, dated April 7, 2017.

2001 West Garfield Street #C1, Seattle, WA (CityIce)	Port of Seattle Lease, dated as of November 10, 1987, as amended pursuant to that certain First Amendment to Lease, dated as of May 14, 1991, that certain Second Amendment to Lease, dated as of June 8, 1993, that certain Third Amendment to Lease, dated as of May 30, 2003, that certain Fourth Amendment to Lease, dates as of August 27, 2009 and that certain Fifth Amendment to Lease, dated as of December 22, 2009.

2001 West Garfield Street #C1, Seattle, WA (Trident)	Amended and Restated Lease Agreement, dated as of December 30, 2019, as amended pursuant to that certain First Amendment to Amended and Restated Lease Agreement, dated as of February 27, 2020.

5005 C Street Southwest, Cedar Rapids, IA	Ground Lease Agreement dated July 31, 2002, as modified by that certain Ground Lessor’s Estoppel Certificate and Amendment to Ground Lease, dated as of March 12, 2014, filed March 18, 2014 in Book 8924, at Page 198, records of Linn County, Iowa, as document 2257066, and as further modified by that certain Ground Lessor’s Estoppel Certificate and Amendment to Ground Lease, dated as of September 22, 2020.

575 Maritime Street, Oakland, CA	Lease Agreement dated October 23, 2015, recorded on July 18, 2018 in the Official Records of Alameda County, California as Document Number 2018141527, as amended by the First Amendment to Lease dated December 22, 2016, certain terms of which were confirmed in the Commencement Date Certificate dated May 18, 2017, and as assigned to and assumed by Borrower pursuant to the Assignment and Assumption Agreement dated as of March 25, 2019.

Kontenerowa 22, Gdansk, Poland	Lease Agreement (Umowa Dzierżawy) NR HU-233/DZ/33/2015, dated June 1, 2015.

Land and buildings on the south west side of Valentine Close, Gillingham, United Kingdom	Lease dated 17 February 1988 between (1) GECD (Gillingham) Limited (1) and (2) Manley Enterprises Limited registered with title number K776563.

25-2

PURCHASER SWAP SCHEDULES

Trade Date:	August 11, 2021

FX (EUR:USD)	1 EUR : 1.1734 USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

EUR Notional	€56,000,000

USD Notional	$65,710,400

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payers	The Lincoln National Life Insurance Company (the “Purchaser”)

Coupon	0.89%

Payment Dates	February 20, August 20, commencing February 21, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted.

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.3010%

Payment Dates	February 20, August 20, commencing February 21, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted.

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 56,000,000 Purchasers pay Bank Counterparty USD 65,710,400

Swap Termination Date	Bank Counterparty pays Purchaser USD 65,710,400 Purchasers pay Bank Counterparty EUR 56,000,000

Purchaser Swap Information

Trade Date:	August 11, 2021

FX (EUR:USD)	1 EUR : 1.173 USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2031

EUR Notional	€120,800,000

USD Notional	$141,698,400

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payer	Massachusetts Mutual Life Insurance Company (the “Purchaser”)

Coupon	1.26%

Payment Dates	February 20 & August 20, commencing February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.954%

Payment Dates	February 20 & August 20, commencing February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 120,800,000 Purchaser pays Bank Counterparty USD 141,698,400

Swap Termination Date	Bank Counterparty pays Purchaser USD 141,698,400 Purchaser pays Bank Counterparty EUR 120,800,000

Swap-2

Trade Date:	August 11, 2021

FX (EUR:USD)	1EUR : 1.173 USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2031

EUR Notional	€4,200,000

USD Notional	$4,926,600

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payer	C.M. Life Insurance Company (the “Purchaser”)

Coupon	1.26%

Payment Dates	February 20 & August 20, commencing February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.954%

Payment Dates	February 20 & August 20, commencing February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 4,200,000 Purchaser pays Bank Counterparty USD 4,926,600

Swap Termination Date	Bank Counterparty pays Purchaser USD 4,926,600 Purchaser pays Bank Counterparty EUR 4,200,000

Swap-3

Trade Date:	August 11, 2021

FX (EUR : USD)	1EUR:1.1732USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

EUR Notional	€22,700,000

USD Notional	$26,631,640

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payers	New York Life Insurance Company (the “Purchaser”)

Coupon	0.890%

Payment Dates	February 20 and August 20, commencing February 20, 2022

Day Count Basis	30/360. following, unadjusted

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.295%

Payment Dates	February 20 and August 20, commencing February 20, 2022

Day Count Basis	30/360. following, unadjusted

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 22,700,000 Purchaser pays Bank Counterparty USD 26,631,640

Swap Termination Date	Bank Counterparty pays Purchaser USD 26,631,640 Purchaser pays Bank Counterparty EUR 22,700,000

Swap-4

Trade Date:	August 11, 2021

FX (GBP : USD)	1GBP:1.3854USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

GBP Notional	£35,300,000

USD Notional	$48,904,620

Amortization Schedule	N/A

GBP Leg

GBP Fixed Leg Payers	New York Life Insurance Company (the “Purchaser”)

Coupon	1.980%

Payment Dates	February 20 and August 20, commencing February 20, 2022

Day Count Basis	30/360. following, unadjusted

Business Days	New York, London

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.301%

Payment Dates	February 20 and August 20, commencing February 20, 2022

Day Count Basis	30/360. following, unadjusted

Business Days	New York, London

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser GBP 35,300,000 Purchasers pay Bank Counterparty USD 48,904,620

Swap Termination Date	Bank Counterparty pays Purchaser USD 48,904,620 Purchasers pay Bank Counterparty GBP 35,300,000

Swap-5

Trade Date:	August 11, 2021

FX (EUR : USD)	1EUR:1.1732USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

EUR Notional	€7,300,000

USD Notional	$8,564,360

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payers	New York Life Insurance and Annuity Corporation (the “Purchaser”)

Coupon	0.890%

Payment Dates	February 20 and August 20, commencing February 20, 2022

Day Count Basis	30/360. following, unadjusted

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.295%

Payment Dates	February 20 and August 20, commencing February 20, 2022

Day Count Basis	30/360. following, unadjusted

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 7,300,000 Purchaser pays Bank Counterparty USD 8,564,360

Swap Termination Date	Bank Counterparty pays Purchaser USD 8,564,360 Purchaser pays Bank Counterparty EUR 7,300,000

Swap-6

Trade Date:	August 11, 2021

FX (GBP : USD)	1GBP:1.3854USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

GBP Notional	£11,700,000

USD Notional	$16,209,180

Amortization Schedule	N/A

GBP Leg

GBP Fixed Leg Payers	New York Life Insurance and Annuity Corporation (the “Purchaser”)

Coupon	1.980%

Payment Dates	February 20 and August 20, commencing February 20, 2022

Day Count Basis	30/360. following, unadjusted

Business Days	New York, London

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.301%

Payment Dates	February 20 and August 20, commencing February 20, 2022

Day Count Basis	30/360. following, unadjusted

Business Days	New York, London

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser GBP 11,700,000 Purchasers pay Bank Counterparty USD 16,209,180

Swap Termination Date	Bank Counterparty pays Purchaser USD 16, 209,180 Purchasers pay Bank Counterparty GBP 11,700,000

Swap-7

Trade Date:	August 11, 2021

FX (GBP: USD)	1GBP: 1.3855USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2028

GBP Notional	£36,000,000

USD Notional	$49,878,000

Amortization Schedule	N/A

GBP Leg

GBP Fixed Leg Payers	Equitable Financial Life Insurance Company (the “Purchaser”)

Coupon	2.13%

Payment Dates	February 20 and August 20, starting February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York & London

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.6365%

Payment Dates	February 20 and August 20, starting February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York & London

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser GBP 36,000,000 Purchaser pays Bank Counterparty USD 49,878,000

Swap Termination Date	Bank Counterparty pays Purchaser USD 49,878,000 Purchaser pays Bank Counterparty GBP 36,000,000

Swap-8

Trade Date:	08/11/2021

FX (GBP:USD)	1 GBP : 1.3853 USD

Swap Effective Date	08/20/2021

Swap Termination Date	08/20/2028

GBP Notional	£22,000,000

USD Notional	$30,476,600

Amortization Schedule	N/A

GBP Leg

GBP Fixed Leg Payers	Athene Annuity and Life Company (the “Purchaser”)

Coupon	2.13%

Payment Dates	February 20, August 20; first payment February 20, 2022

Day Count Basis	30/360 following, unadjusted for interest payment. Final maturity adjusted.

Business Days	New York, London

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.633%

Payment Dates	February 20, August 20; first payment February 20, 2022

Day Count Basis	30/360 following, unadjusted for interest payment. Final maturity adjusted.

Business Days	New York, London

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser £22,000,000 Purchasers pay Bank Counterparty $30,476,600

Swap Termination Date	Bank Counterparty pays Purchaser $30,476,600 Purchasers pay Bank Counterparty £22,000,000

Swap-9

Trade Date:	08/11/2021

FX (EUR:USD)	1 EUR : 1.1735 USD

Swap Effective Date	08/20/2021

Swap Termination Date	08/20/2031

EUR Notional	€34,000,000

USD Notional	$39,899,000

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payers	Athene Annuity and Life Company (the “Purchaser”)

Coupon	1.26%

Payment Dates	February 20, August 20; first payment February 20, 2022

Day Count Basis	30/360 following, unadjusted for interest payment. Final maturity adjusted.

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.956%

Payment Dates	February 20, August 20; first payment February 20, 2022

Day Count Basis	30/360 following, unadjusted for interest payment. Final maturity adjusted.

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser €34,000,000 Purchasers pay Bank Counterparty $39,899,000

Swap Termination Date	Bank Counterparty pays Purchaser $39,899,000 Purchasers pay Bank Counterparty €34,000,000

Swap-10

Trade Date:	8/11/2021

FX (GBP:USD)	1 GBP : 1.3854 USD

Swap Effective Date	8/20/2021

Swap Termination Date	8/20/2028

GBP Notional	£11,000,000

USD Notional	$15,239,400

Amortization Schedule	N/A

GBP Leg

GBP Fixed Leg Payers	Transamerica Life Insurance Company (the “Purchaser”)

Coupon	2.13%

Payment Dates	Semi-Annual. Every 20th of Feb and Aug, starting Feb 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York & London

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.639%

Payment Dates	Semi-Annual. Every 20th of Feb and Aug, starting Feb 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	London and New York

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser GBP 11,000,000 Purchasers pay Bank Counterparty USD 15,239,400

Swap Termination Date	Bank Counterparty pays Purchaser USD 15,239,400 Purchasers pay Bank Counterparty GBP 11,000,000________________

Swap-11

Trade Date:	8/11/2021

FX (GBP:USD)	1 GBP: 1.3854 USD

Swap Effective Date	8/20/2021

Swap Termination Date	8/20/2026

GBP Notional	£11,000,000

USD Notional	$15,239,400

Amortization Schedule	N/A

GBP Leg

GBP Fixed Leg Payers	Transamerica Life Insurance Company (the “Purchaser”)

Coupon	1.98%

Payment Dates	Semi-Annual. Every 20th of Feb and Aug, starting Feb 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York & London

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.3015%

Payment Dates	Semi-Annual. Every 20th of Feb and Aug, starting Feb 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	London and New York

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser GBP 11,000,000 Purchasers pay Bank Counterparty USD 15,239,400

Swap Termination Date	Bank Counterparty pays Purchaser USD 15,239,400 Purchasers pay Bank Counterparty GBP 11,000,000________________

Swap-12

Trade Date:	August 11, 2021

FX (GBP:USD)	1GBP : 1.3855USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2031

GBP Notional	£26,000,000

USD Notional	$36,023,000

Amortization Schedule	N/A

GBP Leg

GBP Fixed Leg Payers	Principal Life Insurance Company (the “Purchaser”)

Coupon	1.98%

Payment Dates	February 20 & August 20, commencing February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York, London

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.301%

Payment Dates	February 20 & August 20, commencing February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	New York, London

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser GBP 26,000,000 Purchasers pay Bank Counterparty USD 36,023,000

Swap Termination Date	Bank Counterparty pays Purchaser USD 36,023,000 Purchasers pay Bank Counterparty GBP 26,000,000

Swap-13

Trade Date:	August 11, 2021

FX (EUR:USD)	1EUR : 1.17415USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

EUR Notional	€18,000,000.00

USD Notional	$21,134,700.00

Amortization Schedule	n/a

EUR Leg

EUR Fixed Leg Payers	Hartford Accident and Indemnity Company (the “Purchaser”)

Coupon	0.89000%

Payment Dates	20 February and 20 August in each year, from and including 20 February 2022 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Day Count Basis	30/360

Business Days	TARGET Settlement Day and New York

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.29450%

Payment Dates	20 February and 20 August in each year, from and including 20 February 2022 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Day Count Basis	30/360

Business Days	TARGET Settlement Day and New York

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 18,000,000.00 Purchaser pays Bank Counterparty USD 21,134,700.00

Swap Termination Date	Bank Counterparty pays the Purchaser USD 21,134,700.00 Purchaser pays Bank Counterparty EUR 18,000,000.00

Swap-14

Trade Date:	August 11, 2021

FX (EUR:USD)	1EUR : 1.17415 USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

EUR Notional	€7,000,000.00

USD Notional	$8,219,050.00

Amortization Schedule	n/a

EUR Leg

EUR Fixed Leg Payers	Hartford Life and Accident Insurance Company (the “Purchaser”)

Coupon	0.89000 percent

Payment Dates	20 February and 20 August in each year, from and including 20 February 2022 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Day Count Basis	30/360

Business Days	TARGET Settlement Day and New York

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.29450%

Payment Dates	20 February and 20 August in each year, from and including 20 February 2022 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Day Count Basis	30/360

Business Days	TARGET Settlement Day and New York

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 7,000,000.00 Purchaser pays Bank Counterparty USD 8,219.050.00

Swap Termination Date	Bank Counterparty pays the Purchaser USD 8,219,050.00 Purchaser pays Bank Counterparty EUR 7,000,000.00

Swap-15

Trade Date:	August 11, 2021

FX (EUR: USD)	1 EUR :1.1733 USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2031

EUR Notional	€30,000,000

USD Notional	$35,199,000

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payers	The Guardian Life Insurance Company of America (the “Purchaser”)

Coupon	1.26%

Payment Dates	February 20 & August 20, commencing on February 20, 2022

Day Count Basis	30/360 following, unadjusted.

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.95150%

Payment Dates	February 20 & August 20, commencing on February 20, 2022

Day Count Basis	30/360 following, unadjusted.

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 30,000,000 Purchaser pays Bank Counterparty USD 35,199,000

Swap Termination Date	Bank Counterparty pays Purchaser USD 35,199,000 Purchaser pays Bank Counterparty EUR 30,000,000

Swap-16

Trade Date:	August 11, 2021

FX (GBP:CAD)	1 GBP : 1.7342 CAD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

GBP Notional	£11,000,000

CAD Notional	C$19,076,200

Amortization Schedule	Bullet

GBP Leg

GBP Fixed Leg Payers	Industrial Alliance Insurance and Financial Services Inc. (the “Purchaser”)

Coupon	1.98%

Payment Dates	February 20 & August 20 beginning February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	London and New York

CAD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.6157%

Payment Dates	February 20 & August 20 beginning February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	London and New York

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser GBP £11,000,000 Purchasers pay Bank Counterparty CAD $19,076,200

Swap Termination Date	Bank Counterparty pays Purchaser CAD $19 265 054.38 Purchasers pay Bank Counterparty GBP £11,108,900

Swap-17

Trade Date:	August 11, 2021

FX (GBP : CAD)	1GBP : 1.734 CAD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2028

GBP Notional	£11,000,000

CAD Notional	C$19 074 000

Amortization Schedule	Bullet

GBP Leg

GBP Fixed Leg Payers	Industrial Alliance Insurance and Financial Services Inc. (the “Purchaser”)

Coupon	2.13%

Payment Dates	February 20 & August 20 beginning February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	London and New York

CAD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.92%

Payment Dates	February 20 & August 20 beginning February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted

Business Days	London and New York

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser GBP £11,000,000 Purchasers pay Bank Counterparty CAD $19 074 000

Swap Termination Date	Bank Counterparty pays Purchaser CAD $19 277 138.10 Purchasers pay Bank Counterparty GBP £11 117 150

Swap-18

Trade Date:	August 11, 2021

FX (USD: EUR)	1.1735USD : 1EUR:

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2026

EUR Notional	€17,000,000

USD Notional	$19,949,500

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payers	CMFG Life Insurance Company (the “Purchaser”)

Coupon	0.89%

Payment Dates	February 20 & August 20, beginning on February 20, 2022 through and including the Swap Termination Date

Day Count Basis	30/360 following, unadjusted.

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.294%

Payment Dates	February 20 & August 20, beginning on February 20, 2022 through and including the Swap Termination Date

Day Count Basis	30/360 following, unadjusted.

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 17,000,000 Purchasers pay Bank Counterparty USD 19,949,000

Swap Termination Date	Bank Counterparty pays Purchaser USD 19,949,000 Purchasers pay Bank Counterparty EUR 17,000,000

Swap-19

Trade Date:	August 11, 2021

FX (EUR:USD)	1EUR:1.1732USD

Swap Effective Date	August 20, 2021

Swap Termination Date	August 20, 2031

EUR Notional	€12,000,000

USD Notional	$14,078,400

Amortization Schedule	N/A

EUR Leg

EUR Fixed Leg Payers	Ameritas Life Insurance Corp. (the “Purchaser”)

Coupon	1.26%

Payment Dates	February 20 & August 20, commencing February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted.

Business Days	New York, TARGET

USD Leg

USD Fixed Leg Payer	Bank Counterparty

Coupon	2.950%

Payment Dates	February 20 & August 20, commencing February 20, 2022

Day Count Basis	30/360 following, unadjusted. However, in the event maturity date is not a Business Day, adjusted.

Business Days	New York, TARGET

Initial and Final Exchanges

Swap Effective Date	Bank Counterparty pays the Purchaser EUR 12,000,000 Purchasers pay Bank Counterparty USD 14,078,400

Swap Termination Date	Bank Counterparty pays Purchaser USD 14,078,400 Purchasers pay Bank Counterparty EUR 12,000,000

Swap-20

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	SERIES C	€26,000,000
c/o Macquarie Investment Management Advisers		€17,000,000
2005 Market Street, Mail Stop 41-104		€4,500,000
Philadelphia, PA 19103		€4,500,000
		€4,000,000

Payments

Principal and Interest Payments:

Instructions for EUR

Intermediary Bank:	The Bank of New York Mellon, Frankfurt
SWIFT/BIC:	IRVTDEFX
Beneficiary Bank:	The Bank of New York Mellon, New York
SWIFT/BIC:	IRVTUS3NIBK
Account Number:	4686069710
Ultimate Beneficiary:	The Lincoln National Life Insurance Company
Account Number:	2150219780

Note Amount	Lincoln Account Name	Bank Custody Acct #
€26,000,000	The Lincoln National Life Insurance Company (Seg 76)	215736
€17,000,000	The Lincoln National Life Insurance Company (Seg 66)	215733
€4,500,000	The Lincoln National Life Insurance Company (Seg 71)	215734
€4,500,000	The Lincoln National Life Insurance Company (Seg 01)	215710
€4,000,000	The Lincoln National Life Insurance Company (Seg 201)	186228

Notices

Investment Adviser address for all Communications and notice of Payment:

Macquarie Investment Management Advisers

100 Independence Mall West

610 Market Street – 9th Floor

Philadelphia, PA 19106

Attn: Fixed Income Private Placements

Email: privateplacements@macquarie.com

Investment Accounting address Notice of Payment Only:

Lincoln Financial Group

1300 South Clinton Street, Mail Stop 1H-15

Fort Wayne, IN 46802

Attn E-Mail: Iaderivoperations@lfg.com

Attn: Joe Sinn (E-Mail: Joeseph.Sinn@lfg.com)

Telephone: (260) 455-5417

PURCHASER SCHEDULE

(to Note Purchase Agreement)

Bank Address for Notice of Payment:

The Bank of New York Mellon

P.O. Box 392003

Pittsburgh, PA 15251-9003

Attn: Private Placement P & I Dept

Ref: Registered Holder/Sec Desc/PPN#

Email: ppservicing@bnymellon.com

Name of Nominee in which notes are to be issued: None

Taxpayer I.D. Number: 35-0472300

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

ATTN: BNY MELLON/BRANCH DEPOSIT DEPARTMENT

(in cover letter reference note amt, acct name, and bank custody account #)

With a copy to: richard.murray@lfg.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

PENSION INSURANCE CORPORATION PLC 14 Cornhill London EC3V 3ND United Kingdom	SERIES E SERIES F	£50,000,000 £50,000,000

Payments

Wire instructions for payments to Purchaser on Note:

Bank Name:	JPMorgan Chase Bank, N.A.
SWIFT:	CHASGB2L
Currency:	GBP
Sort Code:	60-92-42
Account No.:	55037833
Account Name:	EXA46 PIC MACQUARIE INVESTMENT MANAGEMENT MA
IBAN:	GB12CHAS60924255037833
Reference:	Lineage

Notices

Address for notices regarding payments to Purchaser and written confirmations of such wire transfers:

Andrew McEvoy

Macquarie Investment Management

100 Independence

610 Market Street

Philadelphia, PA 19106

E-mail: Andrew.mcevoy@macqaurie.com

[Notices are not required to be provided directly to Pension Insurance Corporation]

Notices for all other communications:

Macquarie Investment Management

100 Independence

610 Market Street

Philadelphia, PA 19106

Attn: Fixed Income Private Placements

E-mail:	Alex.Alston@macquarie.com
Frank.LaTorraca@macquarie.com
Philip.Lee@macquarie.com
privateplacements@macquarie.com

Name in which Notes are to be issued: None

Taxpayer I.D. Number:

Tax Jurisdiction: United Kingdom

Original Notes to be delivered to:

Pension Insurance Corporation plc

14 Cornhill

London, EC3V 3ND

United Kingdom

Note:	In the cover letter accompanying the physical Note, please indicate that it relates to the following:

Pension Insurance Corporation plc, JP Morgan Chase Bank NA account number: EXA46

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Barings LLC 300 South Tryon Street – Suite 2500 Charlotte, NC 28202	SERIES D	€120,800,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Lineage Treasury Europe B.V. and 1.26% Guaranteed Senior Notes due August 20, 2031, (as to Series D Notes) interest and principal), to:

Account Name:	Massachusetts Mutual Life Insurance Company
Account #:	11872591
IBAN #	GB72CITI18500811872591
Bank:	Citibank London
SWIFT:	CITIGB2L
Correspondent Bank:	Citibank Europe PLC Dublin
Correspondent Bank SWIFT:	CITIIE2X
Ref:	Payment with cover under MT103
Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Liquidity Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Notices

Send Communications and Notices (including electronic delivery of financials) to:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

300 South Tryon Street – Suite 2500

Charlotte, NC 28202

With notification to:

privateplacements@barings.com

pdgportfolioadmin@barings.com

John.Wheeler@barings.com

Send Notices on Payments to:

Massachusetts Mutual Life Insurance Company

Treasury Operations Liquidity Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

300 South Tryon Street – Suite 2500

Charlotte, NC 28202

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590850

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Massachusetts Mutual Life Insurance Company

1295 State Street, MIP: E415

Springfield, MA 01111

Attention: Janelle Tarantino, Treasury Operations Securities Management

Telephone: 413-744-1885

E-mail: Jtarantino@massmutual.com

With a copy to:

Fundingsprivate@barings.com

Kate.Fletcher@barings.com

Ty.McBride@barings.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
C.M. LIFE INSURANCE COMPANY c/o Barings LLC 300 South Tryon Street – Suite 2500 Charlotte, NC 28202	SERIES D	€4,200,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Lineage Treasury Europe B.V. and 1.26% Guaranteed Senior Notes due August 20, 2031, (as to Series D Notes) interest and principal), to:

Account Name:	CM Life Insurance Company
Account #:	11841807
IBAN #:	GB47CITI18500811841807
Bank:	Citibank, London
SWIFT:	CITIGB2L
Correspondent Bank:	Citibank Europe PLC Dublin
Correspondent Bank SWIFT:	CITIIE2X
Ref:	Payment with cover under MT103

15.	Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Liquidity Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Notices

Send Communications and Notices (including electronic delivery of financials) to:

C.M. Life Insurance Company

c/o Barings LLC

300 South Tryon Street – Suite 2500

Charlotte, NC 28202

With notification to:

privateplacements@barings.com

pdgportfolioadmin@barings.com

John.Wheeler@barings.com

Send Notices on Payments to:

C.M. Life Insurance Company

Treasury Operations Liquidity Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to

C.M. Life Insurance Company

c/o Barings LLC

300 South Tryon Street – Suite 2500

Charlotte, NC 28202

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1041383

Tax Jurisdiction: United States of America

DTTP Passport Number:

Original Notes to be delivered to:

Massachusetts Mutual Life Insurance Company

1295 State Street, MIP: E415

Springfield, MA 01111

Attention: Janelle Tarantino, Treasury Operations Securities Management

Telephone: 413-744-1885

E-mail: Jtarantino@massmutual.com

With a copy to:

Fundingsprivate@barings.com

Kate.Fletcher@barings.com

Ty.McBride@barings.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
BRIGHTHOUSE LIFE INSURANCE COMPANY c/o Barings LLC 300 South Tryon Street – Suite 2500 Charlotte, NC 28202	SERIES A	$15,000,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Lineage Logistics, LLC and 2.22% Guaranteed Senior Notes due August 20, 2026, (as to Series A Notes) interest and principal), to:

JPMorgan Chase Bank, National Association

ABA # - 02100021

Safe Keeping Account: G22905

Acct Name: Brighthouse

Cash Account: 9009000127

Notices

Send Communications and Notices, including notices on payments and electronic delivery of financials, to:

Brighthouse Life Insurance Company

c/o Barings LLC

300 South Tryon Street – Suite 2500

Charlotte, NC 28202

With notification to:

privateplacements@barings.com

pdgportfolioadmin@barings.com

John.Wheeler@barings.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0566090

Tax Jurisdiction: United States of America

DTTP Passport Number:

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

Attention: Physical Receive Department

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Please include the Account Number: 22905 and Account Name: Brighthouse

With a copy to:

Fundingsprivate@barings.com, Kate.Fletcher@barings.com and Ty.McBride@barings.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880	SERIES A SERIES B	$12,000,000 $63,000,000

Payments

Payment method by wire transfer as follows:

Bank:	The Bank of New York Mellon, NY
ABA Number:	021-000-018
SWIFT Code:	IRVTUS3NIBK
BNF Account Number:	GLA 111566
BNF Account Name:	Bank of New York Mellon – P&I Dept.
FFC Account Name:	AZL Special Investments – 836980

Re: Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0 (as to Series A Notes), and

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8 (as to Series B Notes),

Attn: Private Placements

Due Date and Application (as among principal, make whole and interest) of the payment being made.

Notices

Address for All Notices:

Allianz Life Insurance Company of North America

c/o Allianz Global Investors U.S. LLC

Attn: Private Placements

55 Greens Farms Road

Westport, CT 06880

Phone: 203-293-1900

Email: ppt@allianzgi.com

Name of Nominee in which Notes are to be issued: MAC & CO., LLC

Taxpayer I.D. Number: 23-6019000 (MAC & CO., LLC)

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

BNY Mellon Branch Deposit Services

570 Washington Blvd – 5th Flr

Jersey City, NJ 07310

Ref: AZL Special Investments - 836980

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ALLIANZ GLOBAL RISKS US INSURANCE COMPANY c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880	SERIES A SERIES B	$8,000,000 $12,000,000

Payments

Payment method by wire transfer as follows:

Bank:	The Bank of New York Mellon, NY
ABA Number:	021-000-018
SWIFT Code:	IRVTUS3NIBK
BNF Account Number:	GLA 111566
BNF Account Name:	Bank of New York Mellon – P&I Dept.
FFC Account Name:	AGR US3 - 836944

Re: Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0 (as to Series A Notes), and

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8 (as to Series B Notes),

Attn: Private Placements

Due Date and Application (as among principal, make whole and interest) of the payment being made.

Notices

Address for All Notices:

Allianz Global Risks US Insurance Company

c/o Allianz Global Investors U.S. LLC

Attn: Private Placements

55 Greens Farms Road

Westport, CT 06880

Phone: 203-293-1900

Email: ppt@allianzgi.com

Name of Nominee in which Notes are to be issued: MAC & CO., LLC

Taxpayer I.D. Number: 23-6019000 (MAC & CO., LLC)

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

BNY Mellon Branch Deposit Services

570 Washington Blvd – 5th Flr

Jersey City, NJ 07310

Ref: AGR US3 – 836944

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ALLIANZ ALD FONDS c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880	SERIES D	€40,500,000

Payments

Payment method by wire transfer as follows:

Bank:	BNP Paribas Securities Services Frankfurt
SWIFT / BIC:	PARBDEFF
IBAN:	DE31500305002164818816
Account Name:	Allianz ALD AGI US Private Placements
Account Number:	1030-035-222U

Re: Lineage Treasury Europe B.V.

1.26% Guaranteed Senior Notes, Series D, due August 20, 2031, PPN N5269@ AB4 (as to Series D Notes),

Attn: Private Placements

Due Date and Application (as among principal, make whole and interest) of the payment being made.

Notices

Address for All Notices:

Allianz ALD Fonds

c/o Allianz Global Investors U.S. LLC

Attn: Private Placements

55 Greens Farms Road

Westport, CT 06880

Phone: 203-293-1900

Email: ppt@allianzgi.com; eu.debtoperations@allianzgi.com;

ct_dublin_cdo_beta@bnymellon.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 047 270 78049

Tax Jurisdiction: Germany

Original Notes to be delivered to:

Allianz ALD Fonds

c/o BNP Paribas Securities Services

Corporate Trust Operations

Europa Allee 12 60327

Frankfurt am Main, Germany

Reference in Letter of Transmittal: Allianz ALD AGI US Private Placements

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ALLIANZ VKRENTEN DIREKT FONDS c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880	SERIES D	€9,500,000

Payments

Payment method by wire transfer as follows:

Bank:	HSBC
SWIFT / BIC:	TUBDDEDD
IBAN:	DE40300308800020476206
Account Name:	Allianz VKRD AGI US Private Placements
Account Number:	702-0476-227

Re: Lineage Treasury Europe B.V.

1.26% Guaranteed Senior Notes, Series D, due August 20, 2031, PPN N5269@ AB4 (as to Series D Notes),

Attn: Private Placements

Due Date and Application (as among principal, make whole and interest) of the payment being made.

Notices

Address for All Notices:

Allianz VKRenten Direkt Fonds

c/o Allianz Global Investors U.S. LLC

Attn: Private Placements

55 Greens Farms Road

Westport, CT 06880

Phone: 203-293-1900

Email: ppt@allianzgi.com; eu.debtoperations@allianzgi.com;

ct_dublin_cdo_beta@bnymellon.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 047 270 80115

Tax Jurisdiction: Germany

Original Notes to be delivered to:

Allianz VKRenten Direkt Fonds

c/o HSBC Deutschland

Depotbank Reconciliation & Compliance Custody

z.Hd. Frau Helene Korsch

Koenigsallee 21/23 40212 Düsseldorf, Germany

Reference in Letter of Transmittal: Allianz VKRD AGI US Private Placements

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
NEW YORK LIFE INSURANCE COMPANY c/o NYL Investors LLC 51 Madison Street New York, New York 10010	SERIES E	£35,300,000

NEW YORK LIFE INSURANCE COMPANY

(Tax I.D. No. 13-5582869)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

GBP:

Beneficiary Bank:	JP Morgan Chase, London
Swift:	CHASGB2L
Account Name:	NYLIC Investments 1193
IBAN:	GB22CHAS60924223100401

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	investment Services

Private Group, 2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:	Private Capital Investors

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel

Investment Section, Room 1016

Fax #. (212) 576-8340

HMRC DT Treaty Passport Scheme:

Reference Number: 13/N/60131/DTTP

Jurisdiction of Tax Residence: United States of America

(3)	Note(s) to be registered in the name of: New York Life Insurance Company

(4)	Physical address for notes delivery.

Fed EX delivery address:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor East

Physical Receive Dept

Brooklyn, NY 11245

Phone: 718-242-0263

Ref: New York Life Insurance Company G51405

Physical delivery via messenger:

JPMorgan

4 Metro Tech Center

Physical Receive - Window 5

Brooklyn, NY 11245-0001

(718)242-0263

(Willoughby Street side of the building)

Ref: New York Life Insurance Company G51405

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: andrew_leisman@nylinvestors.com.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
NEW YORK LIFE INSURANCE COMPANY c/o NYL Investors LLC 51 Madison Street New York, New York 10010	SERIES C	€22,700,000

NEW YORK LIFE INSURANCE COMPANY

(Tax I.D. No. 13-5582869)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

JP Morgan Chase Bank AG, Frankfurt

SWIFT BIC: CHASDEFX

Favor: JPMorgan Chase Bank, London Branch, Swift CHASGB2L

A/C#: GB53CHAS60924223100425

For Further Credit: GTI14371 New York Life Insurance Company

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to Identify the source and application of such funds.

MT102 PMT message should be provided if available In order to expedite the process.

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:	Investment Services

private Group

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life insurance Company

c/o NYL Investors LLC

51 Madison Avenue

New York, New York 10010

Attention:	private Capital Investors

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

FllGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance Company

(4)	Physical address for notes delivery.

Fed EX delivery address:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor East

Physical Receive Dept

Brooklyn. NY 11245

Phone: 718-242-0263

Ref. New York Life Insurance Company G51405

Physical delivery via messenger:

JPMorgan

4 Metro Tech Center

Physical Receive - Window 5

Brooklyn, NY 11245-0001

(718) 242-0263

(Willoughby Street side of the building)

Ref: New York Life Insurance Company G51405

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: andrew_leisman@nylinvestors.com.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION c/o NYL Investors LLC 51 Madison Street New York, New York 10010	SERIES E	£11,700,000

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Tax I.D. No. 13-3044743)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

GBP:

Beneficiary Bank:	JP Morgan Chase, London
Swift:	CHASGB2L
Account Name:	NYLIAC Investments 1182
IBAN:	GB80CHAS60924222295906

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds,

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services

Private Group, 2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Private Capital Services

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

HMRC DT Treaty Passport Scheme:

Reference Number: 13/N/70400/DTTP

Jurisdiction of Tax Residence: United States of America

(3)	Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation

(4)	Physical address for notes delivery.

Fed EX delivery address:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor East

Physical Receive Dept

Brooklyn, NY 11245

Phone: 718-242-0263

Ref: New York Life Insurance and Annuity Corporation G51410

Physical delivery via messenger:

JPMorgan

4 Metro Tech Center

Physical Receive - Window 5

Brooklyn, NY 11245-0001

(718) 242-0263

(Willoughby Street side of the building)

Ref: New York Life Insurance and Annuity Corporation G51410

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: andrew_leisman@nylinvestors.com.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION c/o NYL Investors LLC 51 Madison Street New York, New York 10010	SERIES C	€7,300,000

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Tax I.D. No. 13-3044743)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

JP Morgan Chase Bank AG. Frankfurt

SWIFT BIC: CHASDEFX

Favor: JPMorgan Chase Bank, London Branch, Swift CHASGB2L

A/C#: GB10CHAS60924222295905

For Further Credit: GTI09436 New York Life Insurance and Annuity Corporation

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

MT102 PMT message should be provided if available in order to expedite the process.

All notices of payments, wntten confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:	Investment Services

Private Group

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

New York, New York 10010

Attention:	Private Capital Investors

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation

(4)	Physical address for notes delivery.

Fed EX delivery address:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor East

Physical Receive Dept

Brooklyn, NY 11245

Phone: 718-242-0263

Ref: New York Life Insurance and Annuity Corporation G51410

Physical delivery via messenger:

JPMorgan

4 Metro Tech Center

Physical Receive - Window 5

Brooklyn, NY 11245-0001

(718) 242-0263

(Willoughby Street side of the building)

Ref: New York Life Insurance and Annuity Corporation G51410

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: andrew_leisman@nylinvestors.com.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CATASTROPHE REINSURANCE COMPANY c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A SERIES B	$3,000,000 $2,000,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
A/C#:	5186041000
Receiving Bank BIC:	CNORUS44XXX
FFC Account Name:	Catastrophe Reinsurance Co
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	26-35055
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8

Notices

All Notices sent to:

Primary: 18177171979@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 20-4729999

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 26-35055

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
GARRISON PROPERTY & CASUALTY INSURANCE COMPANY c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A SERIES B	$3,000,000 $2,000,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	Garrison Property & Casualty Insurance Co
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	26-11041
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8

Notices

All Notices sent to:

Primary: 18177171981@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-1803614

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 26-11041

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
UNITED SERVICES AUTOMOBILE ASSOCIATION c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A SERIES B	$17,000,000 $8,000,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	United Services Automobile Asso
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	26-11037
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8

Notices

All Notices sent to:

Primary: 18177171980@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 74-0959140

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 26-11037

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
USAA CASUALTY INSURANCE COMPANY c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A SERIES B	$10,500,000 $5,000,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	USAA Casualty Insurance Co
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	26-11038
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8

Notices

All Notices sent to:

Primary: 18177171977@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 59-3019540

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 26-11038

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
USAA GENERAL INDEMNITY COMPANY c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A SERIES B	$6,000,000 $3,000,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	USAA General Indemnity Company
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	26-11039
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8

Notices

All Notices sent to:

Primary: 18177171978@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 74-1718283

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 26-11039

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
USAA LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A	$7,000,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions
Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	EGA 5 Sing Prem Mid AFSs
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	4490569
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

Notices

All Notices sent to:

Primary: 14692511751@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 74-1472662

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 4490569

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
USAA LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A	$3,500,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	EGA2 Sing Prem Short AFSs
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	4490570
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

Notices

All Notices sent to:

Primary: 14692511751@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 74-1472662

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 4490570

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
THE DOCTORS COMPANY, AN INTERINSURANCE EXCHANGE c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A	$8,800,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	The Doctors Company, An Interinsurance Exchange
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	4488166
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

Notices

All Notices sent to:

Primary: 18173497881@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 95-3014772

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 4488166

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
HOSPITALS INSURANCE COMPANY, INC. c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A	$3,700,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	Hospitals Insurance Company, Inc.
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	4488234
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

Notices

All Notices sent to:

Primary: 12147176208@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3409466

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 4488234

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
HUMANA INSURANCE COMPANY c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A	$3,800,000

Payments

Wire instructions for principal and interest payments:

USD Wire Instructions

Name of Bank	JPM CHASE BANK, N.A.
ABA Number	021000021
Receiving Bank BIC	CHASUS33XXX
A/C Number	9009000127
FFC Account Name	HUMANA INSURANCE COMPANY
FFC Account Number	G30455
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

Notices

All Notices sent to:

Primary: 14698444427@tls.ldsprod.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-1263473

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

JP Morgan Chase

4 Metro Tech Center, 3rd Floor

New York, NY 11245-0001, Physical receive

T 718-242-0263

Attn: Cheryl Brown

Account #: G30455

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
HUMANA MEDICAL PLAN, INC. c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES A	$3,700,000

Payments

Wire instructions for principal and interest payments:

USD Wire Instructions

Name of Bank	JPM CHASE BANK, N.A.
ABA Number	021000021
Receiving Bank BIC	CHASUS33XXX
A/C Number	9009000127
FFC Account Name	HUMANA MEDICAL PLAN, INC
FFC Account Number	G30456
Reference:	Lineage Logistics, LLC

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

Notices

All Notices sent to:

Primary: 14698444433@tls.ldsprod.com a

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

JP Morgan Chase

4 Metro Tech Center, 3rd Floor

New York, NY 11245-0001, Physical receive

T 718-242-0263

Attn: Cheryl Brown

Account #: G30456

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
USAA LIFE INSURANCE COMPANY OF NEW YORK c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES B	$3,000,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186041000
FFC Account Name:	USAA Life Insurance Co of NY
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	26-11044
Reference:	Lineage Logistics, LLC

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8

Notices

All Notices sent to:

Primary: 18177640814@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 16-1530706

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 26-11044

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
USAA LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	SERIES B	$7,000,000

Payments

Wire Instructions for Principal and Interest Payments:

USD Wire Instructions

Bank Name:	The Northern Trust Company
ABA#:	071000152
Receiving Bank BIC:	CNORUS44XXX
A/C#:	5186061000
FFC Account Name:	General Reg Life AFS - Privates
FFC Account BIC:	CNORGB22XXX
FFC Account Number:	4490571
Reference:	Lineage Logistics, LLC

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8

Notices

All Notices sent to:

Primary: 14692511751@tls.ldsprod.com and Privatetransactionsteam@blackrock.com

PRIVATE SIDE/PUBLIC SIDE CREDIT CONTACT:

(including website access such as IntraLinks, Syndtrak, DebtDomain)

Contacts:

Marshal Merriman

Marshall.merriman@blackrock.com

212-810-5854

Ann Marie Smith

Annmarie.smith@blackrock.com

646-231-1598

Alternative Operations

GroupPrivate-Closing@blackrock.com

Group Line: 1-212-810-8358

Escalation Contacts:

Sandra Stulberger

212-810-5265

Sandra.stulberger@blackrock.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 74-1472662

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing, 32nd Floor

333 S Wabash Ave

Chicago, IL 60604

Account Number: 4490571

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of note and transmittal to: GroupPrivate-Closings@blackrock.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY c/o AllianceBernstein LP 1345 Avenue of the Americas 38th Floor New York, NY 10105	SERIES F	£36,000,000

Payments

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): Equitable Financial Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 615983589

Custody Account: G04657

Each such wire shall show the name of the Lineage Treasury Europe B.V., the PPN N5269@ AD0, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: David White

Telephone #: 629-213-5012

Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Svetlana Goldenberg

Telephone #: +1 212-823-3973

Email: Lana.Goldenberg@AllianceBernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-557-0651

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Equitable Financial Life Insurance Company

8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262

Attention:	Bob Goslin

Telephone Number: 704-341-7103

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA c/o AllianceBernstein LP 1345 Avenue of the Americas 38th Floor New York, NY 10105	SERIES B	$2,000,000

Payments

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): EFLOA

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 550363094

Custody Account: G52964

Each such wire shall show the name of Lineage Logistics, LLC, the PPN 53567@ AB8, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: David White

Telephone #: 629-213-5012

Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Svetlana Goldenberg

Telephone #: +1 212-823-3973

Email: Lana.Goldenberg@AllianceBernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 86-0222062

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Equitable Financial Life Insurance Company

8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262

Attention:	Bob Goslin

Telephone Number: 704-341-7103

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY c/o AllianceBernstein LP 1345 Avenue of the Americas 38th Floor New York, NY 10105	SERIES B	$23,000,000

Payments

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): Equitable Financial Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 550363094

Custody Account: G22705

Each such wire shall show the name of Lineage Logistics, LLC, the PPN 53567@ AB8, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: David White

Telephone #: 629-213-5012

Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Svetlana Goldenberg

Telephone #: +1 212-823-3973

Email: Lana.Goldenberg@AllianceBernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-557-0651

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Equitable Financial Life Insurance Company

8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262

Attention:	Bob Goslin

Telephone Number: 704-341-7103

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY c/o AllianceBernstein LP 1345 Avenue of the Americas 38th Floor New York, NY 10105	SERIES A	$25,000,000

Payments

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): Equitable Financial Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 615983589

Custody Account: G27664

Each such wire shall show the name of Lineage Logistics, LLC, the PPN 53567@ AA0, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: David White

Telephone #: 629-213-5012

Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Svetlana Goldenberg

Telephone #: +1 212-823-3973

Email: Lana.Goldenberg@AllianceBernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-557-0651

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Equitable Financial Life Insurance Company

8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262

Attention:	Bob Goslin

Telephone Number: 704-341-7103

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ATHENE ANNUITY AND LIFE COMPANY c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	SERIES B	$10,000,000

Payments

Payment on Account of Note by Federal Funds Wire Transfer to:

Wiring Instructions

Citibank NA

ABA number: 021000089

FFC Account #: 25719100

Account Name: AAIA PENDING6

Citi’s SWIFT address: CITIUS33

Reference: Please reference Lineage Logistics, LLC, 2.52% Guaranteed Senior Note, Series B, due August 20, 2028, PPN 53567@ AB8, Due date and application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Athene Annuity and Life Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0175020 (Athene Annuity and Life Company)

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Citibank NA

Attn: Keith Whyte

399 Park Ave

Level B Vault

New York, NY 10022

A/C Number: 257191

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ATHENE ANNUITY AND LIFE COMPANY c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	SERIES F	£11,000,000

Payments

Payment on Account of Note wiring Instructions for Cash Wire GBP:

Cash Account Number GBP:	19092986
Cash Correspondent SWIFT:	CITIGB2L
IBAN Number:	IBAN GB07 CITI 1850 0819 0929 86
Cash Wording:	Please pay GBP [amount] without deduction via direct

clearing linkage to Citibank N.A., London (CITIGB2L) for credit to Sort Code 18-50-08 19092986, AAIA PRT DSA AAM NOMODCO

Reference: Please reference Lineage Treasury Europe B.V., 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028, PPN N5269@ AD0, Due date and application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Athene Annuity and Life Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0175020 (Athene Annuity and Life Company)

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Citibank NA

Attn: Keith Whyte

399 Park Ave

Level B Vault

New York, NY 10022

A/C Number: 239824

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ATHENE ANNUITY AND LIFE COMPANY c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	SERIES F	£11,000,000

Payments

Payment on Account of Note wiring Instructions for Cash Wire GBP:

Cash Account Number EUR:	12447282
Cash Correspondent SWIFT:	CITIGB2L
IBAN Number:	IBAN GB20 CITI 1850 0812 4472 82
Cash Wording:	Please pay GBP [amount] without deduction via direct

clearing linkage to Citibank N.A., London (CITIGB2L) for credit to Sort Code 18-50-08 12447282, AAIA PENDING6

Reference: Please reference Lineage Treasury Europe B.V., 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028, PPN N5269@ AD0, Due date and application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Athene Annuity and Life Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0175020 (Athene Annuity and Life Company)

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Citibank NA

Attn: Keith Whyte

399 Park Ave

Level B Vault

New York, NY 10022

A/C Number: 257191

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ATHENE ANNUITY AND LIFE COMPANY c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	SERIES D	€34,000,000

Payments

Payment on Account of Note wiring Instructions for Cash Wire Euro:

Cash Account Number EUR:	12447177
Cash Correspondent SWIFT:	CITIIE2X
IBAN Number:	IBAN GB42 CITI 1850 0812 4471 77
Cash Wording:	Please pay EUR [amount] direct via MT103 to Citibank

N.A, London (CITIGB2L) for credit to 12447177, AAIA PENDING6, or IBAN GB42 CITI 1850 0812 4471 77 with separate cover message (MT202) via your correspondent bank to Citibank Europe PLC Dublin (CITIIE2X) in favor of CITIGB2L

Reference: Please reference the Lineage Treasury Europe B.V., 1.26% Guaranteed Senior Notes, Series D, due August 20, 2031, PPN N5269@ AB4, Due date and application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Athene Annuity and Life Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0175020 (Athene Annuity and Life Company)

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Citibank NA

Attn: Keith Whyte

399 Park Ave

Level B Vault

New York, NY 10022

A/C Number: 257191

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SECURITY LIFE OF DENVER INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$6,500,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

Bank Name:	The Bank of New York Mellon
ABA Number:	021000018 or via SWIFT IRVTUS3NAMS
Account Numb/Beneficiary:	GLA 111566
Bank to Bank Information:	This field should include details associated with the payment: CUSIP number, security desc. & P&I breakdown and trust account number 436264/SLD FBO RLI General & PFA

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

Account No.: 4362648400

Account Name: SLD FBO RLI General & PFA

Reference: PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

Resolution Life US

5770 Powers Ferry Road NW

Atlanta, GA 30327-4347

Attn: Steve Zoeller and Larry Bieske

Email: Steve.Zoeller@voya.com

Larry.Bieske@voya.com

VoyaIMPCOperations@voya.com

VoyaIMPCFAnalyticsSolutionsGroup@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 84-0499703

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/ Custody Department

Reference: SLD FBO RLI General & PFA /Acct. 436264

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SECURITY LIFE OF DENVER INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$1,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

Bank Name:	The Bank of New York Mellon

ABA Number:	021000018 or via SWIFT IRVTUS3NAMS

Account Numb/Beneficiary:	GLA 111566

Bank to Bank Information:	This field should include details associated with the payment: CUSIP number, security desc. & P&I breakdown and trust account number 436341/SLD FBO RNY General Life & Annuity

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

Account No.: 4363418400

Account Name: SLD FBO RNY General Life & Annuity

Reference: PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

Resolution Life US

5770 Powers Ferry Road NW

Atlanta, GA 30327-4347

Attn: Steve Zoeller and Larry Bieske

Email: Steve.Zoeller@voya.com

Larry.Bieske@voya.com

VoyaIMPCOperations@voya.com

VoyaIMPCFAnalyticsSolutionsGroup@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 84-0499703

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Custody Department

Reference: SLD FBO RNY General Life & Annuity/Acct. 436341

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SECURITY LIFE OF DENVER INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$4,500,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

Bank Name:	The Bank of New York Mellon

ABA Number:	021000018 or via SWIFT IRVTUS3NAMS

Account Numb/Beneficiary:	GLA 111566

Bank to Bank Information:	This field should include details associated with the payment: CUSIP number, security desc. & P&I breakdown and trust account number 436379/SLD FBO VRIAC Worksite Payout Other

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

Account No.: 4363798400

Account Name: SLD FBO VRIAC Worksite Payout Other

Reference: PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

Resolution Life US

5770 Powers Ferry Road NW

Atlanta, GA 30327-4347

Attn: Steve Zoeller and Larry Bieske

Email: Steve.Zoeller@voya.com

Larry.Bieske@voya.com

VoyaIMPCOperations@voya.com

VoyaIMPCFAnalyticsSolutionsGroup@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 84-0499703

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/ Custody Department

Reference: SLD FBO VRIAC Worksite Payout Other /Acct. 436379

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$5,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For payments of scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Attention: Income Collection Department

For further credit to: CSLR VIM GEN AC /Acct. 136373

Reference: PPN 53567@ AB8

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

Account No.: 1363738400

Account Name: CSLR VIM GEN AC

Reference: PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-2729166

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: Custody Transfer Department

Reference: CSLR VIM GEN AC /Acct. 136373

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$5,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For payments of scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Attention: Income Collection Department

For further credit to: CSLR VIM Comfort Trust VA/Acct. 912181

Reference: PPN 53567@ AB8

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

Account No.: 9121818400

Account Name: CSLR VIM Comfort Trust VA

Reference: PPN 53567@ AB8]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-2729166

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

Reference: CSLR VIM Comfort Trust VA/Acct. 912181

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A	$7,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

Account No.: 9512398400

FBO: Cigna Stable Value

Reference: PPN 53567@ AA0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 71-0294708

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

Account No.: 9512398400/ Cigna Stable Value

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
COMPSOURCE MUTUAL INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$2,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Northern Trust Bank

ABA#: 071000152

Account Number: 5186041000

For further credit to/Reference: 44-72575

Account Name: CompSource Mutual Insurance Company

Reference: PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 30-0641266

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Attn: Physical Processing

333 South Wabash Avenue, 32nd Floor

Chicago, IL 60604

Account No: 44-72575 / CompSource Mutual Insurance Company

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
NN LIFE INSURANCE COMPANY LTD. c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$12,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA # 021000018

Account Name: Hare & Co.

A/C Ref. GLA 111566

FFC Account Name: NN Life Insurance General Account

FFC Account Number: 5932588400

Ref: PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: Hare & Co., LLC

Taxpayer I.D. Number: 980235087 (NN Life Insurance Company LTD.)

           13-6062916 (Hare & Co., LLC)

Tax Jurisdiction: Japan

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd. – 5th Floor

Jersey City, NJ 07310

ATTN: BNY Mellon/Branch Deposit Department

Ref: A/C No. 5932588400

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
STANDARD GUARANTY INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A	$300,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

BMO Harris Bank N.A.

ABA#: 071000288

Account Number: 27006

Account Name: General Trust Fund

FFC: 89-0035-03-3 Standard Guaranty Insurance Company

Reference: PPN 53567@ AA0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 58-1529579

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

FIS Wealth Outsourcing Solutions

Attn: SMAC Department

4900 West Brown Deer Road

Milwaukee, WI 53223

Account No.: 89-0035-03-3

Account Name: Standard Guaranty Insurance Company

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
AMERICAN SECURITY INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A	$800,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

BMO Harris Bank N.A.

ABA#: 071000288

Account Number: 27006

Account Name: General Trust Fund

FFC: 89-0035-1T-5 American Security Insurance Company

Reference: PPN 53567@ AA0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 58-1529575

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

FIS Wealth Outsourcing Solutions

Attn: SMAC Department

4900 West Brown Deer Road

Milwaukee, WI 53223

Account No.: 89-0035-1T-5

Account Name: American Security Insurance Company

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CONSUMER PROGRAM ADMINISTRATORS, INC. c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A	$500,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, N.A.

ABA#: 021000021

Account Number: 9009000127

Account Name: Consumer Program Administrators, Inc.

Reference: FFC G 22672 and PPN 53567@ AA0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-393857

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

718-242-0263

Account No.: G 22672

Account Name: Consumer Program Administrators, Inc.

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
UNITED SERVICE PROTECTION CORPORATION c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A	$1,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, N.A.

ABA#: 021000021

Account Number: 9009000127

Account Name: USPC – Private Credit

Reference: FFC G 29359 and PPN 53567@ AA0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 64-0906751

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

718-242-0263

Account No.: G 29359

Account Name: USPC – Private Credit

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
VIRGINIA SURETY COMPANY, INC. c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A	$1,100,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, N.A.

ABA#: 021000021

Account Number: 9009000127

Account Name: VSC Private Credit

Reference: FFC G 29360 and PPN 53567@ AA0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-3186541

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

718-242-0263

Account No.: G 29360

Account Name: VSC Private Credit

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
AMERICAN BANKERS INSURANCE COMPANY OF FLORIDA c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A	$1,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, N.A.

ABA#: 021000021

Account Number: 9009000127

Account Name: American Bankers Insurance Company of Florida

Reference: FFC G 53521 and PPN 53567@ AA0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 59-0593886

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

718-242-0263

Account No.: G 53521

Account Name: American Bankers Insurance Company of Florida

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
FEDERAL WARRANTY SERVICE CORPORATION c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A	$300,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, N.A.

ABA#: 021000021

Account Number: 9009000127

Account Name: Federal Warranty Service Corporation

Reference: FFC G 53551 and PPN 53567@ AA0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-3596362

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

718-242-0263

Account No.: G 53551

Account Name: Federal Warranty Service Corporation

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
BRIGHTHOUSE LIFE INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES A SERIES B	$3,000,000 $17,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, N.A.

ABA#: 021000021

Account No. 9009000127

Account Name: BLIC B47R PP2

Reference: FFC G 22907 and PPN 53567@ AA0 with respect to Series A Note / PPN 53567@ AB8 with respect to Series B Note

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0566090

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

Aubrey Reuben

Account No.: 9009000127

Account Name: BLIC B47R PP2/G 22907

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SFM MUTUAL INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$2,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

U.S. Bank, NA

ABA#: 091000022

Account Number: 173103198383

Account Name: U.S. Bank Minnesota

Reference: 19-SFM071 SFM Mutual and PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 41-1459789

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

U.S. Bank Trust Services

1555 North River Center Drive

Suite 302

Milwaukee, WI 53121

Account # 19-SFM071/SFM Mutual Insurance Company

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SHELTER MUTUAL INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$2,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

UMB Bank

ABA#: 101000695

Account Number: 9800006823

Account Name: UMB Trust Department

Reference: FBO Shelter Mutual 114392.8 and PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-0613000

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

DTC/NY Window

Account 2450, UMB Bank

FFC UMB Internal Account

55 Water Street

Concourse Level

New York, NY 10041

Account # 114392.8/Shelter Mutual Insurance Company

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SHELTER LIFE INSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$2,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

UMB Bank

ABA#: 101000695

Account Number: 9800006823

Account Name: UMB Trust Department

Reference: FBO Shelter Life 114394.5 and PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-0740882

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

DTC/NY Window

Account 2450, UMB Bank

FFC UMB Internal Account

55 Water Street

Concourse Level

New York, NY 10041

Account # 114394.5/Shelter Life Insurance Company

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SHELTER REINSURANCE COMPANY c/o Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES B	$1,000,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

UMB Bank

ABA#: 101000695

Account Number: 9800006823

Account Name: UMB Trust Department

Reference: FBO Shelter Reinsurance 114395.6 and PPN 53567@ AB8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: VoyaIMPCOperations@voya.com

Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Alex.Chen@voya.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-1424791

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

DTC/NY Window

Account 2450, UMB Bank

FFC UMB Internal Account

55 Water Street

Concourse Level

New York, NY 10041

Account # 114395.6/Shelter Reinsurance Company

With a copy to:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Erika Finn

Email: Erika.Finn@voya.com and Loris.Jakielski@voya.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY c/o AEGON USA Investment Management, LLC 6300 C Street SW Cedar Rapids, IA 52499	SERIES B	$1,000,000

Payments

All payments on account of the TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY shall be made by wire transfer to:

J.P. Morgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

ABA 021000021

DDA: 9009000200

FFC Acct# P46299

Account Name: TFLIC LEQ0 10

Ref: PPN 53567@ AB8

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: AAMValueHub@aegonam.com

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonam.com

Financials, legal, pre-payment and other Notifications to:

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonam.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-6071399

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

(a)	A signed copy of the Note MUST be sent to shInvSettlements@aegonam.com.

(b)	The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
TRANSAMERICA LIFE (BERMUDA) LTD c/o AEGON USA Investment Management, LLC 6300 C Street SW Cedar Rapids, IA 52499	SERIES B	$14,000,000

Payments

All payments on account of the TRANSAMERICA LIFE (BERMUDA) LTD shall be made by wire transfer to:

Citibank, N.A.

111 Wall Street

New York, NY 10043

ABA #021000089

DDA #36218394

Custody Account No. 6011415042

FFC TLB TLBH 1B

REFERENCE: PPN 53567@ AB8, PRINCIPAL & INTEREST ALLOCATION

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: AAMValueHub@aegonam.com

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonam.com

Financials, legal, pre-payment and other Notifications to:

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonam.com

Tax Filings – Please use the below address on any Tax documents, but continue to mail Tax Correspondence to above address.

Transamerica Life International (Bermuda) LTD

Milner Place, Top Floor

32 Victoria Street

Hamilton HM12 Bermuda

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 98-0481010

Tax Jurisdiction: Bermuda

DTTP Passport Number:

Original Notes to be delivered to:

(a)	A signed copy of the Note MUST be sent to shInvSettlements@aegonam.com.

(b)	The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
VERSO CORPORATION c/o AEGON USA Investment Management, LLC 6300 C Street SW Cedar Rapids, IA 52499	SERIES A	$1,000,000

Payments

All payments on account of the VERSO CORPORATION shall be made by wire transfer to:

State Street Bank and Trust Company

1776 Heritage Dr

N. Quincy, MA 02171

ABA #011000028

DDA #11433430

FFC: VERSO CORP – CDI PLUS #ID7U

REFERENCE: PPN 53567@ AA0, PRINCIPAL & INTEREST ALLOCATION

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: AAMValueHub@aegonam.com

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonam.com

Financials, legal, pre-payment and other Notifications to:

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonam.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 75-3217389

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

(a)	A signed copy of the Note MUST be sent to shInvSettlements@aegonam.com.

(b)	All physical transactions:

DTCC Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

Attn: 5th floor/NY Window/Robert Mendez

FBO: State Street Bank & Trust for account ID7U

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
AEGON USA INVESTMENT MANAGEMENT COLLECTIVE INVESTMENT TRUST c/o AEGON USA Investment Management, LLC 6300 C Street SW Cedar Rapids, IA 52499	SERIES A	$700,000

Payments

All payments on account of the VERSO CORPORATION shall be made by wire transfer to:

State Street Bank and Trust Company

1776 Heritage Dr

N. Quincy, MA 02171

ABA #011000028

DDA #10812030

FFC: AEGON INTERMEDIATE CREDIT BOND CIT #AUUI

REFERENCE: PPN 53567@ AA0, PRINCIPAL & INTEREST ALLOCATION

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: shaamtpamportfolioa@aegonam.com

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonam.com

Financials, legal, pre-payment and other Notifications to:

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonam.com and cpahlke@aegonam.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 46-7186024

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

(a)	A signed copy of the Note MUST be sent to shInvSettlements@aegonam.com.

(b)	DTC/New York Window

55 Water Street

New York, NY 10041

Attention: Robert Mendez

Reference: AEGON INTERMEDIATE CREDIT BOND CIT #AUUI

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
TRANSAMERICA LIFE INSURANCE COMPANY c/o AEGON USA Investment Management, LLC 6300 C Street SW Cedar Rapids, IA 52499	SERIES A	$23,300,000

Payments

All payments on account of the TRANSAMERICA LIFE INSURANCE COMPANY shall be made by wire transfer to:

J.P. Morgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

ABA 021000021

DDA: 9009000200

FFC Acct# P46347

Account Name: TLIC ESPS 07

Ref: PPN 53567@ AA0

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: AAMValueHub@aegonam.com

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonam.com

Financials, legal, pre-payment and other Notifications to:

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonam.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0989781

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

(a)	A signed copy of the Note MUST be sent to shInvSettlements@aegonam.com.

(b)	The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
TRANSAMERICA LIFE INSURANCE COMPANY c/o AEGON USA Investment Management, LLC 6300 C Street SW Cedar Rapids, IA 52499	SERIES E	£11,000,000

Payments

All payments on account of the TRANSAMERICA LIFE INSURANCE COMPANY shall be made by wire transfer to:

J.P. Morgan Chase Bank, N.A.

Correspondent Bank BIC: CHASGB2L

IBAN: GB13CHAS60924240074884

Account Name: TLIC ESPS 07

FFC: EVR17

Ref: PPN N5269@ AC2

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: AAMValueHub@aegonam.com

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonam.com

Financials, legal, pre-payment and other Notifications to:

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonam.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0989781

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

(a)	A signed copy of the Note MUST be sent to shInvSettlements@aegonam.com.

(b)	The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
TRANSAMERICA LIFE INSURANCE COMPANY c/o AEGON USA Investment Management, LLC 6300 C Street SW Cedar Rapids, IA 52499	SERIES F	£11,000,000

Payments

All payments on account of the TRANSAMERICA LIFE INSURANCE COMPANY shall be made by wire transfer to:

J.P. Morgan Chase Bank, N.A.

Correspondent Bank BIC: CHASGB2L

IBAN: GB44CHAS60924241498092

Account Name: TLIC LEQ0 07

FFC: EMG71

Ref: PPN N5269@ AD0

Notices

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: AAMValueHub@aegonam.com

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonam.com

Financials, legal, pre-payment and other Notifications to:

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonam.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0989781

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

(a)	A signed copy of the Note MUST be sent to shInvSettlements@aegonam.com.

(b)	The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
PRINCIPAL LIFE INSURANCE COMPANY c/o Principal Global Investors, LLC ATTN: Fixed Income Private Placements 711 High Street Des Moines, IA 50392-0800	SERIES A	$2,000,000 $1,000,000 $1,000,000 $19,000,000 $1,000,000

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

USD Cash Instructions

Citibank, N.A.

New York, NY 10022

ABA No.: 021000089

For credit to Principal Life Insurance Company

Account No.: 36274409

FFC: 20804600

Attn: PPN 53567@ AA0 – Lineage Logistics, LLC

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notices

All Notices to:

Principal Global Investors, LLC

ATTN: Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices relating to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0127290

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Citibank NA

399 Park Avenue

Level C Vault

New York, NY 10022

Attn: Keith Whyte

212-559-1207

(PPN 53567@ AA0 – Lineage Logistics, LLC)

FFC: 20804600

With a pdf copy to Sally D. Sorensen [Sorensen.sally.d@principal.com]

Laura Dunsbergen [dunsbergen.laura@principal.com]

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
PRINCIPAL LIFE INSURANCE COMPANY c/o Principal Global Investors, LLC ATTN: Fixed Income Private Placements 711 High Street Des Moines, IA 50392-0800	SERIES E	£2,250,000 £1,250,000 £1,250,000 £19,750,000 £1,500,000

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

GBP Cash Instructions

Beneficiary: Principal Life Insurance Company

Account no: 13160165

IBAN no: GB83 CITI 1850 0813 1601 65

Beneficiary Swift no: CITIGB2L

Beneficiary Bank name: Citibank N.A, London

With sufficient information (including Cusip number PPN N5269@ AC2, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notices

All Notices to:

Principal Global Investors, LLC

ATTN: Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices relating to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, IA 50392-0960

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0127290

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

Citibank NA

399 Park Avenue

Level C Vault

New York, NY 10022

Attn: Keith Whyte

212-559-1207

(PPN N5269@ AC2 – Lineage Treasury Europe B.V.)

FFC: 20804600

With a pdf copy to Sally D. Sorensen [Sorensen.sally.d@principal.com]

Laura Dunsbergen [dunsbergen.laura@principal.com]

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
NAVIGATORS INSURANCE COMPANY c/o Hartford Investment Management Company One Hartford Plaza, NP-A Hartford, Connecticut 06155	SERIES A	$4,000,000

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C #900-9-000200 for F/C/T – G28001

Attn: Bond Interest/Principal – Lineage Logistics LLC, 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

PPN # 53567@ AA0 Prin $_________ Int $__________

with sufficient information to identify the source and application of such funds.

Notices

All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza, NP-5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

Name of Nominee in which Notes are to be issued: None

Taxpayer I. D. Number: 13-3138390

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department—Cheryl Brown/Chuck Bisang

    (Use Willoughby Street Entrance)

Custody Account Number: G28001 must appear on outside of envelope.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
HARTFORD ACCIDENT AND INDEMNITY COMPANY c/o Hartford Investment Management Company One Hartford Plaza, NP-A Hartford, Connecticut 06155	SERIES A	$5,000,000

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C #900-9-000200 for F/C/T – G06239

Attn: Bond Interest/Principal – Lineage Logistics LLC, 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

PPN # 53567@ AA0 Prin $_________ Int $__________

with sufficient information to identify the source and application of such funds.

Notices

All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza, NP-5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

Name of Nominee in which Notes are to be issued: None

Taxpayer I. D. Number: 06-0383030

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department - Cheryl Brown/Chuck Bisang

    (Use Willoughby Street Entrance)

Custody Account Number: G06239 must appear on outside of envelope.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY c/o Hartford Investment Management Company One Hartford Plaza, NP-A Hartford, Connecticut 06155	SERIES A	$2,000,000

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C #900-9-000200 for F/C/T – G06956

Attn: Bond Interest/Principal – Lineage Logistics LLC, 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

PPN # 53567@ AA0 Prin $_________ Int $__________

with sufficient information to identify the source and application of such funds.

Notices

All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza, NP-5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

Name of Nominee in which Notes are to be issued: None

Taxpayer I. D. Number: 06-0838648

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department—Cheryl Brown/Chuck Bisang

    (Use Willoughby Street Entrance)

Custody Account Number: G06956 must appear on outside of envelope.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
THE HARTFORD RETIREMENT PLAN TRUST FOR U.S. EMPLOYEES c/o Hartford Investment Management Company One Hartford Plaza, NP-A Hartford, Connecticut 06155	SERIES A	$4,000,000

Payments

All payments by wire transfer of immediately available funds to:

Hare & Co., LLC

C/O The Bank of New York Mellon

Bank ABA No. 021000018

A/C # GLA 111566

FFC A/C: 199410

For Further Credit: Hartford Ret Plan Trust Prvt Plcmnt

Attn: Bond Interest/Principal – Lineage Logistics LLC, 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

PPN # 53567@ AA0 Prin $_________ Int $__________

with sufficient information to identify the source and application of such funds.

Notices

All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza, NP-5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

With copy to:

William Daley

Phone: (617) 382-4589

Email: thehartfordgia@bnymellon.com

All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

Name of Nominee in which Notes are to be issued: Hare & Co., LLC

Taxpayer I. D. Number: 13-6062916

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attention: BNY Mellon/Branch Deposit Department

Transmittal letter accompanying physical Notes must include:

Sender Name

Sender Telephone Number

BNYM Participation Number: DTC#901

BNYM Account Number: 199410

BNYM Account Name: Hartford Ret Plan Trust Prvt Plcmnt

Denomination(s) of Note(s)

PPN

Number of Notes

Registration as on Note(s)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
HARTFORD ACCIDENT AND INDEMNITY COMPANY c/o Hartford Investment Management Company One Hartford Plaza, NP-A Hartford, Connecticut 06155	SERIES C	€5,000,000 €5,000,000 €5,000,000 €3,000,000

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase Bank, N.A.

Swift BIC Code: CHASGB2L

Correspondent Bank Cash Account: 06080

Account Name: Hartford Accident and Indemnity Company – HAI

IBAN: GB08CHAS60924224040001

Final Beneficiary: 06080

Attn: Bond Interest/Principal – Lineage Treasury Europe B.V., 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026

PPN # N5269@ AA6 Prin $_________ Int $__________

with sufficient information to identify the source and application of such funds.

Notices

All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza, NP-5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

Name of Nominee in which Notes are to be issued: None

Taxpayer I. D. Number: 06-0383030

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department - Cheryl Brown/Chuck Bisang

    (Use Willoughby Street Entrance)

Custody Account Number: GTI 06080 must appear on outside of envelope.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY c/o Hartford Investment Management Company One Hartford Plaza, NP-A Hartford, Connecticut 06155	SERIES C	€5,000,000 €2,000,000

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase Bank, N.A.

Swift BIC Code: CHASGB2L

Correspondent Bank Cash Account: 09829

Account Name: Hartford Life and Accident Insurance Company – EBD

IBAN: GB75CHAS60924222321507

Final Beneficiary: 09829

Attn: Bond Interest/Principal – Lineage Treasury Europe B.V., 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026

PPN # N5269@ AA6 Prin $_________ Int $__________

with sufficient information to identify the source and application of such funds.

Notices

All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza, NP-5

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8875/8876

All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kristin.kapur@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860) 297-8884

Name of Nominee in which Notes are to be issued: None

Taxpayer I. D. Number: 06-0838648

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department—Cheryl Brown/Chuck Bisang

     (Use Willoughby Street Entrance)

Custody Account Number: GTI 09829 must appear on outside of envelope.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
THRIVENT FINANCIAL FOR LUTHERANS Attn: Investment Division-Private Placements 901 Marquette Avenue, Suite 2500 Minneapolis, MN 55402	SERIES A SERIES B	$20,000,000 $20,000,000

Payments

Payments to:

ABA # 011000028

State Street Bank & Trust Co.

DDA # A/C – 6813-049-1

Fund Number: NCE1

Fund Name: Thrivent Financial for Lutherans

All payments must include the following information:

(with respect to Series A Note)

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026, PPN 53567@ AA0

Reference Purpose of Payment

Interest and/or Principal Breakdown

(with respect to Series B Note)

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8

Reference Purpose of Payment

Interest and/or Principal Breakdown

Notices

Notices of payment and written confirmation of such wire transfer to:

Investment Division-Private Placements

Attn: Martin Rosacker

Thrivent Financial for Lutherans

901 Marquette Avenue, Suite 2500

Minneapolis, MN 55402

Fax: (612) 844-4027

Email: privateinvestments@thrivent.com

With a copy to:

Attn: Jeremy Anderson or Harmon Bergenheier

Thrivent Financial for Lutherans

901 Marquette Avenue, Suite 2500

Minneapolis, MN 55402

Email: boxprivateplacement@thrivent.com

All other communications to:

Thrivent Financial for Lutherans

Attn: Investment Division-Private Placements

901 Marquette Avenue, Suite 2500

Minneapolis, MN 55402

Fax: (612) 844-4027

Email: privateinvestments@thrivent.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0123480

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

Attn: 5th floor/NY Window/Robert Mendez

Ref: State Street Account

Fund Name: Thrivent Financial for Lutherans

Fund Number: NCE1

With a .pdf copy to: (boxprivateplacementlegal@thrivent.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 10 Hudson Yards New York, NY 10001	SERIES D	€30,000,000

Payments

Payment by wire to:

J.P. Morgan Chase, London

BIC: CHASGB2L

IBAN: GB08CHAS60924232006902

A/C: Guardian Life Insurance Company, a/c#05471

CUSIP # N5269@ AB4, Lineage Treasury Europe B.V.

Notices

Address for all communications and notices:

The Guardian Life Insurance Company of America

10 Hudson Yards

New York, NY 10001

Attn: Barry Scheinholtz

Investment Department

FAX # (212) 919-2658

Email address: bscheinholtz@glic.com

With a copy to GuardianUSPP@glic.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5123390

Tax Jurisdiction: United States of America

Original Notes to be delivered to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor East

Physical Receive Dept – Cheryl Brown/Chuck Bisang

Brooklyn, NY 11245-0001

Phone: 718-242-0263

Reference A/C #G05978, Guardian Life (PRIF-W)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC. 1080 Grande Allée West Quebec City, Quebec Canada G1K 7M3	SERIES E SERIES F	£11,000,000 £11,000,000

Payments

All payments by wire transfer of immediately available funds to:

Currency / ISO code:	Sterling Pounds / GBP
Intermediary Bank:	THE BANK OF NEW YORK MELLON
Address:	One Canada Square Canary Wharf
London, UK
Swift Code:	IRVTGB2X
Sort Code:	70-02-25

F57 Beneficiary Bank:	BANK OF NEW YORK MELLON
Address:	New York
Swift Code:	IRVTUS3NIBK
Address:	240 Greenwich Street
New York, NY 10286

For further credit to account:
Account Name:		IA INSCE FNCL SVCS IAIM
F58/59 Client Account Number:		4286218260
Base Currency:		GBP

With sufficient information to identify the source and application of such funds

Notices

All notices of payments and written confirmation of such wire transfer:

Industrial Alliance Insurance and Financial Services Inc.

1080 Grande Allée West

Quebec City, Quebec

Canada G1K 7M3

Attn: Sophie Noel/ Private Placements

Email address for Electronic Delivery:

pvx.operations@ia.ca

Sophie.noel@ia.ca

All other communications:

Industrial Alliance Insurance and Financial Services Inc.

1080 Grande Allée West

Quebec City, Quebec

Canada G1K 7M3

Pl.prives@ia.ca

Marie-pier.gosselin@ia.ca

Corporation Tax Reference Number: 14118 0018 RC0002

Jurisdiction of Tax Residence: Canada

Physical Delivery

Industrial Alliance Insurance and Financial Services Inc.

1080 Grande Allée West

Quebec City, Quebec G1K 7M3

Canada

Attn: Marie-Pier Gosselin

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
FARM CREDIT MID-AMERICA PCA 12501 Lakefront Place Louisville, KY 40299	SERIES A	$25,000,000

Payments

All payments by wire transfer of immediately available funds to:

Receiver Bank:	AGRIBANK, FCB
30 East 7th STREET, SUITE 1600
ST. PAUL, MN 55101
ABA Routing:	096016972
Account Name:	FARM CREDIT MID-AMERICA
LOUISVILLE, KY 40299
Account Number:	362405688
Reference:	Lineage Logistics, LLC

Notices

All notices of payments and written confirmation of such wire transfer:

Trading Contact: John DeCoursey

Ph: (646) 350-3908

Email: John.DeCoursey@e-farmcredit.com

Settlement Contact: Sheila Kelly

Ph: (502) 977-6108

Email: Sheila.Kelly@e-farmcredit.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 61-1355155

Tax Jurisdiction: United States of America

Physical Delivery

Farm Credit Mid-America, PCA

12501 Lakefront Place

Louisville, KY 40299

Attn: Sheila Kelly

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
FARM CREDIT SERVICES OF AMERICA, PCA 5015 South 118th Street Omaha, NE 68137	SERIES A	$25,000,000

Payments

Wire Transfer Payment Instructions:*

Bank Name:	AgriBank, FCB
ABA Routing #:	096016972
Beneficiary Account Name:	Farm Credit Services of America
Beneficiary Account Number:	362021040
Reference:	Lineage Logistics, LLC
Attn:	Participation Operations

*	Funds sent to Farm Credit Services of America prior to 3:00 p.m., Central Time, will receive same day credit. We receive an electronic message at the time the wire is received.

Notices
Primary Contact:	Curt Brown, Vice President
Ph: 402-348-3668
Fax: 402-661-3668
Curt.brown@fcsamerica.com

Credit:	Bob Loewens, Credit Analyst
Ph: 402-348-3762
Bob.loewens@fcsamerica.com

Funding & Payment
Wire Activity:	Jaime Bertrand, ABF Participation Operations
Ph: 402-348-3478
Fax: 402-661-3324
wires@fcsamerica.com

Legal:	Cathy Hult, Associate General Counsel
Ph: 402-894-4323
Fax: 402-807-4323
Cathy.hult@fcsamerica.com

Administrative:	Jeff Horejsi, Capital Markets Account Specialist
Ph: 402-894-4545
Jeff.horejsi@fcsamerica.com

Lender’s Email address: capitalmarkets@fcsamerica.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0373522

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Jeff Horejsi

Farm Credit Services of America

5015 S 118th Street

Omaha, NE 68137

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ENSIGN PEAK ADVISORS, INC. 50 East North Temple Street Salt Lake City, Utah 84150 Attention: Matthew D. Dall privateplacements@ensignpeak.org Michael.shearer@ensignpeak.org	SERIES B	$5,000,000 $5,000,000 $5,000,000 $3,000,000 $2,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Zions First National Bank

ABA #124000054

Account Name: Ensign Peak Advisors, Inc.

Account Number: 001-20001-3

Ref: “Accompanying information below”

Each such wire transfer shall set forth Lineage Logistics, LLC 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, on account of which such payment is made, a reference to the PPN 53567@ AB8, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

Ensign Peak Advisors, Inc.

50 East North Temple Street, Room 1514

Salt Lake City, Utah 84150

Attention: Custody

Email: custody@ensignpeak.org and privateplacements@ensignpeak.org

Phone: 801-240-1066

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 84-1432969

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Ensign Peak Advisors, Inc.

50 East North Temple Street

Salt Lake City, Utah 84150

Attention: Josh Dyreng

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CLIFTON PARK CAPITAL MANAGEMENT, LLC 50 East North Temple Street Salt Lake City, Utah 84150 Attention: Matthew D. Dall privateplacements@ensignpeak.org Michael.shearer@ensignpeak.org	SERIES B	$3,000,000 $2,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Zions First National Bank

ABA #124000054

Account Name: Clifton Park

Account Number: 001-209774

Ref: “Accompanying information below”

Each such wire transfer shall set forth Lineage Logistics, LLC 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028 on account of which such payment is made, a reference to the PPN 53567@ AB8, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

Ensign Peak Advisors, Inc.

50 East North Temple Street, Room 1514

Salt Lake City, Utah 84150

Attention: Custody

Email: custody@ensignpeak.org and privateplacements@ensignpeak.org

Phone: 801-240-1066

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 45-3122370

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Ensign Peak Advisors, Inc.

50 East North Temple Street

Salt Lake City, Utah 84150

Attention: Josh Dyreng

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CUMIS INSURANCE SOCIETY, INC. c/o Members Capital Advisors, Inc. 5910 Mineral Point Road Madison, WI 53705-4456	SERIES A	$5,000,000

Payments

Wiring Instructions:

BIC:	SBOSUS33XXX
ABA:	011000028
Bank:	State Street Bank
Account Name:	CUMIS INSURANCE SOCIETY, INC.
DDA #:	1658-736-2
REFERENCE FUND:	ZT1i

Notices

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED TO:

Email: DS-PrivatePlacements@cunamutual.com

All Legal communication shall be EMAILED to:

Email: DS-PrivatePlacements@cunamutual.com

Email: mcalegal@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNJETTY & CO

Taxpayer I.D. Number: 39-0972608 (CUMIS Insurance Society, Inc.)

   02-0558136 (TURNJETTY & CO)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

5th floor / NY Window / Robert Mendez

FBO: State Street Bank & Trust for ZT1i

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CMFG LIFE INSURANCE COMPANY c/o Members Capital Advisors, Inc. 5910 Mineral Point Road Madison, WI 53705-4456	SERIES C	€17,000,000

Payments

Wiring Instructions:

BIC:	DEUTDEFFXXX
Bank:	Deutsche Bank, Taunusanlage 12 60262, Frankfurt, Germany
Account Number:	9273616
Account Name:	SBOSGB2XXXX
IBAN:	DE43500700100927361600
REF BNF:	ZT1E CMFG

Notices

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED TO:

Email: DS-PrivatePlacements@cunamutual.com

All Legal communication shall be EMAILED to:

Email: DS-PrivatePlacements@cunamutual.com

Email: mcalegal@cunamutual.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0230590

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

5th floor / NY Window / Robert Mendez

FBO: State Street Bank & Trust for ZT1E

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
UNITEDHEALTHCARE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES A	$920,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

UnitedHealthcare Insurance Company (AARP)

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: ELL & Co.

Taxpayer I.D. Number: 36-2739571

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
GBU FINANCIAL LIFE c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES A	$920,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

GBU Financial Life

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: Palm & Co

Taxpayer I.D. Number: 25-0502660

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
GUARANTEE TRUST LIFE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES A	$920,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Guarantee Trust Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: Link & Co

Taxpayer I.D. Number: 36-1174500

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
PROASSURANCE CASUALTY COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES A	$920,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

ProAssurance Casualty Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: U.S. Bank, NA FBO ProAssurance Casualty Company

Taxpayer I.D. Number: 38-2317569

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
UNITY FINANCIAL LIFE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES A	$920,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Unity Financial Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: Link & Co

Taxpayer I.D. Number: 23-1640528

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
BETTERLIFE c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES A	$920,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

BetterLife

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: BMO Harris Bank NA CUST BetterLife

Taxpayer I.D. Number: 42-0594470

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CATHOLIC UNITED FINANCIAL c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES A SERIES B	$480,000 $200,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Catholic United Financial

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: Band & Co

Taxpayer I.D. Number: 41-0182070

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
TRINITY UNIVERSAL INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES B	$700,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Trinity Universal Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: ELL & Co.

Taxpayer I.D. Number: 75-0620550

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SECURIAN LIFE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES B	$2,000,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Securian Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: Hare & Co., LLC

Taxpayer I.D. Number: 41-1412669

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
MINNESOTA LIFE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	SERIES B	$12,100,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Minnesota Life Insurance Company (Bond)

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Name of Nominee in which Notes are to be issued: Hare & Co., LLC

Taxpayer I.D. Number: 41-0417830

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Notes should be delivered in accordance with instructions furnished to lender counsel, Greenberg Traurig, LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
THE CONTINENTAL INSURANCE COMPANY 151 N. Franklin Street, 10th Floor Chicago, Illinois 60606	SERIES B	$10,000,000

Payments

All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank, N.A.
Bank Address:	1 Chase Manhattan Plaza
New York, NY 10005
ABA #:	021000021
Account Name:	The Continental Insurance Company
Account Number:	G07504
Reference:	Lineage Logistics

Notices

All notices of fundings, payments and written confirmations of wire transfers:

The Continental Insurance Company

151 N. Franklin Street, 10th Floor

Attention: Private Placements – Anthony Pelafas

Chicago, IL 60606
E-mail addresses for Electronic Delivery:	PrivatePlacements@cna.com
investmentoperations@cna.com
treasurycashoperations@cna.com
cauferio@loews.com

All other communications:

Method of Communication for below persons: E-mail only; faxed if electronic copy not available

The Continental Insurance Company

151 N. Franklin Street

Chicago, IL 60606

Attn: Anthony Pelafas, 10th Floor

Email: anthony.pelafas@cna.com

Phone: (312) 822-2479

Fax: (312) 894-3742

Group e-mail address: PrivatePlacements@cna.com

With a copy to: cauferio@loews.com

With a copy to:

Loews Corporation

667 Madison Avenue

New York, NY 10065

Attn: Matthew Meyer, 7th Floor

E-mail: mmeyer@loews.com

Phone: (212) 521-2454

Loews Corporation

667 Madison Avenue

New York, NY 10065

Attn: Diana Jin, 7th Floor

E-mail: djin@loews.com

Phone: (212) 521-2325

Loews Corporation

655 Madison Avenue

New York, NY 10065

Attn: Dan Sherry, 10th Floor

E-mail: dsherry@loews.com

Phone: (212) 521-2011

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5010440

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Continental Insurance Company

151 N. Franklin Street, 10th Floor

Attention: Bernice Cail

Chicago, IL 60606

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
CONTINENTAL CASUALTY COMPANY 151 N. Franklin Street, 10th Floor Chicago, Illinois 60606	SERIES B	$10,000,000

Payments

All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank, N.A.
Bank Address:	1 Chase Manhattan Plaza
New York, NY 10005
ABA #:	021000021
Account Name:	Continental Casualty Company
Private Placements
Account Number:	G24601
Reference:	Lineage Logistics

Notices

All notices of fundings, payments and written confirmations of wire transfers:

Continental Casualty Company

151 N. Franklin Street, 10th Floor

Attention: Private Placements – Anthony Pelafas

Chicago, IL 60606

E-mail addresses for Electronic Delivery:	PrivatePlacements@cna.com
investmentoperations@cna.com
treasurycashoperations@cna.com
cauferio@loews.com

All other communications:

Method of Communication for below persons: E-mail only; faxed if electronic copy not available

Continental Casualty Company

151 N. Franklin Street

Chicago, IL 60606

Attn: Anthony Pelafas, 10th Floor

Email: anthony.pelafas@cna.com

Phone: (312) 822-2479

Fax: (312) 894-3742

Group e-mail address: PrivatePlacements@cna.com

With a copy to: cauferio@loews.com

With a copy to:

Loews Corporation

667 Madison Avenue

New York, NY 10065

Attn: Matthew Meyer, 7th Floor

E-mail: mmeyer@loews.com

Phone: (212) 521-2454

Loews Corporation

667 Madison Avenue

New York, NY 10065

Attn: Diana Jin, 7th Floor

E-mail: djin@loews.com

Phone: (212) 521-2325

Loews Corporation

655 Madison Avenue

New York, NY 10065

Attn: Dan Sherry, 10th Floor

E-mail: dsherry@loews.com

Phone: (212) 521-2011

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-2114545

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Continental Casualty Company

151 N. Franklin Street, 10th Floor

Attention: Bernice Cail

Chicago, IL 60606

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
NASSAU LIFE INSURANCE COMPANY c/o Nassau Asset Management LLC 1 American Row – H12 Hartford, CT 06102	SERIES B	$15,000,000

Payments

All Payments on Account of the Note shall be made by Wire Transfer of Immediately Available Funds to:

Bank Name:	J.P. Morgan Chase Bank
City & State:	New York, NY
ABA:	021000021
Account Name:	BOND INTEREST WIRE
Account Number:	9009002859
Reference:	Nassau Life Insurance Company | Lineage Logistics, LLC – 2.52% Guaranteed Senior (Unsecured) Notes due 8-20-2028 |Prin = ?? | Int = ??
For Further Credit:	G 06476 | $15,000,000 | PPN 53567@ AB8

Notices

Address all Notices Regarding Payments and all other Communications to:

J.P. Morgan Chase Bank

Physical Processing - CUDD & CO. LLC Nominee

Care of Nassau Life Insurance Company

P.O. Box 35308

Newark, NJ 07101-8006

Attention: Income Processing

Remittance Breakdowns: physical.abs.income@jpmorgan.com

Please indicate CUSIP or PPN, G Account Number, Nominee Name, Registered Name, Principal Amount, Interest Amount, Issuer Name, Maturity

Send Copies of all Notices Regarding Payments and all other Communications to:

Nassau Asset Management LLC

Physical Processing - CUDD & CO. LLC Nominee

Care of Nassau Life Insurance Company

1 American Row - H12

Hartford, CT 06102

Attention: Tiffany Lobo / Middle Office

Voice: (860) 403-3288

Operations Notices: OperationsNotices@nsre.com

Legal Notices: LegalNotices@nsre.com

Investment Manager / Primary Contact to be copied on all Notices:

Nassau Asset Management LLC

1 American Row - H12

Hartford, CT 06102

Business Contact: Lisa Piker

Email: lpiker@nsre.com

Voice: (860) 403-3313

Name of Nominee in which Notes are to be issued: CUDD & CO. LLC for benefit of Nassau Life Insurance Company

Taxpayer I.D. Number: 06-0493340 (Nassau Life Insurance Company)

  13-6022143 (CUDD & CO. LLC)

Tax Jurisdiction: United States of America

Physical Delivery

J.P. Morgan Chase Bank

Physical Processing - CUDD & CO. LLC Nominee

Care of Nassau Life Insurance Company

4 Chase Metrotech Center - 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Dept. NY1-CO57

Cheryl Brown & Charles Bisang

(718) 242-0264 / (718) 242-0301

Cheryl.A.Brown@jpmorgan.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
STATE OF WISCONSIN INVESTMENT BOARD 121 East Wilson Street Madison, WI 53703	SERIES B	$15,000,000

Payments

All payments of principal and interest shall be made on or before 11:00 a.m. local time on each payment date by wire transfer of immediately available funds to:

Bank Name:	The Bank of New York Mellon
ABA Number:	021000018
Account Number:	GLA111566
Account Name:	The Bank of New York P&I Dept
FFC:	State of Wisconsin Investment Board/1794478400
Reference:	Lineage Logistics, LLC 2.52% Due 2028 / PPN 53567@ AB8

All other payments shall be made on or before 11:00 a.m. local time on each payment date by wire transfer of immediately available funds to:

Bank Name:	The Bank of New York Mellon
ABA Number:	021000018
Account Number:	8901323349
Account Name:	SWIB NON WI PRIV DEBT CTF
FFC:	State of Wisconsin Investment Board/1794478400
Reference:	Lineage Logistics, LLC 2.52% Due 2028 / PPN 53567@ AB8

Notices

Address for notice of payment, including a message as to the source (identifying the security by name and CUSIP number) and application of funds:

Ms. Stacey Michaelis

Accounting Specialist

State of Wisconsin Investment Board

121 East Wilson Street

P. O. Box 7842

Madison, WI 53707-7842

Telephone: (608) 267-9092

Facsimile: (608) 266-2436

Address for notices and communications (other than related to payment):

State of Wisconsin Investment Board

121 East Wilson Street

P. O. Box 7842

Madison, WI 53707-7842

Attention: Private Markets Group-Private Debt

Email:	Jim.VanderMeer@swib.state.wi.us, Tarun.Vanjani@swib.state.wi.us and Chris.Prestigiacomo@swib.state.wi.us

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-6006423

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Ms. Stacey Michaelis

Accounting Specialist

State of Wisconsin Investment Board

121 East Wilson Street

Madison, WI 53707-7842

Copy to Jim VanderMeer (Jim.VanderMeer@swib.state.wi.us)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY 1700 Farnam Street Omaha, Nebraska 68102	SERIES B	$15,000,000

Payments

Payment on Account of Note by Federal Funds Wire Transfer to:

Northern CHGO/Trust
ABA #	071000152
Credit Wire Account #	5186061000
Account #	26-58056
Account Name:	Woodmen of the World Life Insurance Society-General
Swift#	CNORUS44
RE:	Wire must identify payment by PPN#, with breakdown of principal/interest amounts
Accompanying Information:	Lineage Logistics, LLC, 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8 and Due Date and Application (as among principal, make whole and interest) of the payment being made

Notices

Address for Notices Related to Payments:

Woodmen of the World Life Insurance Society

Attn: Investment Division

1700 Farnam Street

Omaha, Nebraska 68102

mfitzgibbons@woodmen.org

Address for All Other Notices:

Woodmen of the World Life Insurance Society

Attn: Investment Division

1700 Farnam Street

Omaha, Nebraska 68102

mfitzgibbons@woodmen.org

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0339250

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Woodmen of the World Life Insurance Society

Attn: Investment Division

1700 Farnam Street

Omaha, Nebraska 68102

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
AMERITAS LIFE INSURANCE CORP. c/o Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	SERIES D	€12,000,000

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Correspondent Bank Name:	JP Morgan AG
Correspondent Bank SWIFT:	CHASDEFX
Beneficiary Bank:	JPMorgan Chase London
Beneficiary SWIFT/BIC:	CHASGB2L
For Account Number:	49986
FFC:	GTI 49986 Ameritas Life Insurance Corp.
IBAN:	GB07CHAS60924238639101
Reference:	PPN N5269@ AB4; Lineage Treasury Europe B.V. 1.26% due Aug. 20, 2031

with sufficient information to identify the source and application of such funds, including Issuer name, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

Notices

All Notices and communications sent to:

Ameritas Life Insurance Corp.

Ameritas Investment Partners, Inc.

ATTN: Private Placements

5945 R Street

Lincoln, NE 68505

Contacts: Joe Mick

Tel: 402-467-7471

Fax: 402-467-6970

Email: Joe.Mick@Ameritas.com AND privateplacements@ameritas.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0098400

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

ATTN: Physical Receive Department

REF: Account P72220

REF: Ameritas Life Insurance Corp.

With a copy of Notes sent to Joe Mick, Ameritas Investment Partners, Inc., per above

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
UNITED OF OMAHA LIFE INSURANCE COMPANY 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	SERIES A	$8,500,000

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to:

United of Omaha Life Insurance Company

Account # 900-9000200

a/c: G07097

Cusip/PPN: 53567@ AA0

Interest Amount:

Principal Amount:

Notices

Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

4 Chase Metrotech Center, 16th Floor

Brooklyn, NY 11245-0001

Attn: Income Processing

a/c: G07097

Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

4 - Investment Management

United of Omaha Life Insurance Company

3300 Mutual of Omaha Plaza

Omaha, NE 68175-1011

Email Address for Electronic Document Transmission: privateplacements@mutualofomaha.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0322111

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account# G07097

**	It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
MUTUAL OF OMAHA INSURANCE COMPANY 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	SERIES A	$1,500,000

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to:

Mutual of Omaha insurance Company

Account # 900-9000200

a/c: G07096

Cusip/PPN: 53567@ AA0

Interest Amount:

Principal Amount:

Notices

Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

4 Chase Metrotech Center, 16th Floor

Brooklyn, NY 11245-0001

Attn: Income Processing

a/c: G07096

Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

4 - Investment Management

United of Omaha Life Insurance Company

3300 Mutual of Omaha Plaza

Omaha, NE 68175-1011

Email Address for Electronic Document Transmission: privateplacements@mutualofomaha.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0246511

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account# G07096

**	It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
THE OHIO NATIONAL LIFE INSURANCE COMPANY One Financial Way Cincinnati, OH 45242	SERIES B	$5,000,000

Payments

Address for payments on account of the Notes By bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:

U.S. Bank N.A.

5th & Walnut Streets

Cincinnati, OH 45202

ABA #042-000013

SWIFT Code/BIC: USBKUS44IMT

For credit to The Ohio National Life

Insurance Company’s Account No. 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

The Ohio National Life Insurance Company

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

Fax number: 513-794-4506

With a copy to: privateplacements@ohionational.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-0397080

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Ohio National Life Insurance Company

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
OHIO NATIONAL LIFE ASSURANCE CORPORATION One Financial Way Cincinnati, OH 45242	SERIES B	$5,000,000

Payments

Address for payments on account of the Notes By bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security and principal or interest) to:

U.S. Bank N.A.

5th & Walnut Streets

Cincinnati, OH 45202

ABA #042-000013

SWIFT Code/BIC: USBKUS44IMT

For credit to Ohio National Life

Assurance Corporation’s Account No. 865-215-8

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

Ohio National Life Assurance Corporation

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

Fax number: 513-794-4506

With a copy to: privateplacements@ohionational.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-0962495

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Ohio National Life Assurance Corporation

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
STANDARD INSURANCE COMPANY 1100 SW Sixth Avenue, P14B Portland, OR 97204	SERIES B	$8,000,000

Payments

Payment on account of Note(s) by Federal Funds Wire Transfer to:

Bank of New York
ABA Number:	021000018
GLA111566
Account number:	3430878400
Account Name:	Standard Insurance Company
Accompanying Information:	Lineage Logistics, LLC, 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8, Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made

Notices

Address / Fax # for notices related to payments:

Standard Insurance Company

c/o Bank of New York Mellon

Attention: CCSTeam9 – Client Service Insurance Custody

P & I Department

P.O. Box 19266

Newark, NJ 07195

Tel: (315) 414-3324

Email: ccsteam9@bnymellon.com

Fax: 1-844-803-7567

with a copy to:

Standard Insurance Company

1100 SW Sixth Avenue, P14B

Portland, OR 97204

Telephone (971) 321-8439

Attn: Kathy Wolf IMGOPS@standard.com

Fax: (971-321-5890

Address / Fax # for all other notices:

Standard Insurance Company

1100 SW Sixth Avenue, P14B

Portland, OR 97204

Telephone (971) 321- 8301

Attn: Zaur Akhriev (IMGPMS@standard.com)

(971) 321-8560

Name of Nominee in which Notes are to be issued: HARE & Co., LLC

Taxpayer I.D. Number: 93-0242990

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Depository Trust Company

570 Washington Boulevard. – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon Branch Deposit Department

Account Name: Standard Insurance Company

Account: 343087

Ref: Standard Insurance Company #3430878400

With a copy to: Kathy Wolf (IMGOPS@standard.com)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
ASSURITY LIFE INSURANCE COMPANY 2000 Q Street Lincoln, NE 68503	SERIES B	$7,000,000

Payments

All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds at the opening of business on the due date to:

US BANK NATIONAL ASSOCIATION

13th & M Streets

Lincoln NE 68508

ABA No. 104000029

Account of: Assurity Life Insurance Company

General Fund Account: 1-494-0092-9092

Each such wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principal, premium and interest, if applicable.

Notices

All Notices of payment and written confirmations of such wire transfers should be sent to:

Assurity Life Insurance Company

2000 Q Street

Lincoln, NE 68503

Attention: Investment Division

Fax: (402) 458-2170

Phone: (402) 437-3682

All other communications should be sent to:

Assurity Life Insurance Company

2000 Q Street

P.O. Box 82533

Lincoln, NE 68501-2533

Victor Weber, Senior Director – Investments

Telephone: (402) 437-3682

FAX: (402) 458-2170

E-mail: vweber@assurity.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1843471

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Assurity Life Insurance Company

2000 Q Street

Lincoln, NE 68501-2533

Attention: Victor Weber

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
COUNTRY LIFE INSURANCE COMPANY 1705 N Towanda Avenue Bloomington, IL 61702	SERIES B	$2,500,000

Payments

Payment on Account of Note by Federal Funds Wire Transfer to:

Northern Trust Chgo/Trust
ABA Number 071000152
Wire Account Number 5186041000
SWIFT BIC: CNORUS44
For Further Credit to: 26-02712
Account Name: Country Life Insurance Company
Accompanying Information:	Lineage Logistics, LLC, 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8, Due date and application (as among principal, premium and interest) of the payment being made

Notices

Address/Fax for Notices Related to Payments:

Country Life Insurance Company

Attention: Investment Accounting

1705 N Towanda Avenue

Bloomington, IL 61702

Tel: (309) 821-6348

Fax: (309) 821-2800

Address/Fax for All Other Notices:

Country Life Insurance Company

Attention: Investments

1705 N Towanda Avenue

Bloomington, IL 61702

Tel: (309) 821-6260

Fax: (309) 821-6301

PrivatePlacements@countryfinancial.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 37-0808781

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Northern Trust Company

ATTN: Trade Securities Processing

333 South Wabash Ave, 32nd Floor

Attn: 26-02712/Country Life Insurance Company

Chicago, IL 60604

Include Acct # and Name in cover letter as well

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
COUNTRY MUTUAL INSURANCE COMPANY 1705 N Towanda Avenue Bloomington, IL 61702	SERIES B	$2,500,000

Payments

Payment on Account of Note by Federal Funds Wire Transfer to:

Northern Trust Chgo/Trust
ABA Number 071000152
Wire Account Number 5186041000
SWIFT BIC: CNORUS44
For Further Credit to: 26-02698
Account Name: Country Mutual Insurance Company
Accompanying Information:	Lineage Logistics, LLC, 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028, PPN 53567@ AB8, Due date and application (as among principal, premium and interest) of the payment being made

Notices

Address/Fax for Notices Related to Payments:

Country Mutual Insurance Company

Attention: Investment Accounting

1705 N Towanda Avenue

Bloomington, IL 61702

Tel: (309) 821-6348

Fax: (309) 821-2800

Address/Fax for All Other Notices:

Country Mutual Insurance Company

Attention: Investments

1705 N Towanda Avenue

Bloomington, IL 61702

Tel: (309) 821-6260

Fax: (309) 821-6301

PrivatePlacements@countryfinancial.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 37-0807507

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Northern Trust Company

ATTN: Trade Securities Processing

333 South Wabash Ave, 32nd Floor

Attn: 26-02698/Country Mutual Insurance Company

Chicago, IL 60604

Include Acct # and Name in cover letter as well

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY 1401 Livingston Lane Jackson, MS 39213	SERIES B	$5,000,000

Payments

All payments should be made by wire transfer of immediately available funds to:

The Northern Trust Company

Chicago, IL 60607

ABA No.: 071 000 152

SWIFT/BIC: CNORUS44

Acct. Name: Trust Services

Acct. No.: 518 604 1000

Reference: Attn: Income Collection, Acct# 70-04471 / SFLI05; SFBLI – RESERVES GLOBAL;

Lineage Logistics, LLC; PPN 53567@ AB8, Note No RB-50, **

**	with sufficient information to identify the source and application of such funds, including the interest amount, principal amount, premium amount, etc.

Notices

Address for notices related to scheduled payments:

The Northern Trust Company

Attn: Income Collections

801 S Canal St

Chicago, IL 60607

ICPHYS@ntrs.com

With a copy to: Inv_Acctg-pp@sfbli.com and SFBLICRecon@clearwateranalytics.com

Address for audit confirmation requests:

By electronic delivery to: ICPHYS@ntrs.com

Address for all other communications, including waivers, amendments, consents and financial information:

By electronic deliver to:	Attn: Securities Management PrivatePlacements@sfbli.com

Investment Contact Persons:	Zach Farmer, Director (601) 981-5332 x 1486

Brad Blakney, Asst. Portfolio Manager (601) 981-5332 x 1073 Trey Moss, Analyst (601) 981-5332 x 1224

Name of Nominee in which Notes are to be issued:	Ell & Co, F/B/O Southern Farm Bureau Life Insurance Company

Taxpayer I.D. Number:	64-0283583 (Southern Farm Bureau Life Insurance Company)
36-6412623 (Ell & Co)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Northern Trust Company

Trade Securities Processing 32nd floor

333 S Wabash Ave

Chicago, Illinois 60604

With an electronic copy of the transmittal to: PrivatePlacements@sfbli.com